UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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April 21, 2016

Dear Fellow Stockholders:

Please join us at Time Inc.’s Annual Meeting of Stockholders on June 7, 2016, at 9:00 a.m., Eastern Daylight Time, at our headquarters at 225 Liberty Street, New York, New York 10281.

We are furnishing our proxy materials to stockholders primarily over the Internet. On or about April 21, 2016, we will begin mailing stockholders of record at the close of business on April 12, 2016 a Notice of Internet Availability of Proxy Materials. The Notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. As more fully described in that Notice, a stockholder may instead choose to request paper copies of the proxy materials.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.

Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. Please vote your shares using the Internet or the designated toll-free telephone number, or by requesting a printed copy of the proxy materials and completing and returning by mail the proxy card you will receive in response to your request.

Thank you for your continued support of Time Inc.

Sincerely,

Joseph A. Ripp

Chairman and Chief Executive Officer

Notice of Annual Meeting of Stockholders

TIME	9:00 a.m., Eastern Daylight Time, on Tuesday, June 7, 2016

PLACE	225 Liberty Street, New York, New York 10281

ITEMS OF BUSINESS	1.	To elect the eleven director nominees listed in the Proxy Statement.

	2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016.

	3.	To approve the compensation of our named executive officers on an advisory basis.

	4.	To approve the Time Inc. 2016 Omnibus Incentive Compensation Plan.

	5.	To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

RECORD DATE	You may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting if you were a stockholder of record at the close of business on April 12, 2016.

VOTING BY PROXY	To ensure your shares are voted, you may vote your shares via the Internet, by telephone or, if you have received a printed copy of the proxy materials from us by mail, by completing, signing, dating and promptly returning the enclosed proxy card by mail. Internet and telephone voting procedures are described in the General Information section beginning on page 1 of the Proxy Statement and on the proxy card. For shares held through a bank, broker or other nominee, you may vote by submitting voting instructions to your bank, broker or nominee.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING.

By Order of the Board of Directors,

Lawrence A. Jacobs

Executive Vice President, General Counsel and Corporate Secretary

This Notice of Annual Meeting and Proxy Statement

are being distributed to stockholders beginning on or about April 21, 2016.

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Time Inc. - 2016 Proxy Statement

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Time Inc. - 2016 Proxy Statement

225 Liberty Street

New York, New York 10281

PROXY STATEMENT

Annual Meeting of Stockholders

June 7, 2016

9:00 a.m., Eastern Daylight Time

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on June 7, 2016

Our Proxy Statement and Annual Report on Form 10-K are available at

www.proxyvote.com

The following proxy materials are available for you to review at www.proxyvote.com:

•	this Proxy Statement;
•	the proxy card;
•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2015; and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

Attending the Annual Meeting of Stockholders

•	Doors open at 8:30 a.m., Eastern Daylight Time.
•	Meeting starts at 9:00 a.m., Eastern Daylight Time.
•

If you wish to attend the meeting in person, go to www.proxyvote.com and select the “request meeting admission” link in order to RSVP and print your registration confirmation. You must RSVP before 11:59 p.m., Eastern Daylight Time, on Friday, June 1, 2016. A printed registration confirmation together with photo identification will be requested in order to be admitted to the meeting.

•	You do not need to attend the meeting to vote if you submitted your proxy in advance of the meeting.
•

If you are unable to attend the meeting in person, you can listen to the meeting live via the Internet at www.virtualshareholdermeeting.com/TIME2016. The webcast starts at 9:00 a.m., Eastern Daylight Time, but we recommend that you log in at least ten minutes before the start of the meeting.

General Information

Q:	Why am I being provided these materials?

A:

We have made these proxy materials available to you via the Internet or, upon your request, have delivered printed versions of these materials to you by mail in connection with the solicitation by the Board of Directors (the “Board”) of Time Inc. (the “Company,” “we,” “us,” “our” or “Time”) of proxies to be voted at our Annual Meeting of Stockholders to be held on June 7, 2016 (the “Annual Meeting”), and at any postponements or adjournments of the Annual Meeting.

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If at the close of business on April 12, 2016 you were a stockholder of record or held shares through a bank, broker or other nominee, you are invited to vote your shares and attend the meeting.

Q:	What is being voted on at the Annual Meeting?

A:	There are four proposals scheduled to be voted on at the Annual Meeting:

•	Election of eleven director nominees;
•	Ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for 2016;
•	Approval of the compensation of our named executive officers on an advisory basis; and
•	Approval of the Time Inc. 2016 Omnibus Incentive Compensation Plan.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide stockholders access to our proxy materials via the Internet. Accordingly, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 21, 2016 to stockholders of record entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or your proxy card and to download printable versions of the proxy materials or to request and receive a printed set of the proxy materials from us. Instructions on how to access the proxy materials over the Internet or to request a printed copy from us may be found in the Notice.

Q:	Who is entitled to vote?

A:	Stockholders as of the close of business on April 12, 2016 (the “Record Date”) may vote at the Annual Meeting. As of that date, there were 102,045,674 shares of our common stock outstanding and entitled to vote. You have one vote for each director nominee and for each other proposal to be voted on at the Annual Meeting with respect to each share of common stock held by you as of the Record Date, including shares:

•	Held directly in your name as “stockholder of record” (also referred to as “registered stockholder”); and
•

Held for you in an account with a broker, bank or other nominee (shares held in “street name”)—street name holders generally cannot vote their shares directly and instead must instruct the broker, bank or nominee how to vote their shares.

Q:	What constitutes a quorum?

A:

A majority of the voting power of the outstanding shares of common stock entitled to vote generally on the business properly brought before the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. If you hold your shares in street name and do not provide voting instructions to your broker, New York Stock Exchange (“NYSE”) rules grant your broker discretionary authority to vote your shares on “routine matters” at the Annual Meeting, including the ratification of the appointment of the independent auditors

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in Proposal No. 2. However, the proposals regarding the election of directors, the advisory vote on executive compensation and the approval of the Time Inc. 2016 Omnibus Incentive Compensation Plan are not considered “routine matters.” As a result, if you do not provide instructions, your shares will not be voted on Proposals No. 1, 3 and 4 (resulting in a “broker non-vote”). Although “broker non-votes” will be counted as present and entitled to vote for purposes of determining a quorum, we urge you to promptly provide voting instructions to your broker or other nominee so that your shares are voted on all proposals.

Q:	How many votes are required to approve each proposal?

A:

Each proposal requires the affirmative vote of a majority of the votes cast in order to be approved. “Abstentions” and “broker non-votes” will not affect the satisfaction of this requirement, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated. Approval of Proposal No. 4 (relating to the Time Inc. 2016 Omnibus Incentive Compensation Plan) additionally requires that a majority of the outstanding shares on the Record Date actually cast votes on the matter. Abstentions and broker “non-votes” will have the practical effect of reducing the likelihood that this requirement will be satisfied.

Regarding Proposal No. 1 (relating to the election of the Company’s directors), pursuant to the Company’s by-laws, any incumbent director who fails to receive a majority of the votes cast must submit an offer to resign from the Board no later than two weeks after the Company certifies the voting results. In that case, the rest of the Board would consider the resignation offer and may either (i) accept the offer or (ii) reject the offer and seek to address the underlying cause(s) of the majority-withheld vote. The Board must decide whether to accept or reject the resignation offer within 90 days following the certification of the stockholder vote and the Company must promptly thereafter make a public announcement regarding the Board’s decision.

Q:	How are votes counted?

A:

You may vote “FOR” or “AGAINST” the election of each of the directors (in Proposal 1) and Proposals No. 2, 3 and 4, or you may “ABSTAIN” from voting for one or more directors (in Proposal 1) or Proposals No. 2, 3 or 4.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified below under “How does the Board recommend that I vote?” and in accordance with the discretion of the persons named on the proxy card (the “proxyholders”) with respect to any other matters that may be voted upon at the Annual Meeting or at any adjournment or postponement of the Annual Meeting.

Q:	Who will count the vote?

A:	Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.

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Q:	How does the Board recommend that I vote?

A:	The Board unanimously recommends that you vote as follows:

	Board Vote Recommendation	Page Reference (for more detail)
Election of Directors	“FOR” each director nominee	6
Ratification of the Appointment of Ernst & Young as our Independent Registered Public Accounting Firm for 2016	“FOR”	23
Advisory Vote on the Approval of Executive Compensation	“FOR”	71
Approval of the Time Inc. 2016 Omnibus Incentive Compensation Plan	“FOR”	72

Q:	How do I vote my shares?

A:	If you are a stockholder of record (that is, if your shares are owned in your name and not in “street name”), you may vote:
•	Via the Internet at www.proxyvote.com;
•	By telephone (within the U.S. or Canada) toll-free at 1-800-690-6903;
•	By signing and returning the enclosed proxy card if you have received paper materials; or
•	By attending the Annual Meeting and voting in person.

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the voting instructions provided by your broker, bank or other nominee.

If you wish to vote by telephone or via the Internet, you must do so before 11:59 pm, Eastern Daylight Time, on Monday, June 6, 2016. After that time, telephone and Internet voting will not be permitted, and a stockholder of record wishing to vote who has not previously submitted a signed proxy card must vote in person during the Annual Meeting. Stockholders of record will be on a list held by the inspector of elections. Street name stockholders, also known as beneficial owners, must obtain a proxy from the institution that holds their shares, whether it is their brokerage firm, a bank or other nominee, and present it to the inspector of elections with their ballot in order to vote at the Annual Meeting. Voting in person by a stockholder at the Annual Meeting will replace any previous votes submitted by proxy.

Q:	What does it mean if I receive more than one Notice or proxy card on or about the same time?

A:

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote via Internet or telephone, vote once for each Notice you receive. For more information, see “Householding of Proxy Materials” on page 99 of this Proxy Statement.

Q:	May I change my vote or revoke my proxy?

A:	Yes. Whether you have voted via the Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•	Sending a written statement to that effect to our Corporate Secretary, provided such statement is received at or prior to the Annual Meeting;
•	Submitting a vote at a later time via Internet or telephone before the closing of those voting facilities at 11:59 pm, Eastern Daylight Time, on Monday, June 6, 2016;

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•	Submitting a properly signed proxy card with a later date that is received at or prior to the Annual Meeting; or
•	Attending the Annual Meeting and voting in person.

If you hold stock in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your voting instructions in person at the Annual Meeting if you obtain a signed proxy from the record holder (bank, broker or other nominee) giving you the right to vote the shares and comply with the pre-registration requirements set forth under “Attending the Annual Meeting of Stockholders” on page 1 of this Proxy Statement. Only the latest validly executed proxy that you submit will be counted.

Q:	Could other matters be decided at the Annual Meeting?

A:

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration, the proxyholders will have the discretion to vote on those matters for you.

Q:	Who will pay for the cost of this proxy solicitation?

A:

We will pay for the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. We have hired Innisfree M&A Incorporated to assist in the solicitation of proxies. We will pay Innisfree M&A Incorporated a fee of $25,000, plus reasonable expenses, for these services and for general advice regarding stockholder engagement. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable and documented expenses.

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Proposal No. 1:

Election of Directors

The Board, upon recommendation of the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”), unanimously nominated the eleven director nominees listed below for election to the Board at the Annual Meeting. Each of the eleven nominees currently serves as a member of the Board. Directors elected at the Annual Meeting will be elected to hold office until the 2017 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Unless otherwise instructed, the proxyholders intend to vote the proxies held by them for the election of the eleven director nominees named below. The proxies cannot be voted for more than eleven candidates for director. If any of the eleven director nominees is unable or unwilling to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), the proxyholders may vote for a substitute nominee chosen by the present Board to fill the vacancy. In the alternative, the proxyholders may vote just for the remaining nominees, leaving a vacancy that may be filled at a later date by the Board. Alternatively, the Board may reduce the size of the Board. Set forth below are the principal occupations, business experience, qualifications, public company directorships and certain other information for each of the eleven director nominees.

Nominees for Election as Directors

Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships
JOSEPH A. RIPP Director since 2013 Age 64

Mr. Ripp has served as our Chief Executive Officer since September 2013, Director since November 2013 and Chairman since April 2014. Prior to that, Mr. Ripp served as Chief Executive Officer of OneSource Information Services, Inc., a leading provider of online business information and sales intelligence solutions, beginning shortly after the 2012 acquisition of OneSource by Cannondale Investments, Inc., a joint venture formed in 2010 between Mr. Ripp and GTCR, a leading private equity firm. Mr. Ripp served as Chief Executive Officer of Cannondale from 2010 to 2012. From 2008 to 2010, Mr. Ripp served as Chairman of Journal Register Company (now known as 21st Century Media). Prior to that, Mr. Ripp served as President and Chief Operating Officer of Dendrite International Inc., a leading provider of sales, marketing, clinical and compliance solutions for the global pharmaceutical industry. Mr. Ripp began his media career at Time Inc. in 1985 and held several executive level positions at Time Inc. and Time Warner Inc., including Senior Vice President, Chief Financial Officer and Treasurer of Time Inc. from 1993 to 1999, Executive Vice President and Chief Financial Officer of Time Warner from 1999 to January 2001, Executive Vice President and Chief Financial Officer of America Online from January 2001 to 2002 and Vice Chairman of America Online from 2002 to 2004.

Skills and Qualifications

Mr. Ripp brings to the Board extensive experience, expertise and background in the publishing and media industries. He also possesses corporate leadership experience and extensive knowledge of our business gained from his prior senior executive roles at Time Inc. and Time Warner as well as his current position as our Chief Executive Officer overseeing the Company’s business operations.

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Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships
DAVID A. BELL Director since 2014 Age 72

Mr. Bell brings over 40 years of advertising and marketing industry experience to our Board, having served as CEO of three of the largest companies in the industry–Bozell Worldwide, True North Communications and The Interpublic Group of Companies, Inc. Mr. Bell currently provides strategic branding, digital marketing and public relations services through Belwether Advisors, a consulting sole proprietorship. Mr. Bell has served as a Senior Advisor to AOL Inc. since 2009 and as an Operating Advisor to Pegasus Capital Advisors LP since 2004. Mr. Bell also served as a Senior Advisor to Google Inc. from 2006 to 2009.

Mr. Bell is currently Chairman of Gyro, an advertising agency focused on business-to-business marketing, and is a member of the boards of directors of Creative Realities, Inc., an integrated experiential design firm that assists retail marketers in creating interactive consumer experiences, and multiple early-stage companies including Double Verify, Your Tango, Resonate Networks, Dstillery and 33Across. He has also served on the boards of multiple publicly-traded companies, including The Interpublic Group of Companies Inc. from 2003 to 2005 and PRIMEDIA Inc. from 2001 to 2010. Mr. Bell was inducted into the Advertising Hall of Fame in 2007.

Skills and Qualifications

Mr. Bell brings extensive executive leadership and public company governance experience, traditional and digital advertising and marketing experience, and entrepreneurial experience in developing new businesses.

JOHN M. FAHEY, JR. Director since 2014 Age 64

Mr. Fahey, who serves as the Company’s Lead Independent Director, is the former Chairman of National Geographic Society, a non-profit scientific and educational organization, where he served until his retirement in February 2016. Prior to that, Mr. Fahey served as National Geographic Society’s Chief Executive Officer from 1998 to 2013 and as its President from 1998 to 2010. During his tenure as President and Chief Executive Officer of National Geographic Society, he led its entry into cable television (now available in 171 countries), the expansion of its magazine (now published in English and 39 local-language editions) and the extension of National Geographic content into digital media. Mr. Fahey joined the National Geographic family in 1996. Prior to that, he was Chairman, President and Chief Executive Officer of Time Life Inc., a former affiliate of Time Inc., for seven years. Earlier, Mr. Fahey worked for Home Box Office, where he was instrumental in the startup of CINEMAX, and was a circulation manager for Time magazine.

In February 2014, President Obama appointed Mr. Fahey as a Member of the Smithsonian Board of Regents for a six-year term. He also serves on the boards of Johnson Outdoors Inc. and Lindblad Expeditions Holdings Inc.

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Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships

Skills and Qualifications

Mr. Fahey has extensive leadership, strategic planning, international, marketing, magazine, digital media, corporate transactional and enterprise risk management experience through his 18 years with National Geographic. With more than seven years as Chairman, President and Chief Executive Officer of Time Life Inc., he also has knowledge of our company’s history.

MANUEL A. FERNANDEZ Director since 2014 Age 69

Until his retirement in November 2013, Mr. Fernandez served on the board of Sysco Corporation, a global leader in selling, marketing and distributing food products, for seven years, holding the titles of Executive Chairman (to which he was appointed in 2012) and Non Executive Chairman of the board (to which he was appointed in 2009). Mr. Fernandez has been Managing Partner of SI Ventures, LLC, a venture capital partnership focusing on information technology and communications infrastructure companies that enable e-business, since 2000. He also held the positions of Chairman, President and Chief Executive Officer of Gartner, Inc., a leading information technology research and consulting company, from 1989 until 2000; and President and Chief Executive Officer of three technology-driven companies: Dataquest, Inc., Gavilan Computer Corporation and Zilog Incorporated.

Mr. Fernandez has served on the board of Brunswick Corporation as lead director since 2005. He has also served on the board of directors of Leggett & Platt, Incorporated since 2014. Mr. Fernandez served on the board of directors of Sysco Corporation from 2006 until his retirement in 2013 and on the board of directors of Flowers Foods, Inc. from 2005 to 2014. He was a director at Stanley Black & Decker, Inc. (and its predecessor the Black & Decker Company) from 2000 to 2012, is a former Chairman of the board of trustees of the University of Florida, and was appointed by President Bush in May 2003 to serve as a member of the President’s Information Technology Advisory Committee.

Skills and Qualifications

Having invested in over 20 start-up companies in the information technology field and having served as an executive at and on the governance bodies of multiple public and private entities, Mr. Fernandez brings extensive knowledge in matters of corporate strategy, product innovation and development, information technology and IT strategy and strategic planning, as well as international experience.

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Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships
DENNIS J. FITZSIMONS Director since 2014 Age 65

Mr. FitzSimons has served since 2004 as Chairman of the Chicago-based Robert R. McCormick Foundation, a charitable organization with extensive assets. Prior to that, Mr. FitzSimons was the Chief Executive Officer of Tribune Company from 2003 to 2007 and Chairman from 2004 to 2007, stepping down upon completing the sale of the company. Mr. FitzSimons began his 25-year career at Tribune in 1982, spending his first 17 years in the broadcast division in positions of increasing responsibility, including General Manager of WGN-TV, Chicago, and President/Chief Executive Officer of Tribune Broadcasting. He was appointed Executive Vice President of Tribune Company in January 2000, with responsibility for the company’s broadcasting, publishing and digital groups, as well as the Chicago Cubs Major League Baseball team. He was elected to the Tribune Company board of directors in 2000 and named President and Chief Operating Officer in July 2001 before becoming CEO in January 2003 and Chairman in January 2004. He started his media career at Grey Advertising in New York.

Mr. FitzSimons serves as a Director of Media General, Inc. He is a Trustee of both Northwestern University and Chicago’s Museum of Science and Industry. Mr. FitzSimons chaired the Media Security and Reliability Council for the U.S. Federal Communications Commission from 2002 to 2004 and served as a Director of The Associated Press from 2004 to 2007.

Skills and Qualifications

Mr. FitzSimons demonstrated significant leadership skills during his 25-year career at Tribune Company, one of the nation’s largest multimedia companies. He had direct responsibility for developing and managing the cross-platform potential of the company’s broadcast, print and emerging digital media operations. Through this and his service on various media company and not-for-profit boards, Mr. FitzSimons brings publishing, strategic media industry and public company expertise.

BETSY D. HOLDEN Director since 2014 Age 60

Ms. Holden has been a Senior Advisor to McKinsey & Company, a global management consulting firm, since April 2007, working with clients on strategy, marketing and board effectiveness initiatives. From 2001 to 2003, she was Co-Chief Executive Officer of Kraft Foods and from 2000 to 2003, she was Chief Executive Officer of Kraft Foods North America. Additional positions at Kraft included President, Global Marketing and Category Development and Executive Vice President, with oversight of operations, IT, procurement, research and development, and marketing services, as well as multiple business unit President and line management assignments. Under her leadership, Kraft Foods was a food industry leader in developing digital programs related to customer relationship management, marketing and content and won numerous marketing and innovation accolades.

Ms. Holden serves on the boards of Diageo plc and Western Union Holdings, Inc. Ms. Holden serves on the executive committees of the Duke University Board of Trustees, the Global Advisory Board of the Kellogg School of Management and Ravinia Festival’s Board of

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Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships

Trustees. She is President of the Off the Street Club Board and is Treasurer of the Board of Chicago High School for the Arts. Ms. Holden previously served on the boards of Catamaran Corporation, Kraft Foods, Tupperware, Tribune Company and Media Bank. She was a 2015 honoree of the NACD Directorship 100 award.

Skills and Qualifications

Ms. Holden brings over 30-years experience in consumer marketing, innovation and brand management, including chief executive-level experience at one of the largest U.S.-based multinational companies. In addition, she has a record of success in leading organic growth, acquisitions, global expansion, talent management and cost management. Having served on the boards of multiple public, private and not-for-profit companies, she has extensive board and corporate governance experience.

KAY KOPLOVITZ Director since 2014 Age 71

Ms. Koplovitz founded, built and served for 21 years as Chairman & CEO of the highly successful USA Networks, the first advertiser-supported basic cable network. She is credited with introducing to the basic cable network business model a second revenue stream, licensing fees, in addition to advertising. She also negotiated the first cable television deals for multiple professional sports leagues and events. Since stepping down from USA Networks in 1998, she has simultaneously run Koplovitz & Company, a media advisory and investment firm specializing in marketing and growth strategies for early to late stage companies, and Springboard Enterprises, a non-profit entity dedicated to training women leaders of high-growth technology oriented companies to raise capital. Also in 1998 Ms. Koplovitz was appointed by President Clinton to chair the National Women’s Business Council.

Ms. Koplovitz serves on the boards of CA Technologies, Inc. and ION Media Networks. She also serves on the boards of non-profit entities The Paley Center for Media, The International Tennis Hall of Fame, The College of Letters and Science at the University of Wisconsin and Springboard Enterprises.

Skills and Qualifications

Ms. Koplovitz has extensive leadership experience founding and managing a major consumer-focused, multi-billion dollar media company. Having co-founded several successful ventures and serving on multiple publicly-held and not-for-profit boards, her experiences encompass venture capitalism, marketing and sales and technology, as well as corporate governance matters.

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Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships
J. RANDALL MACDONALD Director since 2014 Age 67

Mr. MacDonald served as Senior Vice President of Human Resources at IBM, a global technology and consulting firm, from 2000 until his retirement from IBM in June 2013. He was part of the team that led the transformation of IBM to a company that delivers top-to-bottom technology solutions. Before that, he was with GTE (now Verizon Communications) for 17 years in positions of increasing responsibility, including Executive Vice President of Human Resources and Administration. He also held human resources positions at Ingersoll-Rand Company and Sterling Drug, Inc.

Mr. MacDonald serves as a member of the board of directors of Delphi Automotive PLC. He was a director of Covance Inc. from 1998 to 2006. He also serves as Vice Chairman of the board of trustees of Bucknell University and Vice Chairman of the board of directors of National Association of Human Resources. He is one of thirteen Distinguished Fellows of the National Academy of Human Resources. In addition, he is a trustee of the U.S. Ski and Snowboard Team Foundation and a fellow of Cornell University’s Center for Advanced Human Resources Studies.

Skills and Qualifications

Mr. MacDonald has over four decades of human resources experience. His extensive experience at major publicly-traded companies enables him to advise on global human resources matters, compensation practices, leadership assessment and development, restructurings and general management.

RONALD S. ROLFE Director since 2014 Age 70

Mr. Rolfe is a retired Partner at Cravath, Swaine & Moore LLP, a premier law firm in the United States, where he practiced until his retirement in December 2010. Mr. Rolfe’s practice spanned the world and included corporate governance, securities, antitrust and commercial litigation and arbitration for U.S. and international clients. Mr. Rolfe began as an Associate with Cravath in 1970 and became Partner in 1977. He also served as Law Clerk to the Honorable Marvin E. Frankel, U.S. District Court Judge in the Southern District of New York, in 1969.

Mr. Rolfe currently serves on the boards of directors of public companies Noranda Aluminum Holding Corporation (since 2013), Berry Plastics Group, Inc. (since 2013) and Reynolds American Inc. (since 2014). He also currently serves on the board of private company Advanced Assessment Systems, Inc.

Skills and Qualifications

Mr. Rolfe’s distinguished legal career, during which he advised numerous corporate boards and senior executives, enables him to provide invaluable insight on risk management and corporate governance matters. His service on both public and private boards provides him with meaningful experience in strategic planning, budgeting and compliance with various regulatory requirements.

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Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships
SIR HOWARD STRINGER Director since 2014 Age 74

Sir Howard Stringer served as Chairman, President and CEO of Sony Corporation, a multinational conglomerate with a diversified business primarily focused on the electronics, game, entertainment and financial services sectors, from 2005 until 2012, when he became Chairman of the board of directors. He retired from that position in June 2013. He joined Sony in May 1997 and was named President and Group Executive of the Sony Corporation of America in 1998, responsible for Sony’s entertainment companies: Sony Pictures Entertainment, Sony Music Entertainment and Sony/ATV Music Publishing. Prior to that, Sir Howard had a distinguished 30-year career as a journalist, producer and executive at CBS Inc., where he won 11 individual Emmy awards. He was Executive Producer of the CBS Evening News from 1981 until 1986, President of CBS News from 1986 until 1988 and President of CBS from 1988 until 1995, where he was responsible for all broadcast activities, including entertainment, news, sports and its radio and television stations.

Sir Howard serves as director on the executive board of the BBC and the board of directors for TalkTalk Telecom Group PLC. In 2005, Sir Howard was named one of Time magazine’s Top 100 (Builders and Titans).

Skills and Qualifications

Sir Howard has extensive knowledge in consumer-based products and the technology industry through his 16 years of leadership and senior management experience as former Chairman and CEO at Sony Corporation. As a 30-year veteran of CBS, he also brings a wealth of knowledge in journalism and the multimedia and entertainment industries.

MICHAEL P. ZEISSER Director since 2016 Age 51

Mr. Zeisser has been Chairman, U.S. Investments, for Alibaba Group since October 2013. From 2003 to 2013, Mr. Zeisser was Senior Vice President of Liberty Interactive Corporation (formerly known as Liberty Media Corporation). Prior to joining Liberty Media, Mr. Zeisser was a partner at McKinsey & Company in New York from 1996 to 2003, where he co-founded and led McKinsey’s Internet Practice.

Mr. Zeisser currently serves on the boards of XO Group, Inc. and Shutterfly, Inc. He previously served on the boards of TripAdvisor, Inc. and IAC/Interactive Corp. Mr. Zeisser is a member of the Media Advisory Group of the American Association for the Advancement of Science.

Skills and Qualifications

As a current and former executive of companies with significant operations in the digital media industry, Mr. Zeisser has extensive insight into, and unique and specialized experience regarding, the Internet and digital media. He also possesses significant experience with respect to international operations and business strategy.

The Board of Directors unanimously recommends a vote FOR the election of each of the eleven director nominees named above.

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Time Inc. - 2015 Proxy Statement

BOARD OF DIRECTORS

Committees of the Board and Meetings

There are currently three standing committees of the Board: the Audit and Finance Committee, the Compensation Committee and the Nominating and Governance Committee (each, a “Committee”). Each Committee is comprised entirely of independent directors, consistent with the definition of “independent” under the NYSE listing standards applicable to boards of directors generally and board committees in particular. Each Committee is authorized to retain its own outside counsel and other advisors as it deems necessary or advisable.

The Board has adopted written charters for each of its standing Committees, copies of which are posted on our website at www.timeinc.com. A stockholder also may request a copy of these materials in print, without charge, by contacting our Corporate Secretary at Time Inc., 225 Liberty Street, New York, New York 10281. Each of the Audit and Finance Committee, the Compensation Committee and the Nominating and Governance Committee reviews its charter on an annual basis. Each Committee makes recommendations, as appropriate, to the full Board as a result of its charter review. In addition to the three standing Committees, the Board may approve the creation of special committees to act on behalf of the Board.

The following table summarizes the current membership of the Board and each of its standing Committees, as well as the number of times the Board and each Committee met during 2015.

Name	Board	Audit and Finance Committee	Compensation Committee	Nominating and Governance Committee
Joseph A. Ripp	Chairman
David A. Bell*	Member		Chair
John M. Fahey, Jr.*(1)	Lead Independent Director			Member
Manuel A. Fernandez*	Member	Member		Member
Dennis J. FitzSimons*	Member	Member	Member
Betsy D. Holden*	Member	Member	Member
Kay Koplovitz*	Member		Member	Member
J. Randall MacDonald*	Member			Chair
Ronald S. Rolfe*(1)	Member	Chair		Member
Sir Howard Stringer*	Member		Member	Member
Michael P. Zeisser*(1)	Member	Member
Number of Meetings	11	7	8	6

*	Independent Director
(1)

Mr. Fahey served on the Audit and Finance Committee throughout 2015 and until April 11, 2016. Mr. Rolfe’s service on the Nominating and Governance Committee and Mr. Zeisser’s service on the Audit and Finance Committee each commenced on April 11, 2016.

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Each of our directors attended 75% or more of the total number of meetings of the Board held during the period in which he or she was a director and the number of meetings held by all Committees on which he or she served. Mr. Zeisser was elected to the Board in February 2016 and therefore did not attend any Board or Committee meetings in 2015.

Audit and Finance Committee

The Audit and Finance Committee is responsible for, among other things:

•	Overseeing the quality and integrity of our financial statements, internal controls over financial reporting, accounting practices and financial information we provide to the SEC or the public;

•

Reviewing our annual and interim financial statements, the reports of our independent registered public accounting firm on our annual financial statements and the effectiveness of our internal controls over financial reporting, Management’s Report on Internal Control over Financial Reporting and the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations in our periodic reports and other filings with the SEC;

•	Selecting and appointing an independent registered public accounting firm, such appointment to be ratified by stockholders at our annual meeting;

•	Pre-approving all services to be provided to us by our independent registered public accounting firm;

•

Reviewing with our independent registered public accounting firm and our management the plan and scope of the accounting firm’s proposed annual financial statement audit, quarterly reviews and annual report of our internal control over financial reporting, including the procedures to be utilized;

•

Reviewing with our independent registered public accounting firm and our management the accounting firm’s significant findings and recommendations upon the completion of the annual financial statement audit, quarterly reviews and annual audit of our internal control over financial reporting;

•	Reviewing and evaluating the qualification, performance, fees and independence of our registered public accounting firm;

•

Meeting with our independent registered public accounting firm and our management regarding our internal controls over financial reporting, critical accounting policies and practices and other matters;

•	Discussing earnings releases and reports to rating agencies with our management and our independent registered public accounting firm;

•	Overseeing our internal audit function;

•	Assisting our Board in the oversight of our financial structure, financial condition and capital strategy; and

•	Overseeing our compliance program, response to regulatory actions involving financial, accounting and internal control matters, internal controls and risk management policies.

All members of the Audit and Finance Committee are “independent,” consistent with the NYSE listing standards applicable to boards of directors in general and audit committees in particular. The Board has determined that each of Mr. Dennis FitzSimons, Ms. Betsy D. Holden and Mr. Ronald  S. Rolfe is an “audit committee financial expert” as defined in applicable SEC rules.

Audit and Finance Committee Report

Management is responsible for the preparation of the Company’s financial statements and the independent registered public accounting firm is responsible for examining those statements. In

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connection with the preparation of the December 31, 2015 financial statements, the Audit and Finance Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed under generally accepted auditing standards, including Auditing Standard No. 16, “Communications with Audit Committees”; and (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit and Finance Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence.

Based upon these reviews and discussions, the Audit and Finance Committee recommended, and the Board of Directors approved, that the Company’s audited consolidated financial statements be included in the annual report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC. The Audit and Finance Committee also appointed Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016, subject to the ratification of such appointment by the stockholders.

AUDIT AND FINANCE COMMITTEE

Ronald S. Rolfe (Chair)

John M. Fahey, Jr.

Manuel A. Fernandez

Dennis J. FitzSimons

Betsy D. Holden

Compensation Committee

The Compensation Committee is responsible for, among other things:

•	Setting and reviewing our general policy regarding executive compensation;

•	Determining the compensation (including salary, bonus, equity-based grants and any other long-term cash compensation) of our Chief Executive Officer and other executive officers;

•

Overseeing our disclosure regarding executive compensation, including approving the report to be included in our annual proxy statement and included or incorporated by reference in our annual report on Form 10-K;

•	Approving employment agreements for our Chief Executive Officer and other executive officers;

•	Reviewing the benefits provided to our Chief Executive Officer and other executive officers;

•	Administering our executive bonus and equity-based incentive plans;

•

Overseeing our response to regulatory developments affecting compensation and, along with our Nominating and Governance Committee, reviewing and making recommendations regarding our responses to stockholder proposals relating to compensation matters and our proposals relating to the frequency of advisory votes on executive compensation; and

•

Assessing the independence of compensation consultants, legal counsel and other advisors to the Compensation Committee and hiring, approving the fees and overseeing the work of, and terminating the services of such advisors.

All members of the Compensation Committee are “independent,” consistent with the NYSE listing standards applicable to boards of directors in general and compensation committees in particular. In addition, all members of the Compensation Committee qualify as “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act) and as “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”)).

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Compensation Consultant

The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Compensation Committee engages an independent compensation consultant to provide it with objective and expert analysis, advice and information with respect to executive compensation. Towers Watson (now Willis Towers Watson Public Limited Company) served as the independent compensation consultant until July 30, 2015, and Meridian Compensation Partners, LLC has served as the independent compensation consultant since July 30, 2015. In light of certain administrative and advisory products and services that Towers Watson has provided and is expected to provide to the Company, the Compensation Committee switched independent compensation consulting firms to provide the Company with greater flexibility to use Towers Watson for such other services while avoiding the possible appearance of a conflict of interest. All services provided by Towers Watson during its tenure as independent compensation consultant and all executive compensation services provided by Meridian were directed or approved by the Compensation Committee. The Compensation Committee has concluded that no conflict of interest existed with Towers Watson during its tenure as independent compensation consultant and that no conflict of interest exists with Meridian. These independence determinations were made after considering the following six factors: (i) the provision of other services to us by the compensation consultant; (ii) the amount of fees received from us by the compensation consultant, as a percentage of its total revenue; (iii) the policies and procedures of the compensation consultant that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the compensation consulting firm’s individual consultants with members of the Compensation Committee; (v) any of our stock owned by such individual consultants or the consulting firm; and (vi) any business or personal relationship of such individual consultants or the consulting firm with any of our executive officers.

In addition to the independent compensation consultants, members of our Human Resources, Legal and Finance Departments support the Compensation Committee in its work by providing data, analysis and recommendations regarding the Company’s executive compensation practices and policies and individual pay recommendations. Since Towers Watson ceased acting as the Compensation Committee’s independent compensation consultant, it has provided advice to management in support of these activities.

For additional information on the Compensation Committee’s activities, its use of outside advisors and its consideration and determination of executive compensation, see “Executive Compensation—Compensation Discussion and Analysis “ beginning on page 25 of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

Mr. Bell, Mr. FitzSimons, Ms. Holden, Ms. Koplovitz and Sir Howard Stringer served on our Compensation Committee during 2015. None of these individuals has at any time been an officer or employee of the Company. During 2015, none of our executive officers served as a member of the board of directors or compensation committee of any entity for which a member of our Board or Compensation Committee served as an executive officer.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for, among other things:

•	Overseeing our corporate governance practices;

•	Reviewing and recommending to our Board amendments to our by-laws, certificate of incorporation, committee charters and other governance policies;

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•	Reviewing and making recommendations to our Board regarding the structure of our various board committees;

•	Identifying, reviewing and recommending to our Board individuals for election to the Board;

•	Adopting and reviewing policies regarding the consideration of board candidates proposed by stockholders and other criteria for board membership;

•	Overseeing and monitoring general governance matters, including communications with stockholders and regulatory developments relating to corporate governance;

•	Overseeing the Chief Executive Officer succession planning process, including an emergency succession plan;

•	Reviewing the leadership structure of our Board; and

•	Overseeing our Board’s annual self-evaluation.

All members of the Nominating and Governance Committee are “independent,” consistent with the NYSE listing standards applicable to boards of directors.

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GOVERNANCE OF THE COMPANY

Our Standards of Business Conduct, our Code of Ethics for Senior Executive and Senior Financial Officers, our Corporate Governance Policy, our Committee charters and other corporate governance information are available on our website at www.timeinc.com. Any stockholder also may request them in print, without charge, by contacting our Corporate Secretary at Time Inc., 225 Liberty Street, New York, New York 10281.

Standards of Business Conduct

Our Standards of Business Conduct apply to our employees, including any employee directors. The Standards of Business Conduct establish policies pertaining to, among other things, employee conduct in the workplace, electronic communications and information security, accuracy of books, records and financial statements, securities trading, confidentiality, conflicts of interest, fairness in business practices, anti-bribery and anti-corruption laws, antitrust laws and political activities and solicitations.

The Audit and Finance Committee oversees the adherence to the Standards of Business Conduct. Our Chief Ethics and Compliance Officer is responsible for enforcing the Standards of Business Conduct and other Company compliance policies. Our Chief Ethics and Compliance Officer also assists in the communication of the Standards of Business Conduct and oversees employee education regarding its requirements, including online compliance training.

We maintain an employee help line, called the Ethics Hotline. The Ethics Hotline is the Company’s primary mechanism for receiving and acting on business conduct and ethical complaints. Through the Ethics Hotline, employees can report integrity concerns without fear of retaliation or seek guidance on business conduct matters. In some countries, local and regional differences in culture and law limit the scope and types of reports we may accept through our Ethics Hotline. We provide alternative reporting direction for employees in these countries. Employees may also report integrity concerns via mail, fax or email. With respect to complaints and concerns regarding accounting and auditing matters, employees may also report them to the Company’s Controller. If an employee makes a complaint, our Chief Ethics and Compliance Officer receives the report and then coordinates with internal and outside resources, as appropriate, to investigate reported concerns. The Chief Ethics and Compliance Officer, together with our internal auditor, are responsible for reporting to the Audit and Finance Committee inquiries and complaints we receive and any resulting investigations and corrective actions.

Code of Ethics for Senior Executive and Senior Financial Officers

Our Code of Ethics for Senior Executive and Senior Financial Officers (the “Code of Ethics”) applies to certain senior management of the Company, including individuals in the role of Chief Executive Officer, Chief Financial Officer, Controller and the senior-most tax executive (and others performing similar senior executive functions at the Company from time to time in the future). Among other things, the Code of Ethics mandates that the designated officers engage in and promote honest and ethical conduct, disclose to the Compliance Office any material transaction or relationship that reasonably could be expected to give rise to a conflict, protect the confidentiality of non-public information about the Company or its subsidiaries and their customers, take all reasonable measures to achieve responsible use of and control over the Company’s assets and resources, comply with all applicable governmental rules and regulations and promptly report any possible violation of the Code of Ethics. Additionally, the Code of Ethics requires that these individuals promote full, fair, accurate, timely and

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understandable disclosure in the Company’s publicly filed reports and other public communications and sets forth standards for accounting practices and records. We hold individuals to whom the Code of Ethics applies accountable for adherence to the Code of Ethics. Our Chief Ethics and Compliance Officer oversees and assists in the communication of the Code of Ethics.

We intend to disclose any amendments to or waivers of provisions of the Standards of Business Conduct or Code of Ethics granted to directors or executive officers by posting such information on our website.

Corporate Governance Policy

Our commitment to good corporate governance is reflected in our Corporate Governance Policy, which describes the Board’s views on a wide range of governance topics. The Corporate Governance Policy is reviewed no less frequently than annually by the Nominating and Governance Committee and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the Board.

Significant Governance Practices

Director Nomination Process

The Nominating and Governance Committee evaluates director candidates in accordance with the director membership criteria described in our Corporate Governance Policy and our Policy Statement Regarding Director Nominations. The Nominating and Governance Committee reviews a candidate’s qualifications to serve as a member of our Board based on the skills and characteristics of the individual as well as the overall composition of our Board in light of the Company’s current and expected structure and business needs, regulatory requirements, the diversity of viewpoints represented on the Board and committee membership requirements. The Nominating and Governance Committee evaluates a candidate’s professional skills and background, experience at the policy-making level in the business, government or non-profit sectors or as a director of a widely-held public corporation, financial literacy, age, independence and past performance (in the case of incumbent candidates), along with qualities expected of all directors, including integrity, judgment, acumen, high professional and personal ethics, familiarity with our business and the time and ability to make a constructive contribution to our Board.

In February 2016, the Board elected an additional independent director, Michael P. Zeisser. His qualifications and experience are described on page 12. The Nominating and Governance Committee led the director search process. Mr. Zeisser met with all of the members of the Nominating and Governance Committee and most of the members of the Board, and the Nominating and Governance Committee recommended Mr. Zeisser for election to the Board. The Board determined that Mr. Zeisser possesses all of the qualities required of director candidates, including independence from the Company’s management; significant leadership and senior management experience in the digital media industry; professional experience, skills, knowledge, viewpoints and backgrounds that contribute to the diversity of viewpoints on the Board; and experience as a director of other public corporations.

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee considers and reviews all candidates in the same manner regardless of the source of the recommendation. Our Amended and Restated By-laws provides that any stockholder of record entitled to vote for the election of directors at the applicable meeting of stockholders may nominate persons for election to our Board, if such stockholder complies with the applicable notice procedures, which are discussed on page 98 of this Proxy Statement.

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Annual Meeting of Stockholders

We encourage all of our directors to attend each annual meeting of stockholders. We expect that all of our directors will attend the Annual Meeting.

Director Independence and Independence Determinations

Under NYSE rules, a director is not independent unless the Board makes an affirmative determination to such effect. In order to determine that a director is independent, the Board must affirmatively determine that the director has no material relationship with the Company, and the director must satisfy the standards and objective tests set forth under NYSE rules.

In addition to the standards for independence established under NYSE rules, the Board has also adopted the following categorical standards in our Corporate Governance Policy, which provide that a director will not be independent if one or more of the following conditions are met:

(i)

the director is, or has been within the last three years, an employee of the Company and its consolidated subsidiaries (the “Consolidated Company”), or an immediate family member of the director is, or has been within the last three years, an executive officer of the Company; or

(ii)

the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Consolidated Company, other than director and committee fees and pensions or other forms of deferred compensation for prior service with the Consolidated Company (provided such compensation is not contingent in any way on continued service); or

(iii)

(A) the director is a current partner or employee of a firm that is the Consolidated Company’s internal or external auditor; (B) the director has an immediate family member who is a current partner of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on the Consolidated Company’s audit, or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time; or

(iv)

The director or an immediate family member is, or has been with the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; or

(v)

the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Consolidated Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

As set forth in our Corporate Governance Policy, it is the Board’s objective that a substantial majority of the members of the Board be independent. Our Corporate Governance Policy also requires that all the members of the Audit and Finance Committee, the Compensation Committee and the Nominating and Governance Committee be independent under the NYSE listing standards. The Board has determined that each of the director nominees is independent except for Mr. Ripp, our Chief Executive Officer.

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Board Leadership Structure

To ensure the Board’s independence and proper functioning, the Board has elected a Lead Independent Director with substantial authority over the Board’s operations. The Lead Independent Director is elected by the independent members of the Board. Currently, the Lead Independent Director is Mr. Fahey. As set forth in the Company’s Corporate Governance Policy, the responsibilities of the Lead Independent Director include:

•	Presiding at meetings of the Board at which the Chairman is not present;
•	Having the authority to call meetings of the independent directors;
•	Serving as a liaison between the Chairman and the other directors;
•

Advising the Chairman with respect to the schedule, agenda and information for Board meetings (including possessing the authority to approve the agenda and specific items of information for Board meetings);

•	Advising the Chairman with respect to who may report directly to the Board;
•	Serving as interim Chairman in the event of the death or incapacitation of the Chairman; and
•	Being available, as appropriate, for communication with the Company’s stockholders.

Mr. Ripp currently serves as both our Chief Executive Officer and Chairman of the Board. We believe that combining the Chief Executive Officer and Chairman roles fosters clear accountability, effective decision-making and alignment on corporate strategy between the Board and the senior management of the Company. In addition, we believe that having Mr. Ripp serve as Chairman and Chief Executive Officer helps facilitate the flow of information to, and discussion among, members of the Board regarding the Company’s business. The Lead Independent Director also has substantial responsibilities that enable the individual to provide strong leadership of the independent directors and help the Board provide effective independent oversight of the Chairman and Chief Executive Officer.

We believe this Board structure fosters the successful development and implementation of business strategies, while also providing the balance of an empowered and independent Board.

Executive Sessions of Independent Directors

In 2015, the independent directors on the Board regularly met in executive sessions, without the employee director or management present. Executive sessions of the independent directors are led by the Lead Independent Director and facilitate candid discussion of the independent directors’ viewpoints regarding the performance of management and the strategic direction of the Company.

Board and Committee Evaluations

Annually the Board and each of the Audit and Finance, Compensation and Nominating and Governance Committees evaluate and discuss their respective performances and effectiveness, as required by our Corporate Governance Policy and their respective charters. These evaluations cover a wide range of topics, including, but not limited to, the fulfillment of the Board and Committee responsibilities identified in the Corporate Governance Policy and Committee charters.

Communications with the Board of Directors

Stockholders and other interested parties who wish to communicate with our Board, any of the Committees or any of the individual non-employee directors may do so by sending a letter to the intended recipient, in the care of our Corporate Secretary, at Time Inc., 225 Liberty Street, New York, New York 10281. Such correspondence will be relayed to the appropriate director or directors as appropriate. Stockholders may communicate with Mr. Ripp, the Board’s sole employee-director, by sending a letter addressed to him at Time Inc., 225 Liberty Street, New York, New York 10281.

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Oversight of Risk Management

The Board has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board carries out its risk oversight responsibilities in large part through the Audit and Finance Committee, which is responsible for oversight of the Company’s risk management policies and procedures. The Company is exposed to a number of risks including financial risks, strategic and operational risks and risks relating to regulatory and legal compliance. The Audit and Finance Committee discusses with management the Company’s major risk exposures and the steps management has taken to monitor and control such exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are undertaken. The Audit and Finance Committee meets regularly with the Company’s internal auditor and independent registered public accounting firm to discuss risk management and other related issues. The Audit and Finance Committee reports to the Board on a regular basis to apprise Board members of the Company’s risk management efforts.

In addition, the Compensation Committee discusses with management the Company’s major risks associated with the Company’s compensation plans and programs as described on page 50 of this Proxy Statement.

While the Board and its Committees oversee the Company’s overall risk management, our management is responsible for the day-to-day risk management processes. Management reports to the Board and the Audit and Finance Committee on a regular basis regarding material risks and the proposed response to managing those risks. Each functional area within the Company, including, among others, legal, tax, finance and operations, has day-to-day responsibility for the management of risks that arise in their respective areas of responsibility. In addition, our Internal Audit department performs annual risk assessments that are used to define the scope of the evaluation of the effectiveness of our internal control over financial reporting, as required by the Sarbanes-Oxley Act of 2004, and the annual audit plan that is approved by the Audit and Finance Committee.

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Time Inc. - 2016 Proxy Statement

Proposal No. 2:

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for 2016. In this Proposal No. 2, we are asking stockholders to ratify this selection. Although ratification is not required by our by-laws or otherwise, the Board is submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate governance. If the selection is not ratified, the Audit and Finance Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit and Finance Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of Ernst & Young are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to answer appropriate questions.

Audit and Finance Committee’s Pre-Approval Policies and Procedures

Our Audit and Finance Committee Charter requires the Audit and Finance Committee to pre-approve all auditing and other services provided by our independent registered public accounting firm to the Company.

Audit and Other Fees

The following table presents the aggregate fees for professional services rendered by Ernst & Young LLP for 2015 and 2014 (in thousands):

	2015	2014
Audit fees(1)	$2,971	$2,307
Audit-related fees(2)	$182	$130
Tax fees(3)	$252	$35
All other fees	$0	$0

Total	$3,405	$2,472

(1)

Audit fees related to audits of financial statements, internal controls over financial reporting, reviews of quarterly financial statements and related reports and reviews of registration statements and certain periodic reports filed with the SEC. Out of the total audit fees, approximately $0 and $145 for 2015 and 2014, respectively, represent an allocation of Ernst & Young fees from Time Warner Inc. to the Company.

(2)

Audit-related fees related primarily to employee benefit plan audits and service auditor’s examination in 2015 and agreed-upon procedures related to evaluating the completeness, accuracy and consistency of the Company’s XBRL-tagged data in 2014.

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(3)	Tax fees related primarily to international tax return preparation and compliance services in 2015 and 2014.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the total compensation for each of Time Inc.’s named executive officers (“NEOs”), Time Inc.’s executive compensation policies and practices, and the context underlying the compensation decisions made in 2015. In accordance with SEC rules, a company’s NEOs are generally its principal executive officer, its principal financial officer and its other three most highly compensated officers who were serving as executive officers at the end of the last completed fiscal year. Time Inc.’s NEOs for 2015 were:

•	Joseph A. Ripp – Chairman and Chief Executive Officer

•	Jeffrey J. Bairstow – Executive Vice President and Chief Financial Officer

•	Norman Pearlstine – Executive Vice President and Chief Content Officer

•	Evelyn Webster – Executive Vice President

•	Mark P. Ford – Executive Vice President, Global Advertising

Introduction

While our Compensation Discussion and Analysis focuses on 2015 compensation decisions, through this Introduction, we hope to provide additional context linking these decisions to our overall strategy by reflecting on the past and looking ahead to the future.

Since the Spinoff

Since our spinoff (the “Spinoff”) from Time Warner Inc. (“Time Warner”) in June 2014, we have been focused on the transformation from our past as Time Warner’s print division to a growing and vibrant cross-platform media business. Adhering to our Executive Compensation Philosophy described below under “How 2015 Compensation Decisions Were Made—Governance & Process—Executive Compensation Philosophy,” we have been able to:

•

Attract superior talent who are critical to the transformation of our business and the achievement of the revenue crossover necessary to drive stockholder value. By offering market competitive pay and an exciting opportunity to help transform the Company, we attracted the following new leaders in 2015:

•	Richard Battista, EVP, President, Entertainment & Sports Group and Video—leading our People and Entertainment Weekly brands and, beginning in 2016, our Sports Illustrated and video efforts as well;
•	Erik Moreno, EVP, Business Development—charged with sourcing and championing opportunities like our recently completed Viant transaction; and
•	Jennifer Wong, EVP, President, Digital—spearheading our digital initiatives, and bringing critical experience to grow our digital business by leveraging our strong brands and audience engagement.

•	Foster a pay for performance culture that aligns executive pay with stockholder interests, as reflected in our:
•	Annual Incentive Payments, which were paid out below target levels in 2015 because they are directly aligned to our financial results; and
•	Equity Award Values, with “realizable” value consistent with returns experienced by our stockholders.

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Time Inc. - 2016 Proxy Statement

Compensation decisions in 2014 and 2015 set the stage for our transformation by providing a stable transition from the pre-Spinoff period. We consider 2016 a pivotal year in our transformation and a bridge to our future. A snapshot of key post-Spinoff decisions together with some additional context is set forth in the table below:

Year	Decisions	Context
2014 Spinoff Year

•    Equity awards granted immediately after the Spinoff mitigate, in part, the absence of equity awards in earlier years

•    “Replacement” equity awards granted to satisfy contractual obligations to Time Warner

•    One-half of the equity award values to executive officers granted in the form of stock options, tying compensation directly to stock price performance

•    Compensation Committee begins to consider performance metrics that would be indicative of the Company’s successful transformation

•    Executives received no equity awards from Time Warner in 2013 or 2014, a departure from historical practice

•    Strategic operational goals critical to our transformation were introduced by our Chairman and Chief Executive Officer Mr. Ripp and incorporated into our annual incentive plan

•    Employee Matters Agreement with Time Warner required replacement equity grants for forfeited Time Warner equity

2015 Transitional Year

•    Previous year’s strategic operational goals in the annual incentive plan carried forward to 2015

•    Executive officers again granted one-half of regular cycle equity award value in the form of stock options

•    At least one-half of the compensation of our executive officers is directly tied to the Company’s financial and stock price performance

•    Compensation Committee approved compensation packages for key executive hires

•    Compensation Committee continued to consider performance metrics that would be indicative of the Company’s successful transformation

•    Strategic and operational goals becoming institutionalized as guideposts for the Company’s transformation; and the Company began executing on its long range plan

•    Consistency in compensation programs promoted workforce stability in an otherwise dynamic environment

•    Limited operational history (only nine months from the Spinoff at the time compensation decisions were made) continued to hamper establishment of a multi-year performance plan

2016 Transformational Year

•    Adopted Long-Term Outperformance Program (See below)

•    Approved incentive programs follow 2015 program design for one more year with a particular focus on six pillars of “revenue crossover” (i.e., focus areas with the potential for high impact in our transformation and to stockholder value)

•    Adopted Inducement Award Plan to be able to continue to attract key talent

•    Strategic and operational goals have enhanced our focus on six pillars to “revenue crossover”

•    Cost and efficiency initiatives are on track

•    Committee emphasized performance-based pay through long-term performance share plan and determined that sustained stock price growth (to be measured in March 2018) is the performance metric indicative of the Company’s successful transformation

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Outperformance Plan

In early 2016, the Compensation Committee adopted a Long-Term Outperformance Program (the “Outperformance Plan”) under the 2014 Omnibus Incentive Compensation Plan (the “2014 Omnibus Plan”). The Outperformance Plan is designed to incentivize and reward executive officers and a small number of key senior level executives for effecting the successful transformation of our business. Throughout 2015, the Compensation Committee had discussions regarding the most appropriate metric for evaluating the totality of our successful transformation. In early 2016, the Compensation Committee determined that the most appropriate metric would be the significant growth in our stock price over the next two years. Stock price performance under the Outperformance Plan is measured as the average closing price of our common stock from February 15, 2018 through March 15, 2018, a date that will be after the filing of our 2018 Annual Report on Form 10-K and should reflect full-year 2017 financial results.

Threshold performance level was established at $17 per share, representing a stock price increase of approximately 18% from the grant date stock price of $14.38 (and representing for our stockholders an additional approximately $475 million of shareholder value creation1) and target performance at $20 per share (representing an almost 40% increase in stock price from the grant date and an additional approximately $800 million of shareholder value). There is no payout at $17, but achievement and payouts are interpolated between 0% and 100% for performance between $17 and $20. As a result, participants would not realize any value under the Outperformance Plan unless the Company’s stockholders first realize a significant preferred return. The maximum performance level was established at $26 per share (a level that is more than 10% above our Spinoff stock price on June 6, 2014 and represents a more than 80% stock price increase from the grant date and an additional approximately $1.5 billion of shareholder value).

2017 and Beyond

With more than two years’ experience as an independent, public company and our key talent and leadership team largely in place, our Compensation Committee is committed to developing a new framework for executive compensation that allows us to continue to (i) attract and retain talented executives, and (ii) promote a pay for performance culture that aligns with stockholder interests. To facilitate that alignment, the chairman of our Compensation Committee and members of management have begun engaging our stockholders (and as of this Proxy Statement had spoken with holders of approximately 40% our common stock). The Compensation Committee is committed to granting equity compensation that conditions the grant and/or vesting of equity awards upon the achievement of performance metrics tied to mid- to long-term financial performance and/or total shareholder return.

With that context, we turn to the specifics of our 2015 executive compensation decisions.

[1]

Our references to shareholder value in this paragraph refer to the increase in market capitalization of the Company from the adoption of the Outperformance Plan to March 15, 2018 plus the value of all dividends expected to be paid during such period, in each case based on approximately 110 million shares outstanding prior to the adoption of the Outperformance Plan.

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Executive Summary

Review of 2015

In 2015 we made substantial progress on the strategic operational goals that were set by our Chairman and Chief Executive Officer, Mr. Ripp. Examples of our 2015 accomplishments include the following:

Develop New Revenue Streams

•    New Products and Adjacent Revenue Streams:

In the U.S.,

•    We continue to expand our existing participation in the creation of custom content and native solutions.

•    We established the Foundry in Brooklyn, which launched The Drive, a new vertical aimed at auto enthusiasts.

•    We acquired three youth-focused sports companies and formed SI Play to focus on applications for the youth sports market.

•    We acquired inVNT LLC, an events company to expand our experiential live media business.

•    We acquired FanSided, expanding the Sports Illustrated franchise, and HelloGiggles, a mobile and social-first millennial women’s lifestyle site that extends the reach of our entertainment network—People and Entertainment Weekly—as well as xoJane.

•    We continued to invest in our data initiatives, including hiring a team of data scientists who are working to help us better connect our customers with their passions and allow us to offer our advertisers a more targeted audience and feedback about their offerings.

In the U.K.,

•    We acquired UK Cycling Events and International Craft & Hobby Fair Events Company, expanding our connection with our customers who are passionate about these matters.

•    We launched Equo, an online equestrian event system, expanding the Horse & Hound franchise, and theROOMedit.com, an interior design tool, extending our positions in the home category. We also developed POWDER, a personalized beauty advice website, which launched in early 2016.

•    Pricing and Partnerships: We rolled out paid content strategies at Entertainment Weekly, Health, Real Simple and Time and also began experimenting with new content distribution channels, beginning with new partnerships with Apple and Facebook.

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Build Digital Scale & Engagement

•    Increased Audience: We have grown our global multi-platform unique visitors to 158 million in 2015, up 20% year over year. We also increased our social media footprint by 43% to 189 million as of December 31, 2015. Over the past two years, we’ve increased our monthly domestic unique visitors from 65 million to 119 million as of December 31, 2015. We have also made across-the-board gains in viewership, reach and engagement.

•    More Videos: Our new video capabilities (described in the chart below in Drive Business Transformation—New Real Estate Profile) have more than tripled our live video production capabilities. Our increased capacity helps us satisfy the demand we are seeing for video in the marketplace. In 2015, we had extraordinary success in video with premium CPMs and triple-digit year-over-year revenue growth. Our video streams increased approximately 100% year over year. Our original video production grew to about 23,000 segments in 2015, up from roughly 8,000 in 2014. We also increased our distribution, in part due to new partnerships with Hulu, Yahoo and Zealot Networks.

•    More Revenues: We increased digital advertising revenues year over year by 11% in part due to our adoption of a more ROI-focused approach to ad placements, registration and content creation.

•    New Leadership: We hired proven digital industry leader Jennifer Wong, who started in January 2016, to take our efforts to the next level.

Enhance the Core Business

•    High Quality: Our journalism has been recognized with 140 awards this year. Highlights of our coverage include:

•    Time’s coverage of Donald Trump and the attacks in Paris

•    Fortune’s in-depth investigative report on the Sony hacking scandal

•    Sports Illustrated’s exclusive interview with Michael Phelps

•    Entertainment Weekly’s 32-page package devoted to the new Star Wars movie

•    Cooking Light’s Michelle Obama cover issue

•    Country Life’s Prince of Wales-edited issue

•    Market Share: People’s magazine’s overall market share of celebrity news has continued to rise and achieved its highest annual market share of the celebrity newsstand category in 2015. Though subscriptions continue to decline, we continue to have a large base of high-value, loyal subscribers with high and stable renewal rates. While print advertising revenue continued to decline, our share of print advertising revenues relative to the industry continues to grow.

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Drive Business Transformation

•    New and Improved Systems and Tools: We deployed and improved numerous systems and tools including Salesforce Marketing Cloud (allowing us to engage more meaningfully with our customers), PeopleSoft Financials in the U.K. (allowing us to further leverage our global enterprise resource planning system), Microsoft 360 (fostering cloud-based collaboration) and Workday (a global HRIS system facilitating a holistic look at our talent).

•    New Real Estate Profile: We executed 10 office moves, including a historic move of our NYC headquarters from our office space in Rockefeller Center (where we had approximately 1,840 individual offices on over 24 floors) to modern office space at 225 Liberty Street (where we have adopted open floor plans and collaborative work space over six floors and now only have approximately 185 individual offices). Another feature of the space at 225 Liberty Street is our four new video studios. These studios have retractable airwalls that allow them to be combined and are wired to broadcast live. We also have a test kitchen at our new headquarters that is wired for video. Together with our new space in Birmingham, Alabama, we have more than tripled our live video production capability.

•    We also sold the Blue Fin building in London, and we leased back certain space for our U.K. headquarters. The Blue Fin sale made available cash which we are using to invest in our business, provide capital returns to our stockholders, repay debt and make strategic acquisitions and investments.

•    New Test Kitchens: We formed Time Inc. Food Studio, a sophisticated food studio complex in the United States, and created a new test kitchen and food hub across several of the U.K.’s lifestyle brands.

Engage our Talent

•    Development and Rollout of Alignment Philosophies: Building on employee survey feedback, we convened two leadership meetings in 2015 from which we developed and rolled out key alignment philosophies to all employees in a series of large and small group meetings. Our Mission, Vision, Strategy, Values and Expected Behaviors and “Brand Manifesto”, which help to inform our decisions and interactions, were communicated to all employees.

•    Key Talent: We continue to be successful in attracting and retaining high caliber talent who bring tremendous energy to the work around our transformation, including the three new senior executive hires referenced in the Introduction above.

Our momentum towards our strategic operational goals was tempered by a difficult environment for the media industry and the market as a whole which resulted in financial results that were below our target (as a result of which the financial component of our 2015 annual incentive plan was calculated at 72.4%).

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CEO 2015 Compensation and Performance

The key elements of Mr. Ripp’s compensation package consisted of:

Base Salary	Cash Incentive Compensation	Long Term Incentive Equity Award	Total Direct Compensation
$1,100,000	$1,315,968	$3,250,000(1)	$5,665,968
(1)

50% of the equity award value was issued in the form of nonqualified stock options (with the value converted to a number of options using a Black Scholes valuation methodology) and 50% as RSUs (with the value converted to a number of RSUs based on the closing price of our common stock on the grant date).

In early 2016, the Compensation Committee formally evaluated Mr. Ripp’s performance, considering both our financial performance and our performance against the strategic operational goals. Mr. Ripp’s annual incentive compensation payment reflects the calculation of the bonus. The financial component was calculated at 72.4% of target, reflecting the Company’s financial performance against the financial goals. The strategic operational component was calculated at 100% of target, recognizing Mr. Ripp’s leadership on the Company’s many achievements against the strategic operational goals.

NEO	Target Bonus (% of Base Salary)	Target Bonus ($) (1)	2015 Bonus	=	Strategic Operational Component (30%)	+	Financial Component Based on 72.4% (70%)
Joseph A. Ripp, Chairman and Chief Executive Officer	150%	$1,631,096	$1,315,968		$489,329		$826,639
(1)

Mr. Ripp’s target bonus was weighted based on his prorated base salary reflecting the salary increase in February 2015 ($189,041 for January 1 through February 15, $1,442,055 for February 16 through December 31).

2015 Compensation Policy and Key Compensation Practices

Overall our compensation decisions are grounded in our Executive Compensation philosophy described below in “How Compensation Decisions Were Made—Governance & Process—Executive Compensation Philosophy,” which was adopted by the Committee in the first quarter of 2015. Our key compensation practices following from the operation of this philosophy are summarized below:

	WHAT WE DO		WHAT WE DO NOT DO
✓

Consider Pay Holistically and In Context — NEO compensation decisions are made holistically with due consideration of the level, criticality and scope of the role in our Company and informed by internal and external sources, including a market assessment of our comparator peer group and tally sheets showing the impact of various decisions under various termination scenarios.

×

Target Pay Percentiles — We do not target any percentile of pay for any of our compensation elements, but rather remain flexible to adjust the compensation mix to attract, motivate and retain the talent we need to achieve our business objectives.

✓

Pay for Performance — A significant percentage of targeted annual compensation is delivered in the form of variable compensation that is connected to actual performance. For 2015, variable compensation comprised approximately 82% of the targeted annual compensation for our CEO and, on average, 65% of the targeted annual compensation for our other NEOs.

		×	Provide Excessive Perquisites — We provide limited executive perquisites.

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✓

Link Performance Metrics to Strategy —The financial metrics under our annual incentive plan is linked to our annual operating budget. The strategic operational metrics under our annual incentive plan are the guideposts to our transition to a growing and vibrant cross-platform media business.

		×	Allow Hedging or Pledging — We do not permit executive officers (or directors) to hedge or pledge our stock (or other securities).
✓

Require Double Trigger for Change in Control Severance — No payment or vesting is triggered solely by the occurrence of a change in control. We require termination of employment in addition to a change in control for accelerated equity vesting.

		×	Provide Change in Control Gross Ups —We do not provide excise tax gross-ups in connection with a change in control.
✓

Adhere to Stock Ownership Guidelines —Our NEOs are required to hold stock equal to a multiple of his/her base salary (CEO, 5X; CFO, 2X; EVPs, 1X). NEOs must retain 50% of the net after tax shares received from equity awards until the required multiple is achieved)

×

Allow Repricing of Option-Type Awards Without Stockholder Approval — We do not permit underwater stock options, stock appreciation rights or other “option-type” awards to be repriced without stockholder approval.

✓

Condition Incentives on Clawback —Under our clawback policy, our equity and incentive awards are conditioned upon our right to recover from any grantee the award itself and any profits or earnings from such awards, including, without limitation, profits from the sale of stock issued pursuant to an award to the extent required by applicable law.

✓	Retain an Independent Compensation Consultant — The Compensation Committee benefits from the utilization of an independent compensation consultant.

2015 Executive Compensation Decisions

Total Direct Compensation.    Our executive compensation decisions are made holistically with due consideration of an executive’s total compensation. Decisions regarding NEO base salaries, target bonuses and equity award values (representing in the aggregate total direct compensation) were determined by the Compensation Committee in February 2015 during our annual merit review process. The total direct compensation of Mr. Ripp was increased after a market assessment with the increase weighted more heavily toward variable pay. The total direct compensation of Mr. Bairstow and Ms. Webster reflects the expansion of their operational responsibilities. In early 2015, Mr. Bairstow’s responsibilities were increased to include oversight responsibility for non-US operations and Ms. Webster assumed responsibility for the majority of the US magazine brands following departure of another executive. The annual incentive compensation bonus payable to each NEO was determined by the Compensation Committee in February 2016 based on the Compensation Committee’s assessment of 2015 performance.

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Ripp Co-Pilot Reimbursement.    Due to safety concerns, the Board of Directors required Mr. Ripp to engage a professional co-pilot when piloting his own personal aircraft. In June 2015 the Compensation Committee adopted a Policy and Procedures Governing CEO Use of Personal Aircraft and agreed to reimburse Mr. Ripp for the related expenses of compliance with such policy on an after-tax basis.

Discretionary Compensation.    The Compensation Committee acted twice in 2015 to reward and recognize individuals (including NEOs) for significant contributions that benefited the Company. In February 2015, the Compensation Committee authorized a supplemental grant of RSUs to individuals (including NEOs other than Mr. Ripp) in recognition of key contributions they had made towards the transformation of the Company in 2014. The following supplemental RSU awards were granted to NEOs: Mr. Bairstow ($200,000), Mr. Pearlstine ($100,000), Ms. Webster ($200,000) and Mr. Ford ($100,000). The aggregate 2015 equity awards received by the NEOs (including the supplemental equity award) are identified in “Compensation Elements–Understanding the Decisions–Long Term Incentive Compensation.” In December 2015 following the sale of the Blue Fin building for £415 million ($629 million at exchange rates on the date of consummation of the sale), the Compensation Committee authorized the payment of discretionary bonuses to provide meaningful recognition to members of the team who had worked on this important transaction, including the successful negotiation of a new pension agreement with the trustee of our U.K. pension plan permitting the sale, acknowledging the complex and labor intensive nature of the effort required on top of their already busy workload. Mr. Bairstow, who was part of that working group, received a $350,000 Blue Fin bonus in January 2016.

How 2015 Compensation Decisions Were Made – Governance & Process

Decision Making Process By Compensation Element

This section describes the decision-making process for each compensation element.

Executive Compensation Philosophy

Compensation decisions made in 2015 were based on the following principles:

Executive Compensation Philosophy

The Company’s executive compensation philosophy strives to attract, motivate, and retain executives while aligning stockholder interests with executive leadership action through performance-based compensation.

Annual incentives include performance objectives linked directly to the Company’s business strategy, and long-term incentives that align executives with stockholders’ interests by tying rewards to longer term total stockholder return and/or company performance metrics.

In the course of determining compensation levels, the Company reviews market data that reflect the diverse and competitive landscape. Peer group data is examined, and is supplemented with broader media industry and general industry perspectives to inform market practices.

The Company always reviews median data and positions executives at, above or below the median based on a number of factors, including, but not limited to, the following:

-  Similarities and differences between the Company and the market in terms of organization structure, reporting relationships, and the scope of each executive’s role and responsibilities;

-  Criticalityof the role for the Company, including the necessity of attracting and retaining talent to Time Inc. in the current environment;

-  Company,business unit (as applicable), and individual performance; and

-  Experienceand tenure of each executive.

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Compensation Committee’s Role

The Compensation Committee is responsible for establishing the compensation of each of our NEOs and our executive compensation policies generally. The Compensation Committee evaluated (i) market data, (ii) role in organization, (iii) NEO’s 2015 performance and contributions to our overall performance. In making these determinations, the members of the Compensation Committee were assisted by management and the Committee’s compensation consultant, as described below (see “—Management’s Role” and “—Compensation Consultant’s Role”), and were further informed by their own experience as current and former executives of public and non-public companies.

The Compensation Committee does not rely on a formula or specific matrix for making pay decisions, but rather assesses the quality of the performance and leadership demonstrated by each NEO and applies its judgment to assess performance. More generally, the Compensation Committee seeks to motivate our senior executives to drive our corporate performance against our short-term and long-term business objectives.

Role of Other Non-Employee Directors

From time to time, our non-employee directors who are not members of the Compensation Committee (some of whom have themselves chaired or served on compensation committees and/or chief executive officers of other public companies) participate in broader discussions involving the intersection between compensation and overall Company strategy. In 2015, the Compensation Committee held two executive sessions attended by all non-employee directors during which CEO and executive officer performance and bonus decisions (as well as the Outperformance Plan) were discussed.

Management’s Role

As described above in “Decision Making Process By Compensation Element—Compensation Committee’s Role,” management has assisted the Compensation Committee by providing data, analysis and recommendations regarding the Company’s executive compensation practices and policies and individual pay recommendations (for executives other than the CEO). These recommendations are based on management’s assessments of individual contributions, achievement of performance objectives and other qualitative factors. Though the Compensation Committee considers management input, along with the advice of its independent compensation consultant, in making decisions on compensation matters, NEOs do not participate in the Compensation Committee’s deliberations or decisions regarding their own compensation.

Compensation Consultant’s Role

The Compensation Committee’s independent compensation consultant (i) attends Compensation Committee meetings and planning sessions, (ii) provides expert advice on proposed executive compensation and plan designs, and (iii) prepares and presents analyses on compensation levels, including a competitive assessment of the Company’s practices and policies. Towers Watson (now Willis Towers Watson Public Limited Co) served as the independent compensation consultant until July 30, 2015, and Meridian Compensation Partners, LLC has served as the independent compensation consultant since July 30, 2015. The total fees invoiced by Towers Watson for executive compensation consulting services for the Compensation Committee were $310,849 in 2015. The total fees invoiced by Towers Watson in 2015 for other consulting services and products were $2,434,765, $1,675,3422 of which were in respect of the period during which Towers Watson also served as the Compensation Committee’s independent compensation consultant. To monitor for conflicts of interest, through July 30,

[2]

Includes fees for certain work performed in the United Kingdom and India, which are converted into U.S. dollars using the average exchange rate for the period of time such work was performed of 1 GBP to 1.53 USD and 1 INR to 0.015 USD, respectively.

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2015 the Compensation Committee required management to obtain Committee approval for Towers Watson’s work outside of the scope of Committee support. In 2015, these pre-approved scopes of work included (i) consulting on the design of broad-based benefit programs and the sunsetting of legacy programs, (ii) Towers Watson’s OneExchange, a private exchange under which we offer broad-based health and welfare benefits to our employees, (iii) the use of our employee onboarding platform and (iv) the purchase of generally-available compensation surveys. Under the terms of the Compensation Committee’s agreement with Meridian Compensation Partners, LLC, that firm is prohibited from doing any other business for the Company or its management, other than consulting services that it provides to the Nominating and Governance Committee regarding Board of Directors compensation.

Use of Comparative Market Data

We generally do not target any particular percentile of pay when determining our compensation. However, it is our practice to reference external comparator peer group market data when determining compensation amounts. The 2015 compensation packages of the NEOs were based in part on a review of external sources of compensation information. In October 2014, the Time Inc. Compensation Committee commissioned a comparative compensation study of our NEO compensation using the peer group below. The peer group represents public and private media companies for which Towers Watson has compensation survey data, with a revenue range of 1/3 to 4 times our revenues, and such additional companies identified by management as important comparators in the marketplace (e.g., because we compete with such companies for key talent).

AMC Networks Inc. AOL Inc. Net S/w & Svcs[1] Cablevision Systems Corporation[2] Discovery Communications, Inc. Gannett Co., Inc.[3] IAC/InterActiveCorp iHeartMedia, Inc. John Wiley & Sons Inc.	Lions Gate Entertainment Corp. Meredith Corporation News Corporation Pearson plc Reed Elsevier plc Scholastic Corporation Scripps Networks Interactive, Inc. Sinclair Broadcast Group, Inc.	Starz Media The Hearst Corporation The Interpublic Group of Companies, Inc. The New York Times Company Thomson Reuters Corporation Tribune Publishing Company

[1]	AOL was acquired by Verizon Communications Inc. in June 2015.

[2]	Cablevision is currently being acquired by Altice N.V.

[3]	As a result of a spinoff, the original Gannett Co., Inc. is now called Tegna Inc. Gannett Co., Inc. now refers only to the spun-off publishing business.

In October 2015, the Compensation Committee adjusted the peer group to reflect changes to the peer group companies and commissioned a comparative compensation study of our NEO compensation using the revised peer group below.

AMC Networks Inc. Cablevision Systems Corporation Discovery Communications, Inc. Gannett Co., Inc. IAC/InterActiveCorp iHeartMedia, Inc. John Wiley & Sons Inc. Lions Gate Entertainment Corp.	Meredith Corporation News Corporation Pearson plc Reed Elsevier plc Scholastic Corporation Scripps Networks Interactive, Inc. Sinclair Broadcast Group, Inc. Starz Media	Tegna Inc. The Hearst Corporation The Interpublic Group of Companies, Inc. The New York Times Company Thomson Reuters Corporation Tribune Publishing Company

Consideration of Say-on-Pay Vote Results

Stockholders are provided with the opportunity to cast an annual advisory vote on executive compensation. At our 2015 annual meeting of stockholders, stockholders indicated their support for the compensation of our named executive officers, with approximately 94% of the votes cast on the say-

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Time Inc. - 2016 Proxy Statement

on-pay proposal voted for the proposal. The Compensation Committee believes this affirms stockholder support of our approach to executive compensation. Based on our stockholders’ support for our say-on-pay proposal in 2015, the Compensation Committee did not make fundamental changes to its approach to executive compensation in 2016.

The Compensation Committee will continue to consider the results of say-on-pay votes when making future executive compensation decisions.

Compensation Composition – Understanding the Mix

The table below describes the objectives supported by each of our 2015 pay elements, along with an overview of the key design features of each element. The decision regarding each separate element is described separately in “Compensation Elements–Understanding the Decisions.”

Pay Element	Purpose	Key Features
Base Salary	• Attracts and retains NEOs capable of leading our company in the dynamic and competitive business environment in which we operate

•      Base salaries are informed by survey market data but not targeted to any particular percentile; other factors such as internal comparators are also considered

•      NEO base salaries are reviewed annually

Annual Cash Incentive Compensation

•      Provides NEOs the opportunity to earn annual cash incentive compensation based on performance, a typical part of a market competitive compensation package

•      Metric selection aligned with business strategy and priorities. The metrics are used to evaluate our financial performance internally and externally, thereby promoting alignment with stockholders.

•      Designed to provide deductible qualified performance-based compensation

•      Programs collectively measure performance against financial metrics (adjusted pre-tax operating income, adjusted operating income before depreciation and amortization and adjusted free cash flow) and strategic operational metrics

Long-Term Incentive Compensation	• Rewards are tied to, and dependent upon, long-term value creation, and are designed to align the interests of the NEOs with stockholders

•      RSUs and stock options vest 25% per year on each of the first four anniversaries of the grant date

•      Two vehicle equity award structure (RSUs and stock options) designed to provide a balanced incentive to our NEO’s to focus on stock price performance

Discretionary Compensation	• Intended to foster employee engagement and goodwill by providing meaningful recognition for significant achievements	• Award value and vehicles determined in the sole discretion of the Compensation Committee

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Pay Mix and Pay for Performance

In general, the more senior an employee is in our company, the more an employee’s pay is at risk. We believe that this is appropriate because the most senior members of our management team have the broadest line of sight and ability to influence our results. As seen below, the compensation mix for our NEOs is weighted towards variable compensation, including long-term incentive compensation, to align executive compensation with performance and stockholders’ interests.

Governance Policies and Practices Affecting Executive Compensation

The following policies and practices relate to our executive compensation and provide context for our overall pay decisions.

Anti-Hedging and Anti-Pledging Policy.    Our internal policies generally prohibit our executives, including our NEOs, from engaging in hedging or similar arrangements with respect to our securities (including any equity acquired through our compensation programs) or pledging such securities as collateral for a loan.

Change in Control Practices.    None of our plans or agreements provides for the payment of any excise tax “gross ups” that may be due in connection with a change in control. Additionally, the equity award agreements adopted by our Compensation Committee contain “double triggers”, meaning that equity awards will not vest on account of a change in control unless the employee’s employment terminates without “cause” or the employee resigns for “good reason” within 12 months following the change in control.

Clawbacks.    Our long term incentive awards are conditioned upon our right to recover from any grantee the award itself and any profits or earnings from such awards, including without limitation, profits from the sale of stock issued pursuant to an award, to the extent required by applicable law. This policy is incorporated into the 2014 Omnibus Plan. All of the long-term incentive awards granted to our NEO’s are subject to such clawback, and additionally, we are contractually authorized to claw back the compensation of Messrs. Ripp and Bairstow to the extent required by law. The Compensation Committee anticipates revisiting our clawback policy once final rules are issued under the Dodd-Frank Wall Street Reform and Consumer Protection Act and making such adjustments as are necessary to comply with regulatory requirements.

Stock Ownership Guidelines.    Our Compensation Committee has adopted a policy requiring our executives to own a multiple of their base salary in our common stock (unvested RSUs are treated as stock for this purpose). In the case of Mr. Ripp, the multiple is five times base salary; Mr. Bairstow, two times base salary; and all other executive officers, one times base salary. Beginning in 2015, the executive officers were required to retain 50% of the net after tax shares received from equity awards until the required multiple is achieved.

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Compensation Elements – Understanding the Decisions

Our executive compensation decisions are made holistically with due consideration of an executive’s total compensation. NEO base salaries, target bonuses and equity award values (representing in the aggregate total direct compensation) were determined by the Compensation Committee in February 2015 during our annual merit review process. The decisions followed a process that began in October, with the commissioning of the benchmarking and peer group review and continued over meetings in each of December, January and February, including two executive sessions attended by all non-employee directors. The total direct compensation of Mr. Ripp was increased after a market assessment with the increase weighted more heavily toward variable pay. In this way there was synchrony between Mr. Ripp’s increase and progress towards our goals. The total direct compensation of Mr. Bairstow and Ms. Webster reflect the expansion of their operational responsibilities. In early 2015, Mr. Bairstow’s responsibilities were increased to include oversight responsibility for non-US operations and Ms. Webster assumed responsibility for the majority of the US magazine brands following the departure of another executive. The annual incentive compensation bonus payable to each NEO for 2015 was determined by the Compensation Committee in February 2016 based on the Compensation Committee’s assessment of 2015 performance. The continuation of the 2014/2015 five strategic and operational goals for the 2016 annual incentive plan was reviewed and approved by the Compensation Committee in February 2016 as well.

Base Salary

The base salaries of each NEO were increased in February 2015 during our annual merit review process. Base salaries are established and adjusted with due consideration of the level, criticality and scope of the role in our Company, with decision makers informed by compensation data from internal and external sources (e.g., survey market data and internal comparators) as described above in—How 2015 Compensation Decisions Were Made—Governance & Process—Use of Comparative Market Data.” The availability of a general “merit” increase also depends on the annual “merit” budget (incorporated into the Board—approved budget) with the amount differentiated based on due consideration of the above mentioned factors as well as individual performance. Mr. Ripp’s base salary (which increased from $1,000,000 to $1,100,000) was adjusted after a market assessment of this compensation element (and of his total cash compensation) against the peer group. Mr. Bairstow’s base salary (which increased from $825,000 to $900,000) was adjusted to reflect the addition of oversight responsibility for our non-US operations. Though Ms. Webster’s responsibilities increased, her base salary (which had increased from $742,500 to $800,000 in 2014, also in connection with assumption of broader responsibilities) remained consistent with market compensation for her role and she received a general “merit” increase (from $800,000 to $825,000) in 2015. However, as described below in “Compensation Elements—Understanding the Decisions—Annual Cash Incentive Compensation—Target Bonuses”, Ms. Webster’s target bonus compensation was adjusted to reflect the adjustment to her role. Messrs. Pearlstine and Ford also received a general “merit” increase (Mr. Pearlstine from $900,000 to $927,000; Mr. Ford from $800,000 to $825,000).

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The chart below shows the 2015 base salaries for our NEOs, and as well as the current base salaries as adjusted during our annual merit review process in February 2016.

NEO	Annual Base Salary (as of December 31, 2015)	Current Base Salary (as of March 31, 2016)
Joseph A. Ripp Chairman and Chief Executive Officer	$1,100,000	$1,130,000
Jeffrey J. Bairstow Executive Vice President and Chief Financial Officer	$900,000	$950,000
Norman Pearlstine Executive Vice President and Chief Content Officer	$927,000	$927,000
Evelyn Webster Executive Vice President	$825,000	$850,000
Mark P. Ford Executive Vice President, Global Advertising	$825,000	$850,000

Annual Cash Incentive Compensation

In 2015, our annual cash incentive compensation program was administered under the 2014 Omnibus Plan pursuant to which each NEO was granted a “cash-based award” (maximum value $6 million, subject to a downward discretionary adjustment) designated as a “performance-based award”, subject to the Company’s achievement of a threshold level of performance. The program was designed to cause bonuses paid to the NEOs to qualify as deductible performance-based compensation under Section 162(m) of the Tax Code. Within the umbrella of the cash-based awards granted under the 2014 Omnibus Plan, the Committee established target bonuses and developed the 2015 annual incentive plan (“2015 AIP”). The 2015 AIP provides the Committee with the framework for determining the amount of each NEO’s annual bonus payment.

Target Bonuses.    The target bonus for each NEO was reviewed in February 2015 during our annual review process. In 2015 all NEO target bonuses were expressed as a percentage of base salary. Target bonuses are established and adjusted with due consideration of the level, criticality and scope of the role in our Company, with decision makers informed by compensation data from internal and external sources (e.g., survey market data and internal comparators) as described above in “—How 2015 Compensation Decisions Were Made—Governance & Process—Use of Comparative Market Data.” Mr. Ripp’s target bonus (which increased from 100% of base salary to 150% of base salary) was adjusted after a market assessment of this compensation element (and of his total cash compensation) against the peer group and reflects an intent to weight the increase more heavily toward variable pay. Mr. Bairstow’s target bonus (which increased from a flat dollar amount ($800,000) to 100% of base salary) was adjusted to reflect the addition of oversight responsibility for non-US operations. Ms. Webster’s target bonus (which increased from a flat dollar amount ($600,000) to 100% of base salary (i.e., $825,000) was adjusted to reflect her role in the organization. In the case of both Mr. Bairstow and Ms. Webster, the increase in their target bonuses was also intended to increase the relative percentage of total direct compensation allocated toward variable pay. The target bonuses of Messrs. Pearlstine and Ford, which had both been denominated as a flat dollar amount, continued to reflect the same percentage of base salary (i.e., 100% base salary for Mr. Pearlstine and 70% of base salary for Mr. Ford) but increased as a consequence of the increases to base salary.

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The chart below shows the 2015 target bonuses for our NEOs and current target bonuses which reflect any adjustments made during our annual merit review process in February 2016.

NEO	Target Bonus %(1) (as of December 31, 2015)	Current Target Bonus Percentage (as of March 31, 2016)
Joseph A. Ripp Chairman and Chief Executive Officer	150% of Base Salary -$1,631,096	150% of Base Salary - $1,695,000
Jeffrey J. Bairstow Executive Vice President and Chief Financial Officer	100% of Base Salary -$887,397	100% of Base Salary - $950,000
Norman Pearlstine Executive Vice President and Chief Content Officer	100% of Base Salary -$923,597	100% of Base Salary - $927,000
Evelyn Webster Executive Vice President	100% of Base Salary -$796,644	100% of Base Salary - $850,000
Mark P. Ford Executive Vice President, Global Advertising	70% of Base Salary -$574,664	76.47% of Base Salary - $650,000(2)

(1)    Mr. Ripp’s target bonus was weighted based on his prorated base salary reflecting the salary increase in February 2015 ($189,041 for January 1 through February 15, $1,442,055 for February 16 through December 31).

       Mr. Bairstow’s target bonus was weighted based on his prorated base salary reflecting the salary and target bonus increase in February 2015 ($100,822 for January 1 through February 15, $786,575 for February 16 through December 31).

       Mr. Pearlstine’s target bonus was weighted based on his prorated base salary reflecting the salary increase in February 2015 ($113,425 for January 1 through February 15, $810,173 for February 16 through December 31).

       Ms. Webster’s target bonus was weighted based on her prorated base salary reflecting the salary and target bonus increase in February 2015 ($75,616 for January 1 through February 15, $721,028 for February 16 through December 31).

       Mr. Ford’s target bonus was weighted based on his prorated base salary reflecting the salary and target bonus increase in February 2015 ($69,945 for January 1 through February 15, $504,719 for February 16 through December 31).

(2)    For 2016, Mr. Ford’s target bonus was determined by the Committee as a dollar amount. The calculated percentage is shown for consistency.

Establishment of Financial Metrics.

Threshold Metric.   The threshold metric (the “Threshold”) established by the Compensation Committee under the 2014 Omnibus Plan for the 2015 bonus program was positive Adjusted Pre-Tax Operating Income. This metric was intended as a basic measure of profitability that would adjust for certain reasonably anticipated expenses and was not intended to be indicative necessarily of underlying operational performance. Under the terms of our annual incentive program, the Company must achieve the Threshold performance level before any annual cash incentive could be paid to NEOs. Positive Adjusted Pre-Tax Operating Income is a non-GAAP metric and the adjustments used in its calculation are included in Annex A of this Proxy Statement.

2015 AIP Performance Metrics Overview.   The performance metrics under the 2015 AIP were established by our Compensation Committee in February 2015 and derived from our financial and operational plan. Under the 2015 AIP, 70% of the target bonus was calculated based on our

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performance against financial goals and 30% was calculated based on an assessment of individual performance against strategic operational goals. The strategic operational metrics were based on the metrics first articulated by Mr. Ripp in 2014 as set forth above under “—Executive Summary—Review of 2015”. The use and relative weighting of financial and strategic operating metrics advanced the philosophy that each NEO should be held accountable for our financial performance as well as his or her individual performance in advancing our strategic operational goals.

2015 AIP—Financial Performance Metrics.   In 2015, the Compensation Committee selected two financial metrics: (1) adjusted operating income before depreciation and amortization (“Adjusted OIBDA”) and (2) adjusted free cash flow (“Adjusted Free Cash Flow”). These metrics were selected because they align with the metrics we use to describe our financial performance to the investment community. The use of two metrics and their weighting (85% Adjusted OIBDA and 15% Adjusted Free Cash Flow) were intended to provide an appropriately balanced measure of our current year’s performance and its impact on our future growth. The metrics are non-GAAP metrics and the adjustments used in their calculation are included in Annex A of this Proxy Statement. The table below shows the 2015 AIP payout percentages for the financial performance criteria at certain performance levels.

	Framework for Financial Metrics ($ in millions) (1)
Financial Measures	50%(2)	100%	150%(3)

Adjusted OIBDA	$364	$ 455	$523
Adjusted Free Cash Flow	$166	$ 208	$239

(1)	Payouts are determined by interpolation if performance is between any of the levels shown.

(2)

Represents the threshold level of performance needed to earn the financial performance component of the 2015 AIP. Established at 80% of target. Achievement of performance below this level would not result in a payout of the financial performance component of 2015 AIP.

(3)

Represents the maximum payout under the 2015 AIP. Established at 115% of target. Achievement of performance above this level would not result in a greater payout of the financial performance component of 2015 AIP.

2015 AIP—Strategic Operational Performance Metrics.   As previously mentioned under “—Introduction—From Spinoff toward Revenue Crossover—2014 to 2016”, the strategic operational goals were first articulated by Mr. Ripp prior to the Spinoff and have served as our guideposts during this critical period of transformation. They are: (1) develop new revenue streams, (2) build digital scale and engagement, (3) enhance the core business, (4) drive business transformation, and (5) engage our talent. Each of the NEOs developed written goals describing how they intended to work on those goals in 2015. These goals were reviewed (and in the case of Mr. Ripp approved) by the Compensation Committee. Ratings based on evaluation of performance against strategic operational goals could range from 0% to 150%, though evaluation of whether goals had been advanced was conducted on a more qualitative than quantitative basis.

Determination of Annual Cash Incentive Payouts.   In February 2016, the Compensation Committee certified that the Company had achieved the Threshold of positive Adjusted Pre-Tax Operating Income. In determining the amount of the actual bonus payment to the NEOs, the Compensation Committee considered our performance against the 2015 AIP financial metrics. The Compensation Committee also considered each NEO’s individual performance against the strategic operational metrics based on, in the case of Mr. Ripp, a performance evaluation that included a detailed self-assessment, and in the case of the other NEOs, a conversation with Mr. Ripp regarding the performance of each of the NEOs and their personal experience with NEOs. In 2015, this evaluation occurred at executive sessions in which all non-employee directors attended. Based on its assessment, the Compensation Committee authorized bonus payments as set forth below consistent with the financial component calculation under the 2015 AIP and a strategic component rating for each NEO.

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The calculation of the NEO bonuses is illustrated below:

Calculation of Performance Against Financial Goals

Threshold Metric	Actual ($ millions)	Achieved?

Positive Adjusted Pre-Tax Operating Income	$294	Yes

2015 AIP Financial Goals	Target ($ millions)	Actual ($ millions)	Rating

Adjusted OIBDA (85%)	$455	$411	75.8%
Adjusted Free Cash Flow (15%)	$208	$169	53.1%

Weighted Rating		(85% x 75.8%) + (15% x 53.1%)	72.4%

Calculation of Annual Cash Incentive Payment Amounts

NEO	Target Bonus (% of Base Salary)	Target Bonus ($)	2015 Bonus	=	Strategic Operational Component (30%)	+	Financial Component Based on 72.4% (70%)
Joseph A. Ripp, Chairman and Chief Executive Officer	150%	$1,631,096	$1,315,968		$489,329		$826,639
Jeffrey J. Bairstow, Executive Vice President and Chief Financial Officer	100%	$887,397	$714,808		$265,075		$449,733
Norman Pearlstine, Executive Vice President and Chief Content Officer	100%	$923,597	$744,067		$275,988		$468,079
Evelyn Webster, Executive Vice President	100%	$796,644	$603,885		$200,146		$403,739
Mark P. Ford, Executive Vice President, Global Advertising	70%	$574,664	$464,474		$173,234		$291,240

Long-Term Incentive Compensation

In 2014, the Company adopted a long-term incentive program under the 2014 Omnibus Plan for the purpose of aligning the interests of the grantees with stockholders by weighting a significant percentage of their total compensation toward variable long-term compensation. To reinforce that equity compensation is a key element of the holistic compensation package, the Company communicated a non-binding target long-term incentive award to each executive officer (including each NEO). Award values were determined with due consideration of the level, criticality and scope of the role in our Company, with decision makers informed by compensation data from internal and external sources (e.g., survey market data and internal comparators) as described above in “—How 2015 Compensation Decisions Were Made—Governance & Process—Use of Comparative Market Data.” For executive officers eligible under the long-term incentive program (including the NEOs), 50% of the equity award value was issued in the form of nonqualified stock options (with the value converted to a number of options using a Black-Scholes valuation methodology) and 50% as RSUs (with the value converted to a number of RSUs based on the closing price of our common stock on the grant date). The two vehicle equity award structure (RSUs and stock options) was designed to provide a balanced incentive to our senior management to focus on stock price performance.

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In February 2015, management communicated its equity award recommendations to the Compensation Committee based on the target LTI values communicated to NEOs, which the Committee approved. In addition, on its own initiative, the Compensation Committee asked Mr. Ripp to recommend the allocation of a $1.5 million supplemental pool of RSUs to individuals (including the NEOs other than Mr. Ripp) in recognition of key contributions towards the transformation of the Company. The 2015 target long-term incentive award values and supplemental restricted stock unit values, as well as the 2016 LTI target awards, as reviewed (and where applicable adjusted) during our annual merit review process in February 2016, are set forth below.

NEO	2015 LTI Target Award Value	Supplemental Equity Award Value	Total 2015 Equity Award Value	2016 LTI Target Awards Values
Joseph A. Ripp Chairman and Chief Executive Officer	$3,250,000	—	$3,250,000	$4,000,000
Jeffrey J. Bairstow Executive Vice President and Chief Financial Officer	$1,200,000	$200,000	$1,400,000	$1,300,000
Norman Pearlstine Executive Vice President and Chief Content Officer	$500,000	$100,000	$600,000	$500,000
Evelyn Webster Executive Vice President	$800,000	$200,000	$1,000,000	$800,000
Mark P. Ford Executive Vice President, Global Advertising	$650,000	$100,000	$750,000	$650,000

Equity awards under the long-term incentive program vest ratably over a four-year period in annual installments, but vesting accelerates if employment terminates upon death or disability, or if there is a “change in control” (as defined in the 2014 Omnibus Plan) and within 12 months, employment is terminated by us or because of a resignation for good reason. However, in the case of a change in control, if the accelerated amount would be subject to an excise tax under Section 280G of the Tax Code, the accelerated portion is reduced to the extent this would result in the grantee receiving a larger net after tax value. Additionally, Mr. Ripp (age 64) and Mr. Pearlstine (age 73), who both rejoined the company in 2013 after having been employed by us earlier in their careers, were contractually promised that their equity would vest on their retirement from the Company. Both Messrs. Ripp and Pearlstine are retirement eligible and, as a result, all of their equity will vest upon separation. Retirement equity vesting had been a Time Warner practice and was consistent with their expectations. The awards were granted pursuant to standard RSU and stock option agreements.

Discretionary Compensation

When an executive officer (including NEOs) has had significant achievements, the Compensation Committee has awarded additional discretionary compensation. The amount of the award and award vehicle (e.g., cash, equity) is determined by the Compensation Committee in its complete discretion and is designed to provide meaningful recognition for significant achievements. The use of discretionary awards is intended to foster employee engagement and goodwill.

The Compensation Committee acted twice in 2015 to grant discretionary compensation to individuals, including NEOs. In February 2015, the Compensation Committee authorized a supplemental grant of RSUs to individuals (including NEOs other than Mr. Ripp) in recognition of key contributions they had made towards the transformation of the Company in 2014. As set forth in the table above under “Long-Term Incentive Compensation,” the following supplemental RSU awards were made under the 2014 Omnibus Plan to NEOs: Mr. Bairstow ($200,000), Mr. Pearlstine ($100,000), Ms. Webster ($200,000)

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and Mr. Ford ($100,000). The supplemental RSU awards were issued under the standard RSU agreement with identical vesting terms to RSUs awarded under the long-term incentive program. In December 2015 following the sale of the Blue Fin building for £415 million ($629 million at exchange rates on the date of consummation of the sale), the Compensation Committee authorized the payment of discretionary bonuses to provide meaningful recognition to members of the team who had worked on this important transaction, including the successful negotiation of a new pension agreement with the trustee of our U.K. pension plan permitting the sale, to acknowledge the complex and labor intensive nature of the effort required on top of their already busy workload. Mr. Bairstow, who was part of that working group, received a $350,000 Blue Fin bonus in January 2016.

Other Compensation Elements

Employment Agreements and Severance Benefits. Our NEOs are each party to a fixed-term employment agreement that provides for severance benefits following certain types of employment termination. The employment agreements, which are common in the media and publishing industry for top executives, were important for recruiting our executives (including our NEOs) and also assist in retention. The severance provisions of the employment agreements are based on the significance of the NEO’s position, the estimated amount of time it would take the NEO to locate comparable employment following an employment termination, and our desire to attract, motivate and retain the NEO in a competitive environment. Generally, it is our practice that the maximum severance period for our executive vice presidents be 18 months. Set forth below are the severance periods under the NEOs’ employment agreements. During the severance period, an executive is entitled to receive periodic payments at an annualized rate equal to the sum of the executive’s annual base salary plus average annual bonus as defined in each executive’s employment agreement. See also “—Potential Payments upon Termination of Employment or Change in Control.”

NEO	Contractual Severance Period
Joseph A. Ripp Chairman and Chief Executive Officer	24 months
Jeffrey J. Bairstow Executive Vice President and Chief Financial Officer	24 months
Norman Pearlstine Executive Vice President and Chief Content Officer	18 months
Evelyn Webster Executive Vice President	18 months
Mark P. Ford Executive Vice President, Global Advertising	18 months

The treatment of the NEOs’ outstanding equity-based awards upon various employment termination events is generally governed by their employment agreements, our equity plan, and equity-based award agreements. For information regarding the terms of the employment agreements, see “—Narrative to 2015 Summary Compensation Table and 2015 Grants of Plan-Based Awards.”

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Benefits and Perquisites.    We generally do not consider executive benefits or perquisites a significant part of our total compensation. In addition to broad-based plans available to all of our employees who meet the eligibility terms, benefits and/or perquisites of our NEOs in 2015 included:

NEO	2015 Benefits and Perquisites
Joseph A. Ripp Chairman and Chief Executive Officer

Life Insurance:    $50,000 per year which can be used by Mr. Ripp to purchase life insurance coverage

Supplemental Savings Plan:    Though Mr. Ripp did not defer contributions into this plan in 2015, and thus received no 2015 matching allocation, Mr. Ripp continues to participate in this plan with respect to prior years’ deferrals. See description of the plan below.

CEO Co-Pilot Reimbursement:    $125,187 See description below.

Legacy Arrangements:    See description below.

Jeffrey J. Bairstow Executive Vice President and Chief Financial Officer

Life Insurance:    $15,552 representing two times the 2015 premium for $2,000,000 life insurance coverage under a standard group universal life insurance policy, which can be used by Mr. Bairstow to purchase such coverage.

Supplemental Savings Plan:    $11,750 matching allocation. See description of the plan below.

Norman Pearlstine Executive Vice President and Chief Content Officer	Legacy Arrangements: See description below. Supplemental Savings Plan: $11,750 matching allocation. See description of the plan below.
Evelyn Webster Executive Vice President

Tax Advisory Services:    In 2010, we began providing Ms. Webster with tax advisory services in connection with her relocation to the United States from our UK offices. In October 2014, we determined to continue to provide Ms. Webster with US and UK tax advice for the remainder of Ms. Webster’s period of employment with Time Inc., and for one additional year thereafter, at a cost of approximately $14,750 per year. We believe we benefit by helping Ms. Webster minimize the distractions associated with managing the international tax complexity related to her employment with us, leaving her better able to focus on her responsibilities for us.

Mark P. Ford Executive Vice President, Global Advertising

Supplemental Savings Plan:    $11,750 matching allocation. See description of the plan below.

Country Club Membership Dues:    $13,531. Consistent with longstanding practice, we reimburse Mr. Ford for the membership dues at his country club.

Legacy Arrangements:    See description below.

CEO Co-Pilot Reimbursement.    Due to safety concerns, the Board of Directors has required Mr. Ripp to engage a professional co-pilot when piloting his own personal aircraft and agreed to reimburse Mr. Ripp for the related expenses on an after-tax basis. These expenses include reimbursement for the use of Mr. Ripp’s aircraft for “deadhead” (i.e., no-passenger) flights that the co-pilot takes to return to his/her home base in between flights and then to return to pick up Mr. Ripp, including fuel costs and airport fees and a pro rata portion of the reserve for the periodic overhaul of the aircraft’s engine. The reimbursement also includes reimbursement for the taxes on income imputed to Mr. Ripp in respect of the foregoing.

Supplemental Savings Plan.    The Time Inc. Supplemental Savings Plan is a nonqualified deferred compensation plan open to all participants in the Time Inc. Savings Plan (our broad-based 401(k) plan) whose compensation exceeds the IRS qualified plan compensation limit, including each of our NEOs.

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The Supplemental Savings Plan has a matching formula that mirrors the matching formula under the Time Inc. Savings Plan for eligible compensation between the Time Inc. Savings Plan limit ($265,000 for 2015) and $500,000 per year. We established the Time Inc. Supplemental Savings Plan effective January 1, 2014 as a continuation of the Time Warner Supplemental Savings Plan for certain Time Inc. participants. Under the Time Inc. Supplemental Savings Plan we allocate a 100% match on the first 4% of compensation between the IRS 401(k) compensation limit and $500,000 that the participant elects to defer into the plan (such amounts, “additional deferral compensation”) and 50% of the next 2% of such additional deferral compensation.

Country Club Membership Dues Reimbursement.    As our lead salesman, Mr. Ford frequently uses his country club privileges for business purposes. Under a longstanding arrangement, we reimbursed Mr. Ford for this expense.

Legacy Arrangements.    In 2015, Messrs. Ripp, Pearlstine and Ford participated in legacy programs relating to their former employment with Time Inc. as described below:

Time Inc. Deferred Compensation Plan

Mr. Ripp participates in the Time Inc. Deferred Compensation Plan, a frozen non-qualified plan that was established effective January 1, 2014 as a continuation of the Time Warner Deferred Compensation Plan for certain Time Inc. participants. Mr. Ripp’s balance under that plan relates to his prior employment with Time Inc. For more information about this plan, see “2015 Nonqualified Deferred Compensation—Time Inc. Deferred Compensation Plan.”

Time Warner Pension Plan

Messrs. Ripp, Pearlstine and Ford are each participants of a broad-based defined benefit pension plan sponsored by Time Warner Inc. by virtue of their pre-Spinoff service with us. That plan was closed to new hires and employees with less than one year of service after June 30, 2010, and amended effective December 31, 2013, to freeze “average annual compensation” so that the benefit under the applicable plan could not grow due to any future pay increases after that date.

Time Inc. Excess Benefit Pension Plan

Messrs. Ripp, Pearlstine and Ford were also each eligible to receive a distribution of their accrued benefit under the terminated Time Inc. Excess Benefit Pension Plan (the “Time Inc. Excess Plan”). The Time Inc. Excess Plan was a frozen deferred compensation plan established on the date of the Spinoff for certain Time Inc. participants, including Messrs. Ripp, Pearlstine and Ford, as a continuation of the Time Warner Excess Benefit Pension Plan (which had been amended to freeze participation and freeze “average annual compensation” at the same time the Time Warner Pension Plan was amended). Shortly following its adoption, we terminated the Time Inc. Excess Plan so that we could resolve all liabilities thereunder. Distribution of plan benefits to the Time Inc. Excess Plan participants (including to Messrs. Ripp, Pearlstine and Ford) were made in July 2015. For more information about this plan, see “2015 Pension Benefits—Time Inc. Excess Benefit Pension Plan”.

Individual Deferred Compensation Arrangement

Mr. Pearlstine has an individual deferred compensation arrangement the assets of which are held in a rabbi trust that was established in connection with his prior period of employment with Time Inc. See “2015 Nonqualified Deferred Compensation—Pearlstine Deferred Compensation Arrangement”.

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Tax and Accounting Implications

Cash compensation payable to our NEOs is includible as taxable income for the NEO in the year it is paid and is expensed in our financial statements as incurred. Income attributable to RSUs granted by us is includible as taxable income for the NEO in the year that it vests (with the amount included based on the fair market value of the shares distributed upon vesting). Income attributable to the exercise of stock options granted by us (all of which are nonqualified stock options) is includible as taxable income for the NEO upon exercise of the stock option in an amount equal to the excess of the fair market value on the date of exercise over the exercise price. Under accounting rules, the fair value of our equity awards, determined as of their grant date, is expensed in our financial statements over the vesting period.

Except as provided below because of the effect of Section 162(m) or Section 280G of the Tax Code, we are generally able to take a deduction in respect of compensation in the same amount, and in the same year, as it is included in an NEO’s taxable income.

Section 162(m) of the Tax Code.    With certain exceptions, Section 162(m) of the Tax Code limits the deductibility of compensation paid by a public company in any year to its chief executive officer and the next three most highly paid executive officers other than the chief financial officer to $1 million each. The cash-based, performance-based awards issued pursuant to our 2015 annual incentive compensation program and administered under the 2014 Omnibus Plan is intended to qualify as performance-based compensation that is exempt from the $1 million limitation.

Compensation related to the exercise of stock options with an exercise price no less than fair market value on the grant date that are issued under a parent company’s pre-spinoff plan or within 12 months of a spinoff is exempt under a Section 162(m) transition rule regardless of when the options are exercised. Accordingly, the transition rule applies to any compensation that may be realized by Messrs. Ripp and Bairstow under the stock options that were granted to them by Time Warner and converted to Time Inc. stock options on the Spinoff. Additionally stock options granted to our NEOs under our plan post-spinoff are exempt under another transition rule. However, time-vested RSUs granted by us after the spinoff and time-vested RSUs granted by Time Warner to Ms. Webster and Mr. Ford that vested in 2015 are not considered “performance-based compensation” and are not eligible for any transition relief. Accordingly, in 2015, $3,042,947 of compensation related to the RSUs granted to Messrs. Ripp, Pearlstine, and Ford and Ms. Webster was not deductible by us.

We intend to consider deductibility as one factor in determining executive compensation; however, in order to best serve our stockholders’ interests, we will retain the flexibility to approve compensation that is not deductible for tax purposes.

Section 280G of the Tax Code.    Section 280G of the Tax Code denies a tax deduction on certain compensation payments to any “disqualified individual” (which term would include our NEOs) that are contingent upon a “change in ownership or control” of the Company. A tax deduction for compensation in excess of the disqualified individual’s average annual taxable compensation is denied, but only if the aggregate change in control payments to the individual equal or exceed three times the individual’s average annual taxable compensation (i.e., the 280G parachute tax threshold). In addition, if the threshold is exceeded, a 20% excise tax is imposed under Section 4999 of the Tax Code on the entire amount of the disqualified individual’s change in control payments (and not merely the amount of such payments in excess of the 280G parachute tax threshold). A rebuttable presumption would treat as a “parachute payment” severance benefits that are provided within twelve (12) months of a change in control. Additionally, our equity award agreements provide for accelerated vesting of equity awards if employment is terminated within 12 months following a change in control (as defined our 2014

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Omnibus Plan), except that if the accelerated amount would be subject to an excise tax under Section 280G, the value of the acceleration is reduced if this would result in the grantee receiving a larger net after tax value. Stock options that accelerate pursuant to this provision remain exercisable for three (3) months following the date employment terminates.

We do not provide excise tax gross ups for parachute payments. Moreover, we contractually require each of our NEOs to take mitigating actions to preserve the Company’s tax deduction for payments otherwise subject to Section 280G of the Tax Code, and, under the terms of our post-Spinoff standard equity award agreements, any accelerated vesting is reduced to the extent such reduction results in a greater net after tax benefit to the employee.

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Compensation Committee Report

The Compensation Committee reviewed and discussed this Compensation Discussion and Analysis with management.

Based on that review and discussion, the Compensation Committee recommended to the Board of Directors of Time Inc. that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

David A. Bell, Chair

Dennis J. FitzSimons

Betsy D. Holden

Kay Koplovitz

Sir Howard Stringer

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Compensation Risk

In March 2015 and again in February 2016, the Compensation Committee’s independent consultant conducted a risk assessment of our compensation programs and policies for employees, including our executive officers and employees. As part of this assessment, the consultant reviewed and analyzed the major components of our compensation, including (i) base salary, (ii) annual bonuses, (iii) long-term incentive programs (including cash-based incentive plans and equity-based incentive plans), (iv) sales incentive plans and commission plans and (v) retirement programs. After reviewing the compensation risk assessment, the Compensation Committee determined that any risks arising from our compensation programs and policies would not be reasonably likely to have a material adverse effect on us.

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2015 Summary Compensation

The table below summarizes the total compensation earned by each of the Company’s named executive officers (NEOs) for the years ended December 31, 2015, 2014, and 2013.

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	Change in Pension Value and Non- qualified Deferred Compensation Earnings (6)	All Other Compensation (7)	Total
Joseph A. Ripp	2015	$1,088,462	$489,329	$1,507,885	$1,624,998	$826,639	—	$188,495	$5,725,808
Chairman and Chief	2014	$1,003,847	$1,100,000	$1,109,320	$1,250,000	$1,067,850	$181,174	$77,123	$5,789,314
Executive Officer	2013	$303,846	$900,000	$3,750,029	$3,645,819	$352,500	—	$28,838	$8,981,032
Jeffrey J. Bairstow	2015	$891,346	$615,075	$742,325	$599,999	$449,733	—	$43,014	$3,341,492
EVP and Chief	2014	$825,000	$590,000	$665,588	$749,998	$569,520	—	$37,338	$3,437,444
Financial Officer	2013	$243,077	$662,000	$499,995	$466,142	$420,000	—	$204,804	$2,496,018
Norman Pearlstine,	2015	$923,885	$275,988	$324,751	$249,998	$468,079	$—	$25,000	$2,267,701
EVP and Chief	2014	$903,458	$270,000	$310,602	$349,998	$640,710	$51,308	$23,385	$2,549,461
Content Officer	2013	$128,077	$1,400,000	—	—	—	$22,542	$1,385	$1,552,004
Evelyn Webster	2015	$822,115	$200,146	$556,750	$399,998	$403,739	$92,995	$28,000	$2,503,743
Executive Vice	2014	$790,250	$175,455	$532,458	$599,999	$416,354	$274,501	$11,310	$2,800,327
President	2013	$742,500	$214,650	—	—	$556,500	$190,453	$3,846	$1,707,949
Mark P. Ford	2015	$822,115	$173,234	$394,339	$324,998	$291,240	—	$38,531	$2,044,457
EVP, Global
Advertising

(1)

For 2013, the amounts reflect the portion of the $1 million, $800,000 and $900,000 base salaries earned by Messrs. Ripp, Bairstow and Pearlstine, respectively, earned in 2013 after they joined us on September 3, 2013, September 3, 2013 and October 31, 2013, respectively.

(2)

For 2015, the amounts reflect the portion of each NEO’s 2015 AIP payouts attributable to their individual performance against strategic operational goals plus, for Mr. Bairstow, a discretionary bonus of $350,000 recognizing his work on the sale of the Blue Fin building. For 2014, the amounts reflect the portion of each NEO’s 2014 AIP payouts attributable to their individual performance against strategic operational goals plus, for Messrs. Ripp and Bairstow, a Spinoff-related bonus of $650,000 and $350,000, respectively. With respect to Mr. Ripp, the 2013 amount reflects the portion of his 2013 bonus that was guaranteed pursuant to his employment agreement ($750,000) and a discretionary $150,000 increase in the final bonus. With respect to Mr. Bairstow and Ms. Webster, the 2013 amount reflects the portion of their 2013 AIP payouts attributable to their individual performance, plus, for Mr. Bairstow, a make whole bonus of $500,000 paid to him in connection with the commencement of his employment. For Mr. Pearlstine, the 2013 amount represents a make whole bonus of $1,400,000 paid to him in connection with the commencement of his employment.

(3)

The amounts set forth in the Stock Awards column for 2015 represent the grant date fair value of RSU awards granted by Time Inc. under the 2014 Omnibus Plan on February 13, 2015 as part of our long-term incentive compensation program and, in the case of Messrs. Bairstow, Pearlstine and Ford and Ms. Webster, a supplemental award of RSUs, in each case calculated in accordance with FASB ASC Topic 718 based on the assumption that the value of each RSU was equal to the closing sale price of one share of Time Inc. common stock reported on the NYSE Composite Tape on the date of grant, discounted to exclude the estimated dividend yield during the vesting period.

The amounts set forth in the Stock Awards column for 2014 represent the grant date fair value of RSU awards granted by Time Inc. under our long term incentive compensation program on June 23, 2014, calculated in accordance with FASB ASC Topic 718 based on the assumption that the value of each RSU was equal to the closing sale price of one share of Time Inc. common stock reported on the NYSE Composite Tape on the date of grant, discounted to exclude the estimated dividend yield during the vesting period. The table does not include a grant of 45,723 RSUs to Ms. Webster on June 9, 2014 pursuant to the terms of the Employee Matters Agreement with Time Warner in replacement of Time Warner equity awards that terminated upon the Spinoff, since the awards thereby replaced were granted prior to 2014. The grant date value of the replacement RSUs, calculated in accordance with FASB ASC Topic 718 based on the assumption that the value of each RSU was equal to the closing sale price of one share of Time Inc. common stock reported on the NYSE Composite Tape on the date of grant (without discounting for estimated dividend yield because this ward provides for dividend equivalent rights) was $1,065,346.

The amounts for 2013 represent the aggregate grant date fair value of make-whole RSU awards granted to each of Messrs. Ripp and Bairstow by Time Warner in connection with their employment by us, calculated in accordance with FASB ASC Topic 718 based on the assumption that the value of each RSU was equal to the closing sale price of one share of Time Warner Inc. common stock reported on the NYSE Composite Tape on the date of grant (without discounting for the estimated dividend yield since these awards provide for dividend equivalent rights). On the Spinoff, these Time Warner awards were converted in accordance with their terms into awards in respect of Time Inc. common stock by multiplying the number of RSUs by a share adjustment ratio the numerator of which was the regular-way trading closing price of Time Warner common stock on June 6, 2014, and the denominator of which was the “when issued” trading closing price of the Time common stock reported on June 6, 2014.

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Time Inc. - 2016 Proxy Statement

(4)

The amounts set forth in the Option Awards column for 2015 represent stock options awarded under our long-term incentive compensation program on February 13, 2015. The aggregate grant date fair value of these options was determined using the Black-Scholes option pricing model based on the following assumptions: an expected volatility of 27.22%, an expected term to exercise of 5.28 years from the date of grant, a risk-free interest rate of 1.69% and a dividend yield of 3.06%.

The amounts set forth in the Option Awards column for 2014 represent stock options awarded under our long-term incentive compensation program on June 23, 2014. The aggregate grant date fair value of these options was determined using the Black-Scholes option pricing model based on the following assumptions: an expected volatility of 28.27%, an expected term to exercise of 5.28 years from the date of grant, a risk-free interest rate of 1.88% and a dividend yield of 3%.

The amounts for 2013 represent the aggregate grant date fair value for make whole stock options granted to Messrs. Ripp and Bairstow by Time Warner in connection with the commencement of their employment by us calculated using the Black-Scholes option pricing model based on the following assumptions: an expected volatility of 27.12% (Ripp) or 26.54% (Bairstow), an expected term to exercise from the Spinoff date of 4.88 years (Ripp) or 4.39 years (Bairstow), a risk-free interest rate of 1.64% (Ripp) or 1.46% (Bairstow), and a dividend yield of 3%. On the Spinoff, the options were converted in accordance with their terms into options on a number of shares of Time Inc. common stock equal to the number of shares of Time Warner common stock for which they were exercisable, multiplied by a share adjustment ratio the numerator of which was the regular-way trading closing price of Time Warner common stock on June 6, 2014, and the denominator of which was the “when issued” trading closing price of the Time Inc. common stock on June 6, 2014. The per share exercise price for the converted make whole options is the per share exercise price of the original Time Warner option, divided by the share adjustment ratio.

(5)

For 2015 and 2014, the amounts reflect the portion of each NEO’s 2015 AIP and 2014 AIP payouts, respectively attributable to our performance against financial goals. For 2013, the amounts reflect the portion of each NEO’s 2013 AIP payout attributable to our performance against our financial goals, offset in the case of Mr. Ripp by the amount of his guaranteed bonus.

(6)

The aggregate annual change in the actuarial present value of accumulated pension benefits in 2015 were negative for Messrs. Ripp (negative $5,871 under the Time Inc. Excess Plan and negative $9,015 under the Time Warner Pension Plan), Pearlstine (negative $4,014 under the Time Inc. Excess Plan and positive $1,478 under the Time Warner Pension Plan) and Ford (positive $12,631 under the Time Inc. Excess Plan and negative $57,110 under the Time Warner Pension Plan). Time Inc. is no longer affiliated with Time Warner Inc. and is no longer liable for obligations related to the Time Warner Pension Plan.

The aggregate annual change in the actuarial present value of the accumulated pension benefits in 2014 for Messrs. Ripp and Pearlstine represents the sum of their benefits under the Time Warner Pension Plan (Mr. Ripp: $106,368, Mr. Pearlstine: $22,207) and the Time Inc. Excess Plan (Mr. Ripp: $74,806, Mr. Pearlstine: $29,101). The table reflects the pension value change for all of 2014. However, effective June 6, 2014, we were no longer affiliated with Time Warner. The present value of accrued benefits under the Time Inc. Excess Plan as of 12/31/2014 were calculated using the assumptions for the lump sum payment made in 2015 in connection with the termination of the Time Inc. Excess Plan.

The aggregate annual change in the actuarial present value of each of Messrs. Ripp’s and Pearlstine’s accumulated pension benefits was negative for 2013 (negative $69,510 for Ripp and negative $28,058 for Pearlstine). The amount set forth with respect to Mr. Pearlstine for 2013 represents the distributions that he received from the Time Warner Pension Plan, the Time Warner Excess Benefit Plan prior to rejoining us (at which time such distributions were discontinued), and the Pearlstine Deferred Compensation Arrangement.

The amounts set forth respect to Ms. Webster represent the aggregate annual change in the actuarial present value of her accumulated pension benefit under the IPC Media Pension Scheme, a frozen pension plan of our UK subsidiary. Benefits in this plan are paid in British pounds. The 2015, 2014 and 2013 amounts shown with respect to Ms. Webster were converted to US dollars based on a British pound to US dollar exchange rate of 1.4738, 1.5579 and 1.6557, respectively.

(7)	The amounts shown in the All Other Compensation column for 2015 include the following:

Name	Savings Plan Matching Contributions (a)	Supplemental Savings Plan Matching Contributions (b)	Payments Related to Life Insurance (c)	Other Perquisites (d)	Total All Other Compensation
Joseph A. Ripp	$ 13,308	—	$ 50,000	$ 125,187	$ 188,495
Jeffrey J. Bairstow	$ 15,712	$ 11,750	$ 15,552	—	$ 43,014
Norman Pearlstine	$ 13,250	$ 11,750	—	—	$ 25,000
Evelyn Webster	$ 13,250	—	—	$ 14,750	$ 28,000
Mark P. Ford	$ 13,250	$ 11,750	—	$ 13,531	$ 38,531

(a)

Represents matching contributions under the Time Inc. Savings Plan, a broad-based qualified 401(k) benefit plan, under which we match 100% of the first 4% of eligible compensation deferred and 50% of the next 2% eligible compensation deferred, subject to IRS limits.

(b)

Represents matching contributions under the Time Inc. Supplemental Savings Plan. Under the Time Inc. Supplemental Savings Plan, we match 100% of the first 4% of amounts of the compensation in excess of the IRS 401(k) compensation limit up to $500,000 (such amount, “additional deferral compensation”) and 50% of the next 2% of such additional deferral compensation deferred.

(c)	Represents cash payments intended to allow Messrs. Ripp and Bairstow to purchase life insurance coverage.

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Time Inc. - 2016 Proxy Statement

(d)

For Mr. Ripp, reflects the cost of the services of a professional co-pilot for personal flights taken by Mr. Ripp on his personally-owned aircraft. Although Mr. Ripp is an experienced pilot, at the Board of Directors’ request Mr. Ripp agreed to use the services of a professional pilot due to safety concerns. The cost of these services for 2015 was $60,628, which includes reimbursement of expenses for the use of Mr. Ripp’s aircraft for “deadhead” (i.e., no-passenger) flights that the pilot took on the aircraft in order to return to his/her home base in between flights and then to return to pick up Mr. Ripp. Such reimbursed expenses comprise fuel costs and airport fees and a pro rata portion of the reserve for the periodic overhaul of the aircraft’s engine. The amount in this column also includes $64,559 that we paid Mr. Ripp in 2015 to reimburse him on an after-tax basis for the income imputed to him in respect of the aforementioned professional pilot services and related expenses.

For Ms. Webster, reflects the cost of tax advisory services provided to her by the Company.

For Mr. Ford, reflects the reimbursement of country club membership dues.

2015 Grants of Plan-Based Awards

The following table presents information with respect to each award of plan-based compensation in 2015.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards (2)	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum
Joseph A. Ripp		$570,884	$1,141,767	$1,712,651
	2/13/2015(3)				65,418			$1,507,885
	2/13/2015(4)					349,462	$24.84	$1,624,998
Jeffrey J. Bairstow		$310,589	$621,178	$931,767
	2/13/2015(3)				32,205			$742,325
	2/13/2015(4)					129,032	$24.84	$599,999
Norman Pearlstine		$323,259	$646,518	$969,777
	2/13/2015(3)				14,089			$324,751
	2/13/2015(4)					53,763	$24.84	$249,998
Evelyn Webster		$278,825	$557,651	$836,476
	2/13/2015(3)				24,154			$556,750
	2/13/2015(4)					86,021	$24.84	$399,998
Mark P. Ford		$201,133	$402,265	$603,398
	2/13/2015(3)				17,108			$394,339
	2/13/2015(4)					69,892	$24.84	$324,998

(1)

The amounts shown in these columns represent the threshold, target and maximum payouts for the NEOs for the financial goals under the 2015 AIP. Performance against these goals comprises 70% of the total 2015 AIP bonus opportunity.

(2)	The stock option exercise price was equal to the closing sale price of Time Inc. common stock reported on the NYSE Composite Tape on the date of grant.

(3)

Reflects awards of RSUs granted under the 2014 Omnibus Plan as part of our long-term incentive compensation program and a supplemental award of RSUs. The RSUs vest ratably over four years on February 13th of each of 2016, 2017, 2018 and 2019.

(4)

Reflects awards of stock options granted under the 2014 Omnibus Plan as part of our long-term incentive compensation program. The stock options vest ratably over four years on February  13th of each of 2016, 2017, 2018 and 2019.

Narrative to 2015 Summary Compensation Table and 2015 Grants of Plan-Based Awards Table

The 2015 Summary Compensation table breaks out each of the compensation components provided to our NEOs in 2015 and the 2015 Grants of Plan-Based Awards table provides details regarding incentive plan awards.

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Time Inc. - 2016 Proxy Statement

Base Salary

Each NEO’s base salary was initially established under the terms of his or her employment agreement and is subject to increase by the Compensation Committee. The Salary column in the 2015 Summary Compensation table shows the actual amount earned by each NEO in 2015. For additional information about how base salary was established, see above “—Compensation Discussion and Analysis—Compensation Elements—Understanding the Decisions—Base Salary”.

Annual Cash Incentive Compensation and Discretionary Cash Bonus

Each NEO is provided a target annual cash bonus opportunity in accordance with the terms of his or her employment agreement. The payout at threshold levels of performance is 50% of the target bonus. The maximum payout is 150% of target. Though not reflected in the table, each NEO’s ability to earn a bonus is contingent on the Company’s achievement of a threshold metric, positive Adjusted Pre-Tax Operating Income. The maximum bonus that may be earned by any executive for 2015 was $6,000,000.

The annual incentive cash compensation element is divided between two columns in the 2015 Summary Compensation table. The Non-Equity Incentive Plan Compensation column (and the Estimated Possible Payouts Under Non-Equity Incentive Plan Awards column in the 2015 Grant of Plan-Based Awards table) represent the portion of the 2015 AIP bonus attributable to our financial goals. This portion represents 70% of the total target bonus opportunity. The 2015 Summary Compensation table shows the amount of the bonus opportunity attributable to financial performance that was actually paid to the NEO; the 2015 Grant of Plan-Based Awards table shows the range of payments that were possible under this opportunity.

The Bonus column in the 2015 Summary Compensation table reflects the actual payments made to the NEOs for the portion of the 2015 AIP bonus opportunity attributable to individual performance against strategic operational goals. This portion represented 30% of the total target bonus opportunity as well as the discretionary bonus paid to Mr. Bairstow in relation to his work on the sale of the Blue Fin building. For additional information about the 2015 AIP and our annual cash incentive program generally, see above “—Compensation Discussion and Analysis—Compensation Elements— Understanding the Decisions—Annual Cash Incentive Compensation”and “—Compensation Discussion and Analysis—Compensation Elements—Understanding the Decisions—Discretionary Compensation”.

Long-Term Incentive Compensation (including Supplemental RSU Awards)

The long-term incentive compensation element is divided between two columns in the 2015 Summary Compensation table—one for Stock Awards (for RSUs) and one for Option Awards (for stock options). Under our 2015 long-term incentive program, 50% of the total award value was granted as RSUs and 50% as stock options. Additionally, in 2015 the Compensation Committee granted each NEO (other than Mr. Ripp) a supplemental RSU award in recognition of key contributions towards the transformation of the Company. The 2015 Grant of Plan-Based Awards table includes columns that provide the number and grant date fair value of the RSUs and stock options granted to each NEO in 2015, as well as the exercise price of the stock options.

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Time Inc. - 2016 Proxy Statement

Benefits and Perquisites

Benefits and perquisites are described in the Change in Pension Value and Non-qualified Deferred Compensation Earnings column and the All Other Compensation column of the 2015 Summary Compensation table. The Change in Pension Value and Non-qualified Deferred Compensation Earnings relate to legacy pension plans, as described in footnote 6 to the 2015 Summary Compensation table. The All Other Compensation column reflects participation in current programs, amounts paid pursuant to NEO employment agreements and other miscellaneous items, in each case not included in any other column of the table. As detailed in footnote 7 to the table, these items consist of matching contributions under defined contribution savings plans, payments related to life insurance coverage, the cost of expatriate tax advisory services and the cost of reimbursing Mr. Ripp for the expenses of a co-pilot and other related expenses associated with complying with the Board’s Policy and Procedures Governing CEO Use of Personal Aircraft. For additional information about our benefits and perquisites, see “—Compensation Discussion and Analysis—Compensation Elements—Understanding the Decisions —Other Compensation Arrangements—Benefits and Perquisites.”

Employment Agreements and Severance Benefits

The chart below describes the material terms of our NEO employment agreements as in effect during 2015, which descriptions are qualified by the terms of the employment agreements themselves. Base salaries are all subject to increase only. See “—Compensation Discussion and Analysis—Compensation Elements—Understanding the Decisions”, above, for a listing of each NEO’s current base salary and target annual bonus. Each employment agreement contains restrictive covenants (restricting competition and solicitation of our employees) with restricted periods that are coextensive with the applicable severance period. Severance benefits are provided (subject to the executive’s execution of a release) if the executive’s employment is terminated by us without “cause” (as defined) or if an executive resigns due to our material breach which has not been cured by us after thirty (30) days’ notice. Each employment agreement also provides for a post-termination benefit if the executive’s employment terminates on account of the executive’s “disability” (as defined). None of the agreements has a change of control provision or provide for any income tax gross ups. For information about the amount of the payments, see “—Potential Payments upon Termination of Employment or Change in Control.”

Joseph A. Ripp	Chairman and Chief Executive Officer
Term:	September 3, 2013 - September 4, 2018; thereafter continues on a month-to-month basis until either party provides 90 days’ written notice of termination
Annual Compensation:

Base Salary: $1 million minimum; increased to $1,100,000 in February 2015

Target Bonus: $1.5 million minimum; Maximum Bonus: Not less than 150% of target. 2015 Target Bonus established at 150% of base salary in February 2015

Annual LTI Target: $2.5 million (subject to the sole discretion of the Board).

2015 Annual LTI Target increased to $3.25 million in February 2015

Severance Period:	24 months
Contractual Benefits & Perquisites:	$50,000 per year which can be used to purchase life insurance; retirement treatment of equity (100% vested on retirement, 5 years to exercise stock options), other than converted Time Warner awards

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Time Inc. - 2016 Proxy Statement

Jeffrey J. Bairstow	Executive Vice President and Chief Financial Officer
Term:	September 3, 2013 - September 4, 2017; thereafter continues on a month-to-month basis until either party provides 90 days’ written notice of termination
Annual Compensation:

Base Salary: $800,000 minimum; increased to $900,000 in February 2015

Target Bonus: $800,000 minimum; increased to 100% of base salary ($900,000) in February 2015

Annual LTI Target: $800,000 (subject to the sole discretion of the Board).

2015 Annual LTI Target increased to $1.2 million in February 2015

Severance Period:	24 months
Contractual Benefits & Perquisites:	Two times the premium for $2,000,000 coverage under a standard group universal life insurance program ($15,552 in 2015)
Norman Pearlstine	Executive Vice President and Chief Content Officer
Term:	October 31, 2013 – October 31, 2016
Annual Compensation:

Base Salary: $900,000 minimum; increased to $927,000 in February 2015

Initial Target Bonus: $900,000; increased to 100% of base salary ($927,000) in February 2015

Annual LTI Target: $500,000 (subject to the sole discretion of the Board)

Severance Period:	18 months (12 months if employment terminated following contract expiration)
Contractual Benefits & Perquisites:

Retirement treatment of equity (100% vested on retirement, 5 years to exercise stock options); Legacy deferred compensation arrangement under an agreement related to his prior period of employment with Time Inc.

Evelyn Webster	Executive Vice President
Term:	March 21, 2014 – March 21, 2017
Annual Compensation:

Base Salary: $800,000 minimum; increased to $825,000 in February 2015

Initial Target Bonus: $600,000; increased to 100% of base salary ($825,000) in February 2015

Annual LTI Target: $700,000 (subject to the sole discretion of the Board).

2015 Annual LTI Target increased to $800,000 in February 2015

Severance Period:	18 months (12 months if employment terminated following contract expiration)
Contractual Benefits & Perquisites:	Tax advisory services related to UK and US tax law
Mark P. Ford	Executive Vice President, Global Advertising
Term:	September 12, 2014 – September 11, 2017
Annual Compensation:

Base Salary: $800,000 minimum

Initial Target Bonus: $555,555; increased to 70% of base salary ($577,500) in February 2015

Annual LTI Target: $600,000 (subject to the sole discretion of the Board).

2015 Annual LTI Target increased to $650,000 in February 2015

Severance Period:	18 months (12 months if employment terminated following contract expiration)
Contractual Benefits & Perquisites:	None

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Time Inc. - 2016 Proxy Statement

Outstanding Equity Awards as of December 31, 2015

All shares reflected below are shares of Time Inc. common stock. The market value of the NEOs’ unvested RSUs was calculated using the NYSE Composite Tape closing price of $15.67 per share of Time Inc. common stock on December 31, 2015, the last trading day of 2015.

	Option Awards (1)					Stock Awards (2)
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Joseph A. Ripp
	11/15/2013	256,550	384,825	$22.35	11/14/2023	100,702	$1,578,000
	6/23/2014	66,773	200,321	$23.37	6/22/2024	40,116	$628,618
	2/13/2015	—	349,462	$24.84	2/12/2025	65,418	$1,025,100
Jeffrey J. Bairstow
	11/15/2013	42,759	42,759	$22.35	11/14/2023	11,189	$175,332
	6/23/2014	40,064	120,192	$23.37	6/22/2024	24,069	$377,161
	2/13/2015	—	129,032	$24.84	2/12/2025	32,205	$504,652
Norman Pearlstine
	6/23/2014	18,696	56,090	$ 23.37	6/22/2024	11,232	$176,005
	2/13/2015	—	53,763	$24.84	2/12/2025	14,089	$220,775
Evelyn Webster
	6/9/2014	—				14,614	$229,001
	6/23/2014	32,051	96,154	$23.37	6/22/2024	19,255	$301,726
	2/13/2015	—	86,021	$24.84	2/12/2025	24,154	$378,493
Mark P. Ford
	6/23/2014	16,025	48,077	$23.37	6/22/2024	9,627	$150,855
	2/13/2015	—	69,892	$24.84	2/12/2025	17,108	$268,082

1)

This information presents the number of shares of our common stock represented by unexercised stock options at December 31, 2015. On the Spinoff, options granted on November 15, 2013 to Messrs. Ripp and Bairstow on shares of Time Warner Inc. common stock were converted in accordance with their terms into options on a number of shares of Time Inc. common stock equal to the number of shares of Time Warner common stock for which they were exercisable multiplied by a share adjustment ratio, the numerator of which was the regular-way trading closing price of Time Warner common stock reported on the NYSE Composite Tape on June 6, 2014, and the denominator of which was the “when issued” trading closing price of the Time Inc. common stock reported on the NYSE Composite Tape on June 6, 2014. The per share exercise price for the converted make whole options is the per share exercise price of the original Time Warner option, divided by the share adjustment ratio.

The converted stock options granted to Mr. Ripp become exercisable in installments of 20% on each of the first five anniversaries of his start date (September 3, 2013) and the converted stock options granted to Mr. Bairstow become exercisable in installments of 25% on each of the first four anniversaries of his start date (September 3, 2013), in each case assuming continued employment and subject to accelerated vesting upon the occurrence of certain events. All other stock option awards become exercisable in installments of 25% on each of the first four anniversaries of the date of grant, assuming continued employment and subject to accelerated vesting upon the occurrence of certain events.

(2)

This information presents the number of shares of our common stock represented by unvested RSU awards at December 31, 2015. On the Spinoff, RSUs granted to each of Messrs. Ripp and Bairstow by Time Warner were converted in accordance with their terms to awards on our common stock by multiplying the number of RSUs by the share adjustment ratio described in footnote 1 above. The converted RSUs granted to Mr. Ripp vest in installments of 20% on each of the first five anniversaries of his start date (September 3, 2013), and the converted RSUs granted to Mr. Bairstow vest in installments of 25% on each of the first four anniversaries of his start date (September 3, 2013). All other RSU awards represented in the table vest in installments of 25% on each of the first four anniversaries of the date of grant, assuming continued employment and subject to accelerated vesting upon the occurrence of certain events. For vesting purposes the grant date for RSUs issued to Ms. Webster on June 9, 2014 (i.e., the replacement RSUs) is deemed to be the first day of the month of the original grant date of the underlying Time Warner equity award that was canceled in the Spinoff since the terms and conditions of such replacement awards generally mirror those of the canceled Time Warner awards.

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Time Inc. - 2016 Proxy Statement

The vesting dates for RSUs that were unvested as of December 31, 2015 are as follows:

	Number of Shares or Units of Stock That Have Not Vested	Date of Award	Vesting Dates(1)
Joseph A. Ripp	100,702	11/15/2013	9/3/2016, 9/3/2017 and 9/3/2018
	40,116	6/23/2014	6/23/2016, 6/23/2017 and 6/23/2018
	65,418	2/13/2015	2/13/2016, 2/13/2017, 2/13/2018 and 2/13/2019	(2)
Jeffrey J. Bairstow	11,189	11/15/2013	9/3/2016 and 9/3/2017
	24,069	6/23/2014	6/23/2016, 6/23/2017 and 6/23/2018
	32,205	2/13/2015	2/13/2016, 2/13/2017, 2/13/2018 and 2/13/2019	(2)
Norman Pearlstine	11,232	6/23/2014	6/23/2016, 6/23/2017 and 6/23/2018
	14,089	2/13/2015	2/13/2016, 2/13/2017, 2/13/2018 and 2/13/2019	(2)
Evelyn Webster	8,173	6/9/2014	2/1/2016	(3)
	6,441	6/9/2014	2/1/2016	(3)
	19,255	6/23/2014	6/23/2016, 6/23/2017 and 6/23/2018
	24,154	2/13/2015	2/13/2016, 2/13/2017, 2/13/2018 and 2/13/2019	(2)
Mark P. Ford	9,627	6/23/2014	6/23/2016, 6/23/2017 and 6/23/2018
	17,108	2/13/2015	2/13/2016, 2/13/2017, 2/13/2018 and 2/13/2019	(2)

(1)	Except as set forth in the following footnotes, the number of shares covered by each RSU vests ratably among the indicated vesting dates.

(2)	The tranche of RSUs scheduled to vest on February 13, 2016, representing 25% of the RSU Award granted, vested as scheduled.

(3)	These RSUs vested as scheduled on February 1, 2016.

2015 Option Exercises and Stock Vested

The following table sets forth information regarding the NEOs’ exercises of stock options and the vesting of their RSUs during 2015, including: (i) the number of shares of common stock received from the vesting of RSUs during 2015, (ii) the aggregate dollar value realized upon the vesting of such RSUs, (iii) the number of shares of common stock underlying stock options exercised in 2015, and (iv) the aggregate dollar value realized upon the exercise of such stock options.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting (1)	Value Realized on Vesting (2)
Joseph A. Ripp (3)	—	—	46,938	$981,118
Jeffrey J. Bairstow (3)	—	—	13,617	$300,666
Norman Pearlstine	—	—	3,744	$88,620
Evelyn Webster (4)	—	—	37,527	$930,883
Mark P. Ford	—	—	3,209	$75,957

(1)

For Mr. Ripp, represents the vesting of 13,371 RSUs on June 23, 2015 and 33,567 RSUs on September 3, 2015. For Mr. Bairstow, represents the vesting of 8,023 RSUs on June 23, 2015 and 5,594 RSUs on September 3, 2015. For Mr. Pearlstine, represents the vesting of 3,744 RSUs on June 23, 2015. For Ms. Webster, represents the vesting of 31,109 RSUs on February 1, 2015 and 6,418 RSUs on June 23, 2015. For Mr. Ford, represents the vesting of 3,209 RSUs on June 23, 2015.

(2)	The value realized from the vesting of the RSU awards was calculated based on our closing price reported on the NYSE Composite Tape on the applicable vesting date.

(3)

For Messrs. Ripp and Bairstow, RSUs that vested on September 3, 2015 represents the vesting of the second tranche of RSUs granted on Time Warner common stock in connection with their employment that were converted to Time Inc. RSUs in the Spinoff.

(4)

For Ms. Webster, RSUs that vested on February 1, 2015 represents the vesting of Time Inc. “replacement” RSUs granted to Ms. Webster in 2014 in respect of Time Warner awards that were forfeited in the Spinoff.

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Time Inc. - 2016 Proxy Statement

2015 Pension Benefits

Time Warner Pension Plan

Messrs. Ripp, Pearlstine and Ford are participants in the Time Warner Pension Plan (the “TW Pension Plan”), a frozen qualified defined benefit pension plan, which continues to be administered by Time Warner. The benefits payable to Mr. Ripp are determined by applying the formula under (i) the TW Pension Plan prior to amendments made to the plan in 2000 (the “Old TW Pension Plan”) to his benefit service for Time Warner and its affiliates (including his service for Time Inc. earlier in his career) through December 31, 1999 and (ii) the TW Pension Plan as amended in 2000 to his benefit service after 1999. The same formula applies to Mr. Pearlstine except that he had already received his accrued benefit under the Old TW Pension Plan and thus is only owed that portion of the benefit determined by applying the TW Pension Plan as amended in 2000 to his post 1999 service.

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Under the Old TW Pension Plan, a participant accrues benefits equal to the sum of 1.67% of the participant’s “average annual compensation” for each year of service up to 30 years and 0.5% for each year of service over 30 years. Under this formula, “average annual compensation” is defined as the highest average annual compensation for any five consecutive full and partial calendar years of employment, which includes regular salary, overtime and shift differential payments, and non-deferred bonuses paid according to a regular program. Annual pension benefits under the Old TW Pension Plan are reduced by a Social Security offset determined by a formula that takes into account benefit service up to 35 years, covered compensation up to the average Social Security wage base and a disparity factor based on the age at which Social Security benefits are payable.

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The benefit formula under the TW Pension Plan as amended in 2000 is expressed as a lifetime monthly annuity equal to the sum of (i) 1.25% of the participant’s average annual compensation up to the participant’s applicable average Social Security wage base and (ii) 1.67% of the participant’s average annual compensation above such average Social Security wage base, multiplied by years of benefit service up to 30 years, and divided by 12. As amended, “average annual compensation” only covers full calendar years of employment.

•	Benefits under the TW Pension Plan are subject to the applicable IRS limitations on the amount of annual benefits.

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Effective after June 30, 2010, the TW Pension Plan (i) was closed to new participants and (ii) stopped recognizing service for benefit accrual purposes for existing participants. Effective December 31, 2013, average annual compensation under the TW Pension Plan was frozen.

Messrs. Ripp and Pearlstine are both eligible for a normal retirement benefit from the TW Pension Plan and were treated as having retired upon the Spinoff. Messrs. Ripp and. Pearlstine are both currently receiving their TW Pension Plan benefit in the monthly amount of $3,869 and of $1,246, respectively.

In 2008, Time Warner further amended the TW Pension Plan to express the formula as a fixed lump sum amount equal to the sum of (i) 10% of the participant’s “average annual compensation” up to the participant’s applicable average Social Security wage base and (ii) 13% of the participant’s “average annual compensation” above such average Social Security wage base, multiplied by the participant’s years of benefit service up to 30 years. As a result of this amendment, Mr. Ford’s benefit is determined as the greater of (i) the benefit calculated by applying the formula under the TW Pension Plan as amended in 2000 to the participant’s benefit service through June 30, 2008 and the formula, as

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amended in 2008, after that date and (ii) the benefit calculated by applying the formula as amended in 2008 to the participant’s entire benefit service. Because the sum of age and years of service with Time Inc. for Mr. Ford equaled 65 or more as of July 1, 2008, if he were to receive benefits under the TW Pension Plan as amended in 2008, he would receive (i) 13% of his “average annual compensation” up to his applicable average Social Security wage base and (ii) 16% of his “average annual compensation” above such average Social Security wage base, multiplied by his years of benefit service up to 30 years. In addition, because he had accrued more than 20 years of benefit service as of June 30, 2008, he would receive credit for each additional year of benefit service from July 1, 2008 through June 30, 2010 above the 30-year cap for benefit service.

Mr. Ford is eligible to elect early retirement and receive a reduced retirement benefit. He is also eligible to receive an unreduced retirement benefit under the TW Pension Plan upon attainment of age 62.

Time Inc. Excess Benefit Pension Plan

In 2015, Messrs. Ripp, Pearlstine and Ford each received a distribution of their accrued benefit from the terminated Time Inc. Excess Benefit Pension Plan, a frozen nonqualified defined benefit plan that was a continuation of the Time Warner Excess Benefit Pension Plan (the “TW Excess Plan”) for certain Time Inc. participants. The TW Excess Benefit Pension Plan (and therefore the Time Inc. Excess Plan) provided for the accrual of an additional pension benefit under the formula of the TW Pension Plan (a frozen qualified defined benefit plan) in excess of IRS limitations on the amount of compensation eligible for the calculation of benefits and the amount of benefits derived from employer contributions payable to participants. We adopted the Time Inc. Excess Plan on the Spinoff as required by the terms of the Employee Matters Agreement with Time Warner and terminated it shortly thereafter. In accordance with plan rules and applicable law, benefits under the Time Inc. Excess Plan could not be distributed to plan participants until 2015. The amounts distributed to Messrs. Ripp, Pearlstine and Ford were $447,195, $202,117 and $613,189, respectively.

IPC Media Pension Plan

Ms. Webster is a deferred member of the IPC Media Pension Scheme (“Time UK Pension Plan”), a pension plan of our UK subsidiary that was closed to new participants on October 17, 2001, and ceased future accruals for existing members on March 31, 2011. Ms. Webster’s benefit under the Time UK Pension Plan relates to her service with the UK subsidiary from September 21, 1992 through December 31, 2010. From April 1, 2003 through December 31, 2010, Ms. Webster was a member of the “Executive Section” of the Time UK Pension Plan, which provides a target pension of two-thirds of “Final Pensionable Earnings” (defined below) at Ms. Webster’s normal retirement age, which is 60. As a deferred member of the Time UK Pension Plan, she is entitled to a pension of 1/60th of “Final Pensionable Earnings” for each full year of service with a proportionate amount for each additional day. The deferred pension is calculated to include a proportion of the increased pension that would have been payable at age 60, based on Ms. Webster’s period of membership in the Executive Section. The deferred pension may be paid at any time from age 50, but if taken before age 60, it will be subject to an early retirement reduction. Amounts payable under the Time UK Pension Plan are increased each year over the period from the date services with our UK subsidiary terminate until age 60 (or the date that pension benefits commence) broadly in line with the UK Retail Price Index (RPI) up to a maximum of 5% annually. Under current UK legislation, Ms. Webster has the option upon her retirement to exchange part of her pension for a cash sum, some of which under current UK tax law may be payable free of tax.

“Final Pensionable Earnings” is defined as the basic annual salary in the last year of employment, or if greater, the basic annual salary in any one full tax year in the last five years of employment. Pursuant

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to the terms of the Time UK Pension Plan, Ms. Webster’s earnings for the tax year when she left the plan were capped for purposes of the plan at £123,600 (the equivalent of $186,162 based on an exchange rate of 1.4738 British pounds to the U.S. dollar on December 31, 2015).

In the event of her death before Ms. Webster begins to receive her pension, her estate would be entitled to (i) a spouse, civil partner or dependent pension equal to two-thirds of Ms. Webster’s deferred pension (the “Partner Pension”), (ii) child allowances and (iii) a lump sum cash payment equal to the greater of: (a) Ms. Webster’s aggregate contributions to the Time UK Pension Plan during her membership (plus interest) and (b) the value of half of Ms. Webster’s deferred pension (taking account of any revaluation), less, in either case, the value of the Partner Pension.

Pension Benefits Table

Set forth in the table below is each of Messrs. Ripp’s, Pearlstine’s and Ford’s and Ms. Webster’s years of credited service and the present value of his or her accumulated benefit under each of the pension plans, in each case, computed as of December 31, 2015, which is the same pension plan measurement date used for financial statement reporting purposes with respect to our audited financial statements for the year ended December 31, 2015. Time Inc. is no longer affiliated with Time Warner Inc. and is no longer liable for obligations related to the TW Pension Plan.

Name	Pension Plan	Number of Years of Credited Service (1)	Present Value of Accumulated Benefit (2)	Payments During 2015 (2)
Joseph A. Ripp	Time Inc. Excess Plan	21.5	—	$447,195
	TW Pension Plan	21.5	$668,087	$46,424
Norman Pearlstine	Time Inc. Excess Plan	12.3	—	$202,117
	TW Pension Plan	12.3	$263,420	$14,955
Evelyn Webster	Time UK Pension Plan	18.3	$1,601,929	—
Mark P. Ford	Time Inc. Excess Plan	25.1	—	$613,189
	TW Pension Plan	25.1	$1,021,210	—

(1)

Represents credited benefit service as of December 31, 2015 under the Time Inc. Excess Plan, the TW Pension Plan and the Time UK Pension Plan, as applicable. Benefit service under the Time Warner Excess Benefit Pension Plan (a predecessor of the Time Inc. Excess Plan) and the TW Pension Plan was frozen effective December 31, 2014. The Time Inc. Excess Plan was terminated in June 2014. Benefit service under the Time UK Pension Plan was frozen effective March 31, 2011.

(2)

All benefits under the Time Inc. Excess Plan were distributed in July 2015. The amount of Ms. Webster’s benefit was calculated based on the terms of the Time UK Pension Plan in effect on December 31, 2015, including provisions under the Time UK Pension Plan that provide that Ms. Webster can commence receiving an unreduced pension benefit at age 60.

The present value calculations for Messrs. Ripp and Pearlstine under the TW Pension Plan reflect payments in the form of a joint and survivor annuity (which is the payment form that they are currently receiving). The present value calculation for Mr. Ford under the TW Pension Plan reflects the assumptions that (i) the benefits will be payable at age 62, the earliest age at which he is currently eligible for unreduced benefits under the plan, (ii) the benefits are payable as a lump sum, and (iii) no joint and survivor annuity will be payable (which would, on an actuarial basis, reduce benefits to the employee but provide benefits to a surviving beneficiary).

The present value calculation for Ms. Webster under the Time UK Pension Plan also reflects the assumptions that (i) Ms. Webster will commence receiving an unreduced benefit at age 60, (ii) 25% of the pension due will be paid as a lump sum and the remaining 75% paid as an annuity that increases each year broadly based on increases in RPI up to a maximum of 5% in each year and (iii) benefits would be payable to Ms. Webster’s dependents, in the event of her death, in accordance with the provisions of the plan. The present value with respect to the Time UK Pension Plan assumes a discount rate of 3.80%, a pension increase rate of 2.90%, a life expectancy of 90.6 years and exchange rate of 1.4738 British pounds to the U.S. dollar on December 31, 2015.

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2015 Nonqualified Deferred Compensation

Time Inc. Supplemental Savings Plan

In 2015, each of our NEOs, except Ms. Webster, participated in the Time Inc. Supplemental Savings Plan, a nonqualified plan open to all participants in the Time Inc. Savings Plan (our 401(k) plan) whose compensation exceeds the IRS qualified plan compensation limit. The Supplemental Savings Plan is a continuation for Time Inc. participants of a comparable plan sponsored by Time Warner. Under the Supplemental Savings Plan, eligible employees are permitted to defer receipt of their “eligible compensation” (consisting of base salary, bonus, commissions and overtime, if any). The plan provides for a match of up to 100% on the first 4% of eligible compensation deferred under the plan and 50% on the next 2% of eligible compensation deferred (for a maximum match of 5% of eligible compensation) with respect to eligible compensation between the compensation limit for tax-qualified plans ($265,000 for 2015) and $500,000 per year. Participants are 100% vested in the match after two years of service (with prior service counting toward vesting), subject to acceleration following certain events such as death, disability, the attainment of age 65 or a change in control, in each case while employed by us. Participants are able to select among “investment crediting rate options” that track the third-party investment vehicles (other than a self-directed brokerage account) offered under the Time Inc. Savings Plan. Participants may change their investment crediting rate options at any time for future deferrals and generally once during each calendar month for any existing balance in the Supplemental Savings Plan. Distributions generally commence on the first day of the seventh month after a participant separates from service in accordance with a participant’s irrevocable election made in the year prior to the deferral and are paid in a lump sum or ten annual installments. In the event of a participant’s death or disability (as defined in the Supplemental Savings Plan), the benefit is payable in a lump sum. The Supplemental Savings Plan also provides for the automatic lump sum cash out of account balances less than $100,000 even if a participant has elected installment payments.

Time Inc. Deferred Compensation Plan

Mr. Ripp participates in the Time Inc. Deferred Compensation Plan, a frozen nonqualified plan which is a continuation for Time Inc. participants of the Time Warner Deferred Compensation Plan, a frozen deferred compensation plan sponsored by Time Warner Inc. The Time Warner Deferred Compensation Plan was a precursor to the Time Warner Supplemental Savings Plan that permitted employees whose annual cash compensation exceeded certain dollar thresholds to defer receipt of all or a portion of their annual bonus until a specified future date.

Time Inc. Deferred Compensation Plan participants may change their investment crediting rate options, which track the third-party investment vehicles (other than a self-directed brokerage account) offered under the Time Inc. Savings Plan, generally once during each calendar quarter. In accordance with the terms of the plan, installments payable to Mr. Ripp under the Time Warner Deferred Compensation Plan were suspended upon his reemployment by us; installments will resume when his employment with us ends.

Pearlstine Deferred Compensation Arrangement

Prior to 2001, pursuant to his employment agreement then in place, Time Inc. made contributions to the Pearlstine Deferred Compensation Arrangement. These contributions were maintained in a grantor trust and were invested by a third-party investment manager. Effective beginning January 2001, we stopped making contributions for Mr. Pearlstine, but his existing account in the grantor trust continues to be invested. There is no guaranteed rate of return on the Pearlstine Deferred Compensation Arrangement. Annual payouts under the Pearlstine Deferred Compensation Arrangement commenced

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when Mr. Pearlstine separated from service with Time Inc. in 2006 and are expected to be completed in January 2017. In 2015, Mr. Pearlstine received $924,000 pursuant to this arrangement, which is managed by Fayez Sarofim & Co. The trust fund pays its own investment management fees. Trustee fees ($22,891 in 2015) are paid by us and, prior to the Spinoff, were paid by Time Warner.

Nonqualified Deferred Compensation Table

The following table sets forth quantitative information regarding the NEOs’ participation in 2015 in the three deferred compensation arrangements discussed above.

Name	Deferred Compensation Arrangement	Executive Contributions in 2015 (1)	Registrant Contributions in 2015 (2)	Aggregate Earnings (Loss) in 2015 (3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2015
Joseph A. Ripp	Supplemental Savings Plan	—	—	$5,990	—	$458,224
	Deferred Compensation Plan	—	—	$(27,925)	—	$592,368
Jeffrey J. Bairstow	Supplemental Savings Plan	$127,144	$11,750	$(6,483)	—	$206,363
Norman Pearlstine	Supplemental Savings Plan	$14,100	$11,750	$(1,550)	—	$47,287
	Deferred Compensation Arrangement	$—	—	$(315,267)	$(1,063,394)	$1,253,908
Mark P. Ford	Supplemental Savings Plan	$14,100	$11,750	$(2,843)	—	$142,493

(1)	These amounts represent compensation deferred by the NEOs and are reported as salary, bonus and/or non-equity incentive plan compensation for 2015 in the Summary Compensation Table.

(2)	These amounts represent the company match under the Time Inc. Supplemental Savings Plan and are reported as “All Other Compensation” for 2015 in the Summary Compensation Table.

(3)	These amounts are not required to be reported as compensation in the Summary Compensation Table for 2015 because there were no above-market earnings on the deferred compensation.

Potential Payments upon Termination of Employment or Change in Control

The following summaries and tables describe and quantify the estimated dollar value of potential additional payments and other benefits that would have been provided to the NEOs (or, in the case of death, to their respective estates or beneficiaries) under their respective employment agreements (as in effect on December 31, 2015) and equity agreements and our compensation plans following (i) a termination of their employment in various circumstances or (ii) a change in control, in each case, on the assumption that the termination or change in control occurred on December 31, 2015.

The calculations below exclude payments and benefits to the extent they do not discriminate in scope, terms or operation in favor of the named executive officers (NEOs) and are available generally to all

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U.S. salaried employees, including any (i) accrued vacation pay and (ii) balances under the Time Inc. Savings Plan. The calculations also exclude amounts to the extent they were earned but unpaid as of December 31, 2015, including (A) balances under the Time Inc. Supplemental Savings Plan, the Time Inc. Deferred Compensation Plan and the Pearlstine Deferred Compensation Arrangement, which are disclosed in the 2015 Nonqualified Deferred Compensation table, and (B) accrued pension benefits under the Time UK Pension Plan.

Certain payments are subject to suspension for six months following separation from service if required under Section 409A of the Tax Code. In addition, receipt of the severance payments and benefits described below upon a termination without cause or due to our material breach of our obligations under an NEO’s employment agreement is conditioned on his or her executing and not revoking a release of claims against us and subject to compliance with restrictive covenants. If the NEO does not execute, or revokes, a release of claims, he or she will not receive the severance described below. If the NEO breaches the restrictive covenants, we have the right to discontinue severance benefits. See “—Restrictive Covenants.”

Termination for Cause

If the employment of any NEO is terminated by us for “cause”, they will generally be entitled to (i) receive their base salary and unused vacation accrued in accordance with our policy through the effective date of termination, (ii) receive unpaid bonus for any completed prior fiscal year in accordance with the bonus plan; and (iii) retain all rights under our benefit plans in accordance with their terms. The amount payable to each NEO upon a termination for “cause” is hereafter referred to as “Accrued Obligations”.

“Cause” is generally defined as an NEO’s (A) conviction of, or no contest or guilty plea to, a felony (other than, in the case of Messrs. Ripp and Bairstow, (1) a moving violation or (2) a felony for which he is vicariously liable as a result of his position with us if he (x) was not aware of the underlying acts or upon becoming aware of such acts acted reasonably and in good faith to prevent such acts or (y) reasonably believed that no law was violated by such acts after consulting with our counsel), (B) willful failure or refusal, without proper cause, to perform his or her duties and responsibilities for us, other than as a result of a physical or mental impairment, which is subject to cure by him or her within 30 days of notice of such failure, (C) misappropriation (in the case of Messrs. Ripp and Bairstow, willful misappropriation), embezzlement or reckless or willful destruction of our property which, in the case of Messrs. Ripp and Bairstow, has a significant adverse financial effect on us or a significant adverse effect on our reputation, (D) breach of any duty of loyalty to us which, in the case of Messrs. Ripp and Bairstow, is willful and material and has a significant adverse financial effect on us or a significant adverse effect on our reputation, (E) violation of any applicable restrictive covenant agreement to which he or she is subject which, in the case of Messrs. Ripp and Bairstow, is material and willful or (F) in the case of Messrs. Pearlstine and Ford and Ms. Webster, intentional and improper conduct which is materially prejudicial to our business. For Mr. Ripp, “Cause” is not deemed to exist unless our Board of Directors delivers to him a copy of a duly adopted resolution that so provides.

Termination without Cause

Messrs. Ripp and Bairstow. If the employment of Messrs. Ripp or Bairstow is terminated without “Cause” (as defined above), the employment agreements provide that, in addition to the Accrued Obligations, Mr. Ripp or Mr. Bairstow, as applicable, would receive the following:

•	Cash Severance. Continuation of base salary paid on our normal payroll dates for a two year severance period following the date employment terminates plus a lump-sum payment of an

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“average annual bonus” amount for the period beginning January 1 of the year in which employment terminates and ending at the end of the severance period. The “average annual bonus” is equal to the average of the highest two regular annual bonuses the executive received in the last three-year period. If the employment termination occurs within one year following a change in control (generally defined by reference to certain provisions of Section 409A of the Tax Code), then the cash severance is payable in a lump sum payment (rather than over the severance period) on the 70th day following the date employment terminates.

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Equity Award Vesting.    (1) Continued vesting over the two-year severance period of all stock options granted to Mr. Ripp and of the stock options granted to Mr. Bairstow by Time Warner that were converted into Time Inc. stock options in the Spinoff, and full vesting of the remaining stock options outstanding at the end of the severance period (or such earlier date, referred to as an “equity cessation date,” as the executive commences full-time employment at another for-profit company or otherwise advises us that he elects to receive immediate vesting of such stock options). Such stock options remain exercisable for five years (Mr. Ripp) and three years (Mr. Bairstow) following the earlier of the end of the severance period or the equity cessation date. (2) Full vesting on the date employment terminates of RSUs and other equity-based awards granted to Mr. Ripp and of the RSUs granted to Mr. Bairstow by Time Warner that were converted into Time Inc. RSUs in the Spinoff, with all such awards settled in shares within 60 days following such date (with performance for any post-severance portion of a performance period for any performance-based equity award being deemed to be at target level). (3) No accelerated vesting for any other equity awards of Mr. Bairstow.

•	Group Benefits Continuation. Continued eligibility to participate in our health and welfare programs (other than disability programs) during the severance period.

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Life Insurance Premium Payments.    Continued payment of the annual amount paid by us intended to be used for the purchase of life insurance ($50,000 for Mr. Ripp; two times the premium cost of purchasing $2 million coverage under a group universal life insurance program for Mr. Bairstow), pro-rated for any partial years.

Messrs. Pearlstine and Ford and Ms. Webster.    The employment agreements of Messrs. Pearlstine and Ford and Ms. Webster provide that if their employment is terminated without “Cause” (as defined above at “—Termination for Cause”), in addition to the Accrued Obligations, they receive the following:

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Cash Severance.    Continuation of base salary paid on our normal payroll dates for an eighteen month severance period following the date employment terminates plus a proportional amount (paid in substantially equal installments on our normal payroll dates in the severance period) of an “average annual bonus”, defined as the two highest bonus amounts received before the date employment terminates (excluding any special, spot or long term incentive plan bonuses) for the most recent five completed years.

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Equity Award Vesting.    (1) For Mr. Pearlstine, (a) full vesting of stock options upon termination, which remain exercisable for five years following employment termination, (b) full vesting of RSUs settled in shares within 60 days following the date employment terminates, and (c) a pro rata portion of any performance awards based on Mr. Pearlstine’s actual service during the performance period, to be settled or paid following the end of the applicable performance period based on actual performance for the performance period. (2) For Ms. Webster, (a) with respect to RSUs granted by us to replace Time Warner stock options forfeited in connection with the Spinoff, full vesting of any such replacement RSUs that were scheduled to vest during the 18-month severance period, and (b) with respect to RSUs granted

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by us to replace Time Warner RSUs forfeited in connection with the Spinoff, full vesting of both (i) such replacement RSUs that were scheduled to vest during the 18-month severance period and (ii) a “pro rata portion” of the replacement RSUs scheduled to vest on the next scheduled vesting date after the severance period. No other equity awards provide for accelerated vesting upon termination without Cause. (3) For Mr. Ford, no equity awards provide for accelerated vesting upon termination without Cause.

•	Group Benefits Continuation. Continued participation in our health and life insurance programs (other than disability programs) during the severance period.

Resignation for Material Breach

In the event Messrs. Ripp, Bairstow, Pearlstine or Ford or Ms. Webster had resigned due to our material breach of our obligations under his or her employment agreement (which, in the case of Messrs. Ripp and Bairstow, specifically includes, but is not limited to, (i) our violation of his rights under his employment agreement with respect to authority, reporting lines, duties, powers or place of employment and (ii) our failure to cause any successor to substantially all of our business and assets to assume our obligations to him under his employment agreement) (and with respect to the treatment of equity awards under our equity award agreements only, if he or she had resigned for “good reason”, which is defined as (i) the failure of the Company to pay his or her base salary or annual bonus or (ii) any substantial and sustained diminution in his or her responsibilities materially inconsistent with his or her position), he or she would receive the same benefits as those described above under “—Termination without Cause.”

Change in Control

Cash Payments.     None of the NEOs is eligible for any cash payment or enhanced severance as a result of a change in control. However, as noted above in “—Termination without Cause”), if Mr. Ripp’s or Mr. Bairstow’s employment with us is terminated without cause within one year following a change in control, his cash severance benefit is payable in a lump sum rather than over the severance period.

Equity Awards.     The equity awards granted by us after the Spinoff to each of the NEOs (including the RSUs granted to replace equity forfeited by Time Warner upon the Spinoff) provide for full vesting of the awards if an NEO’s employment is terminated within 12 months following a change in control, except that if the accelerated amount would subject the NEO to an excise tax under Section 4999 of the Tax Code then the value of the acceleration is reduced to the extent such reduction results in the NEO receiving a larger net after tax benefit. Any stock option that becomes exercisable as a result of such termination of employment following a change in control would remain exercisable for three (3) months following the date employment terminates.

Retirement

Cash Payments.     Each of Messrs. Ripp, Pearlstine and Ford was retirement eligible as of December 31, 2015; however, none of them would have received any additional cash benefit or payment following a retirement on December 31, 2015. Messrs. Bairstow and Ms. Webster were not retirement eligible on December 31, 2015.

Equity Award Vesting.     Upon their retirement, each of Messrs. Ripp and Pearlstine are eligible for (a) full vesting of stock options (other than converted Time Warner stock options), which remain exercisable for five years following employment termination, (b) full vesting of RSUs granted to him (other than converted Time Warner RSUs), settled in shares within 60 days following the date employment terminates, and (c) a pro rata portion of any performance awards based on their actual

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service during the performance period, to be settled or paid following the end of the applicable performance period based on actual performance for the performance period. No other NEO (including Mr. Ford) is entitled to acceleration of vesting upon retirement.

Disability

Messrs. Ripp and Bairstow.     If the employment of Messrs. Ripp or Bairstow is terminated by us on account of his “disability” (meaning he is prevented from performing the material functions of his position for periods aggregating six months in any twelve month period), then under the terms of the applicable employment agreement, we have the right to terminate his employment, and, in addition to the Accrued Obligations, he would receive disability benefits equal to the following:

•

Cash Payments.     Continuation of base salary and payment of his average annual bonus amount in substantially equal payments paid on our normal payroll dates during the disability period, which period is equal to the longer of (i) the remainder of the term of the employment agreement and (ii) 12 months following the date employment terminates. Any such payments would be reduced by amounts received from workers’ compensation, Social Security and disability insurance policies maintained by us, and would cease upon the earlier of (i) Mr. Ripp or Mr. Bairstow, as applicable, commencing substantially full-time employment and (ii) such executive becoming ineligible for long-term disability benefits under our long-term disability plan or becoming eligible for partial benefits of less than 50% under such plan.

•

Equity Award Vesting.     Full vesting of all equity awards. Stock options granted to each of Messrs. Ripp and Bairstow in connection with his employment by us that were converted from Time Warner options at the time of the Spinoff would remain exercisable for three years following the date employment terminates. Stock options granted to Messrs. Ripp and Bairstow by us after the Spinoff would remain exercisable for three years (Ripp) or one year (Bairstow) following the date employment terminates. RSU awards that vest are settled in shares within 60 days following the date employment terminates.

•	Group Benefits Continuation. Continued eligibility to participate in our health and welfare programs (other than disability programs) during the disability period.

Messrs. Pearlstine and Ford and Ms. Webster.     If the employment of Messrs. Pearlstine or Ford or Ms. Webster is terminated by us on account of “disability” (defined in the same manner as for Messrs. Ripp and Bairstow), then under the terms of the applicable employment agreement we have the right to terminate his or her employment, and, in addition to the Accrued Obligations, he or she would receive disability benefits equal to the following:

•

Cash Payments.     Continuation of base salary and their “average annual bonus” amounts paid on our normal payroll dates during a disability period equal to the longer of (i) the remainder of the term of the employment agreement and (ii) 12 months following the date employment terminates. Any such payment would be reduced by amounts received from workers’ compensation, Social Security and disability insurance policies maintained by us, and would cease upon the earlier of (i) the executive commencing substantially full-time employment and (ii) the executive becoming ineligible for long-term disability benefits under our long-term disability plan or becoming eligible for partial benefits of less than 50% under such plan.

•

Equity Award Vesting.     Full vesting of all equity awards. Stock options granted to Mr. Pearlstine and Ms. Webster by us after the Spinoff remain exercisable from one year following the date employment terminates. RSU awards that vest are settled in shares within 60 days following the date employment terminates.

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•	Group Benefits Continuation. Continued eligibility to participate in our health and welfare programs (other than disability programs) during the disability period.

Death

In the event of the death of any of our NEOs, the employment agreements provide for the following:

•

Cash Payments.     Mr. Ripp’s or Mr. Bairstow’s estate or designated beneficiary would receive the amount Mr. Ripp or Mr. Bairstow, as applicable, would have received as base salary until the last day of the month in which his death occurs and a pro-rated “average annual bonus” for the year in which his death occurs. The estate or designated beneficiary of Messrs. Pearlstine or Ford or Ms. Webster, as applicable, would be entitled to his or her Accrued Obligations.

•

Equity Award Vesting.     Full vesting of all equity awards. Stock options granted to each of Messrs. Ripp and Bairstow in connection with his employment by us that were converted from Time Warner options at the time of the Spinoff would remain exercisable for three years following the date employment terminates. All other stock options granted after the Spinoff remain exercisable from one year following the date employment terminates. RSU awards that vest are settled in shares within 60 days following the date employment terminates.

Restrictive Covenants

Messrs. Ripp and Bairstow.     The employment agreements with Messrs. Ripp and Bairstow provide that each is subject to restrictive covenants that obligate him not to disclose any of our confidential matters at any time. During their respective terms of employment, each is not permitted to compete with us by directly or indirectly rendering services to, or owning or acquiring certain interests in, any person or entity that engages, directly or indirectly, in any line of business that is substantially the same as any line of business that we engage in, conduct or, to his knowledge, have definitive plans to engage in or conduct. In addition, each of Messrs. Ripp and Bairstow is subject to the same competition restrictions that apply during his term of employment (i) for two years following the date employment terminates, if his employment is terminated by us without cause or by him due to our material breach of his employment agreement, or (ii) for one year following the date employment is terminated for any other reason. Finally, for two years following termination of his employment for any reason, Mr. Ripp or Mr. Bairstow, as applicable, is not permitted to, directly or indirectly, solicit the employment of, employ, or cause any other person to take such actions with respect to any person who was our employee or an employee of our affiliates on, or within six months prior to, the effective date of termination.

Messrs. Pearlstine and Ford and Ms. Webster.     The employment agreements with Messrs. Pearlstine and Ford and Ms. Webster provide that each is subject to restrictive covenants that obligate him or her not to disclose any of our confidential matters at any time. During their respective terms of employment, each is prohibited from competing with us by directly or indirectly rendering services to, or owning or acquiring certain interests in, any person or entity that engages, directly or indirectly, in any line of business that is substantially the same as any line of business that we engage in, conduct or, to his or her knowledge, have definitive plans to engage in or conduct. The restriction applies during employment and for a one (1) year period thereafter (if employment terminates for cause, or due to disability, resignation or retirement), and for the 18 month severance period (if employment is terminated by us without cause or by the executive due to our material breach of the employment agreement). For one year following any termination of employment, Messrs. Pearlstine and Ford and Ms. Webster are also prohibited from directly or indirectly soliciting business from any actual or prospective client of ours about which they obtained confidential information through their employment

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with us. In addition, each of Messrs. Pearlstine and Ford and Ms. Webster is not permitted to, directly or indirectly, solicit the employment of, or employ, any person who was our employee or an employee of our affiliates on, or within six months prior to, the date employment terminates. The non-solicitation restriction applies for the applicable severance period following employment termination without cause or if the executive resigns due to our material breach of the employment agreement, and otherwise applies for the 12 month period following employment termination.

Termination Without Cause, In Connection with Change in Control or Due to Death or Disability

The following table quantifies the estimated dollar value of potential additional payments and other benefits that would have been provided to the NEOs (or, in the case of death, to their respective estates or beneficiaries) following (i) a termination of their employment in various circumstances or (ii) a change in control of Time Inc., in each case, on the assumption that the termination or change in control occurred on December 31, 2015.

Name	Base Salary Continuation (1)	Average Annual Bonus (2)	2015 Bonus (3)	Equity Award Vesting (4)	Group Benefits Continuation (5)	Other Benefits
Joseph A. Ripp
Termination without Cause or Resignation for Material Breach	$2,200,000	$2,833,818	$1,315,968	$3,231,718	$17,813	$100,000	(6)
Change in Control (7)	$2,200,000	$2,833,818	$1,315,968	$3,231,718	$17,813	$100,000	(6)
Retirement	—	—	—	$1,653,718	—	—
Disability	$2,945,556	$3,794,167	$1,315,968	$3,231,718	$24,492	$133,333	(6)
Death	—	$1,416,909	—	$3,231,718	—	—
Jeffrey J. Bairstow
Termination without Cause or Resignation for Material Breach	$1,800,000	$1,524,328	$714,808	$175,332	$19,370	$31,104	(6)
Change in Control (7)	$1,800,000	$1,524,328	$714,808	$1,057,145	$19,370	$31,104	(6)
Disability	$1,510,000	$1,278,742	$714,808	$1,057,145	$16,949	$25,920	(6)
Death	—	$762,164	—	$1,057,145	—	—
Norman Pearlstine
Termination without Cause or Resignation for Material Breach	$1,390,500	$1,241,083	$744,067	$396,780	$15,571	—
Change in Control (7)	$1,390,500	$1,241,083	$744,067	$396,780	$15,571	—
Retirement	—	—	—	$396,780	—	—
Disability	$927,000	$827,389	$744,067	$396,780	$10,380	—
Death	—	—	$744,067	$396,780	—	—
Evelyn Webster
Termination without Cause or Resignation for Material Breach	$1,237,500	$1,031,276	$603,885	$229,001	$7,544	$14,750
Change in Control (7)	$1,237,500	$1,031,276	$603,885	$909,220	$7,544	$14,750
Disability	$1,010,625	$842,209	$603,885	$909,220	$6,287	$14,750
Death	—	—	$603,885	$909,220	—	$14,750

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Name	Base Salary Continuation (1)	Average Annual Bonus (2)	2015 Bonus (3)	Equity Award Vesting (4)	Group Benefits Continuation (5)	Other Benefits
Mark P. Ford
Termination without Cause or Resignation for Material Breach	$1,237,500	$1,026,847	$464,474	—	$19,649	—
Change in Control (7)	$1,237,500	$1,026,847	$464,474	$418,937	$19,649	—
Retirement	—	—	—	—	—	—
Disability	$1,402,500	$1,163,760	$464,474	$418,937	$22,923	—
Death	—	—	$464,474	$418,937	—	—

(1)

Reflects the payment by us of, in the case of termination without Cause or due to disability, 100% of base salary for the applicable NEO’s severance period or disability period, as the case may be. The amounts shown for disability do not reflect any reduction for other sources of disability payments received by the applicable NEOs.

(2)

Reflects the payment by us of the “average annual bonus” calculated in accordance with the terms of the applicable employment agreement for the applicable severance period or disability period, as the case may be.

(3)	Reflects the payment by us of the 2015 annual cash incentive calculated using actual financial results and a strategic rating of 100%.

(4)

Reflects the value of accelerated Time Inc. stock options calculated based on the difference between the exercise price of the stock options and the closing sale price of Time Inc. common stock reported on the NYSE Composite Tape on December 31, 2015. Also reflects the value of accelerated Time Inc. RSUs calculated based on the closing sale price of Time Inc. common stock reported on the NYSE Composite Tape on December 31, 2015.

(5)

In the case of termination without “Cause”, reflects the cost to us of the applicable NEO’s continued participation in our group benefit plans (consisting of medical and dental insurance coverage, basic life insurance coverage, and accidental death and dismemberment insurance coverage) during his or her severance period.

(6)

Reflects cash payments to (i) Mr. Ripp pursuant to his employment agreement equal to $50,000 per year intended to enable Mr. Ripp to purchase insurance, (ii) Mr. Bairstow pursuant to his employment agreement equal to two times the premiums he would have been required to pay to secure $2 million coverage under a group universal life insurance program, and (iii) Ms. Webster estimated at $14,750 per year for post-employment tax advisory services for one year.

(7)	No payments are triggered solely as a result of a change in control. Amounts indicated reflect termination without cause within one year following a change in control.

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Proposal No. 3:

Advisory Vote to Approve Executive

Compensation

Pursuant to Section 14A of the Exchange Act, the Company seeks your advisory vote to approve its compensation programs for its named executive officers (commonly referred to as a “say-on-pay vote”). We encourage stockholders to review the Compensation Discussion and Analysis on pages 25 to 48 of this Proxy Statement. We ask that you approve the compensation of our named executive officers (NEOs) disclosed in the Compensation Discussion and Analysis and the accompanying tables contained in this Proxy Statement. Because this vote is advisory in nature, it will not be binding on us; however, the Board of Directors and the Compensation Committee will review the voting results and carefully consider the outcome of the vote when making future decisions regarding executive compensation.

Key features of our compensation practices in 2015 include the following:

•

We do not target any percentile of pay for any compensation elements, but rather remain flexible to adjust the compensation mix to attract, motivate and retain the talent we need to achieve our business objectives.

•	Our compensation programs and compensation mix for our NEOs were determined by reference to a market assessment for a comparator peer group and is weighted towards variable pay.

•	We pay for performance. Accordingly,
•	Because we did not attain our targeted financial performance, our NEO’s annual incentive compensation was paid below target.
•	We provide discretionary compensation to recognize significant contributions that benefit the Company.

•	We do not provide excise tax gross ups in connection with a change control, and we require termination of employment in addition to a change in control for accelerated equity vesting.

•	We require our senior executives to comply with stock ownership guidelines.

•	We do not permit our executive officers (or directors) to hedge or pledge our stock (or other securities).

Accordingly, we ask our stockholders to vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure in this Proxy Statement.”

The Board of Directors unanimously recommends a vote FOR the approval of the compensation of our named executive officers.

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Proposal No. 4:

Approval of the Time Inc.

2016 Omnibus Incentive Compensation Plan

Proposal Summary

In April 2016, Time Inc. adopted the 2016 Omnibus Incentive Compensation Plan (the “2016 Omnibus Plan”) to replace the 2014 Omnibus Plan under which the Company grants incentive compensation to its executive officers including the NEOs and equity compensation to executive officers and certain other members of management. The equity compensation granted under the 2014 Omnibus Plan is a mix of stock options, restricted stock units and, with the recent adoption in 2016 of the Outperformance Plan, performance stock units, substantially weighting executive compensation towards variable long-term incentive pay. The Company is seeking stockholder approval of the 2016 Omnibus Plan so that it may continue to grant equity compensation. As of March 31, 2016, we had 4,832,380 stock options (with weighted-average exercise price of $19.31 and weighted-average remaining contractual life of 8.99 years) outstanding under the 2014 Omnibus Plan. In addition, as of March 31, 2016, we had 4,112,427 restricted stock units and 1,828,145 performance stock units (reflecting maximum payout under the Outperformance Plan) outstanding under the 2014 Omnibus Plan.

Reason for the Request

The Compensation Committee believes that incentive compensation (including long-term equity compensation) is a key element of a holistic compensation package and a powerful and meaningful means of creating alignment between employees and the Company’s stockholders. In addition, our experience has been that equity compensation is an industry-prevalent component of total compensation that is critical for attracting and retaining key talent.

Share Usage under the 2014 Omnibus Plan

As of March 31, 2016, there were 397,205 shares available for issuance under the 2014 Omnibus Plan. Accordingly, the share reserve under the 2014 Omnibus Plan is insufficient for granting equity compensation after 2016.

The depletion of the share reserve under the 2014 Omnibus Plan reflects the confluence of the following factors:

•	Spinoff: Share usage for 2014 was greater than a “regular run” rate for two reasons:

(1)

Replacement Awards:    Under the terms of an Employee Matters Agreement between the Company and Time Warner, the Company was obligated to grant restricted stock units to “replace” awards that were forfeited under Time Warner equity plans in connection with the Spinoff.

(2)

Mitigation for 2013:    The Company made “discretionary” equity awards to mitigate, in part, the impact of Time Warner’s decision not to grant annual equity awards to Time Inc. employees in 2013, a departure from its historical practice.

•	Stock Options: Under our long-term incentive compensation program, one-half of our LTI Awards granted to executive officers are made in the form of stock options. The use of stock options, which

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only deliver value to the option holder if the share price appreciates above the grant date price, is designed to focus our executive officers on stock price performance, and is consistent with our “pay for performance” philosophy. However, because of the low value of our stock options under the Black-Scholes-Merton model (the “Black-Scholes value”), the number of stock options required to be granted to deliver a particular value is high (approximately 5-6 options granted for an equivalent full value award). A key factor causing the Black-Scholes value to be relatively low is our high dividend yield. Though the 2014 Omnibus Plan share reserve has been substantially impacted by the option grants, we note that not a single stock option has been exercised. Indeed the Company’s standard four-year vesting schedule for equity awards means that only 50% of the options granted are even eligible to be exercised.

•

Talent Pool and Our Business Transformation:    Our Company consists of many separate brands, each of which employs executive talent (e.g., managing editors) who have reasonable expectations for equity compensation. Thus while some companies may limit the equity compensation to the most senior executives, our executive talent pool runs deeper. Additionally, our business strategy contemplates attracting talented individuals who can immediately deploy new skillsets. Our experience has been that these recruits expect to share in the equity of the Company that we are transforming and require that equity compensation be part of the overall compensation package offered.

No further awards will be granted under the 2014 Omnibus Plan after the approval of the 2016 Omnibus Plan by the Company’s stockholders.

Projected Granting Practices Going Forward

The Company is committed to granting equity compensation that conditions the grant and/or vesting of equity awards on achievement of performance metrics, with the recently adopted Outperformance Plan as a first step in that direction.

Inducement Award

The Board adopted the Time Inc. Inducement Award Plan (the “Inducement Award Plan”) in February 2016 in connection with a grant of 85,836 options to Jennifer Wong, Executive Vice President, President, Digital. As of March 31, 2016, there were 2,914,164 shares available for issuance under the Inducement Award Plan. In connection with the adoption of the 2016 Omnibus Plan (subject to stockholder approval), the Board suspended the Inducement Award Plan so that no further awards may be granted thereunder until such time the 2016 Omnibus Plan has been approved or not approved by our stockholders at the Annual Meeting. If our stockholders approve the 2016 Omnibus Plan at the Annual Meeting, then the Inducement Award Plan will be terminated as of such date and will have no further force and effect. If our stockholders do not approve the 2016 Omnibus Plan at the Annual Meeting, the suspension of the Inducement Award Plan will be lifted as of such date and will continue in full force and effect. Awards previously granted under the Inducement Award Plan remain outstanding notwithstanding the suspension or termination of the Inducement Award Plan, as does the Compensation Committee’s authority under the Inducement Award Plan to amend, alter, adjust, suspend, discontinue or terminate such award or waive any conditions or rights under such award.

New Plan Benefits

The amounts of future grants under the Plan are not determinable as awards under the Plan will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the Plan or the amounts or types of any such awards. For more information regarding the annual LTI targets set forth in certain employment agreements of our NEOs, see “Executive Compensation—Narrative to 2015 Summary Compensation Table and 2015 Grants of Plan-Based Awards—Employment Agreements and Severance Benefits.”

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2016 Omnibus Plan Summary

The description of the 2016 Omnibus Plan set forth below is a summary, does not purport to be complete and is qualified in its entirety by the provisions of the 2016 Omnibus Plan. The complete text of the 2016 Omnibus Plan is attached as Annex B to this Proxy Statement

General

Purpose

The purpose of the 2016 Omnibus Plan is to encourage and enable the officers, employees, non-employee directors, and other key service providers (including consultants) of Time Inc. and its Affiliates (as defined below) upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company or other incentive awards related to the Company. It is anticipated that granting individuals such awards will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their commitment to the Company. “Affiliate” means any entity that is consolidated with the Company for financial reporting purposes or any other entity designated by the Committee (as defined in “Administration” below) and that meets the requirements of an “Affiliate” as defined in Rule 12b-2 promulgated under the Exchange Act. The 2016 Omnibus Plan is intended to replace the 2014 Omnibus Plan, which will be automatically terminated and replaced and superseded by the 2016 Omnibus Plan on the date on which the 2016 Omnibus Plan is approved by the Company’s stockholders, except that any awards granted under the 2014 Omnibus Plan will remain in effect pursuant to their terms.

Effective Date

The 2016 Omnibus Plan was adopted April 11, 2016, and is subject to stockholder approval. It will remain in effect until June 6, 2026 unless it is terminated earlier by the Committee administering the plan.

Types of Awards

The 2016 Omnibus Plan provides for the grant of options to purchase shares of our common stock, $0.01 par value (“Shares”) , including stock options intended to qualify as incentive stock options under Section 422 of the Tax Code and non-qualified stock options that are not intended to so qualify, stock appreciation rights, restricted stock awards, restricted stock units, other-stock-based awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value (as defined in “Description of Awards—Stock Options” below) of our common stock (including, without limitation, Shares awarded as a bonus and not subject to any restrictions or conditions, performance shares, performance stock units and deferred stock units), cash-based awards that are denominated in cash, and dividend equivalent rights (each, an “Award”). Awards (other than option-type awards) that are structured to qualify as “qualified performance based compensation” under Section 162(m) of the Tax Code are referred to under the 2016 Omnibus Plan as performance-based awards (“Performance-Based Awards”).

Subject to certain restrictions, the Committee may in its discretion grant Awards under the 2016 Omnibus Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Affiliates or a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines (“Substitute Awards”).

Eligibility

Any non-employee director, officer, employee or consultant of the Company or its Affiliates is eligible to participate and receive grants under the 2016 Omnibus Plan. There is no obligation for uniformity of

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treatment under the 2016 Omnibus Plan that would require similar Awards to be treated similarly or similarly situated individuals who are eligible to receive Awards, granted Awards or otherwise holding Awards to be treated the same. Each person who receives an Award under the 2016 Omnibus Plan is hereinafter referred to as a “Grantee”). As of March 31, 2016, approximately 7,000 employees and ten non-employee directors qualified for participation in the 2016 Omnibus Plan.

Administration

The 2016 Omnibus Plan is administered by the compensation committee of the board of directors of the Company (the “Board”) or such other committee as the Board may designate to administer the 2016 Omnibus Plan (the “Committee”). Subject to the terms of the 2016 Omnibus Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the 2016 Omnibus Plan, the Committee has the sole and plenary authority to administer the 2016 Omnibus Plan, including, but not limited to, the authority to: (i) designate the individuals who shall receive Awards, (ii) determine the type or types of Awards to be made, (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards, (iv) determine the terms and conditions of any Awards, including any special terms for non-U.S. Grantees, (v) determine the vesting schedules of Awards and, if certain performance objectives (including those related to the performance criteria applicable to Performance-Based Awards) must be attained in order for an Award to vest or be settled or paid, (vii) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended, (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, (ix) interpret, administer, reconcile any inconsistency in, correct any default in, supply any omission in, or make any finding of fact necessary to the administration of, the 2016 Omnibus Plan and any instrument or agreement relating to, or Award made under, the 2016 Omnibus Plan, (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 2016 Omnibus Plan, (xi) amend any outstanding Award or grant a replacement Award for an Award previously granted under the 2016 Omnibus Plan if, in its sole discretion, the Committee determines that (1) the tax consequences of such Award to the Company or the Grantee differ from those consequences that were expected to occur on the date the Award was granted or (2) clarifications or interpretations of, or changes to, tax law or regulations permit Awards to be granted that have more favorable tax consequences than initially anticipated, and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2016 Omnibus Plan.

Delegation of Authority.     With certain exceptions that are enumerated in the 2016 Omnibus Plan, the Committee may delegate, on such terms and conditions as it determines in its sole and plenary discretion and in accordance with applicable law, to the Company’s chief executive officer or to any subcommittee consisting of one or more members of the Committee the authority to grant Awards to employees and service providers (including consultants) of the Company and its Affiliates and to make all necessary and appropriate decisions and determinations with respect thereto. The Committee shall include in any delegation limitations required or permitted by applicable law, including a limitation as to the type and amount of Awards that may be granted during the delegation period, and such delegation shall contain guidelines as to the determination of the exercise price of any stock option or stock appreciation right, the purchase or exercise price of other Awards and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the chief executive officer or any such subcommittee that were consistent with the terms of the delegation and the 2016 Omnibus Plan.

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Board As Committee.     The 2016 Omnibus Plan contemplates that the Board may grant Awards from time to time to the Company’s non-employee directors or administer Awards to such directors. In such case, the Board shall have all the authority and responsibility granted to the Committee under the 2016 Omnibus Plan.

Share Reserve and Other Plan Limits

Subject to adjustment as provided below, the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the 2016 Omnibus Plan is equal to 10,500,000 (“Share Pool”) plus any shares previously granted under the terms of the 2014 Omnibus Plan that are terminated or canceled without having been exercised or earned in full following the date that the 2016 Omnibus Plan is approved by the Company’s stockholders. No further Awards will be granted under the 2014 Omnibus Plan after the approval of the 2016 Omnibus Plan by the Company’s stockholders. Shares granted under the 2016 Omnibus Plan may consist, in whole or in part, of authorized and unissued Shares or of treasury shares. No fractional Shares may be issued or delivered under the 2016 Omnibus Plan or any Award. The Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

Share Counting Rules.     Subject to adjustment as provided below for Awards granted under the 2016 Omnibus Plan, each share of Common Stock with respect to which any Award denominated in Common Stock is granted will reduce the number of Shares that may be delivered under the 2016 Omnibus Plan by one Share. However, if any Award granted under the 2016 Omnibus Plan or the 2014 Omnibus Plan terminates or is cancelled without having been exercised or earned in full, then the number of Shares subject to such Award that were not issued with respect to such Award will become available to be delivered pursuant to Awards under the 2016 Omnibus Plan; except where such termination or settlement is pursuant to the non-Share settlement of a Share-denominated Award (e.g., cash out of an option), in which case such Shares shall not be so available again. In addition, no Shares that are surrendered or tendered to the Company or any Affiliate in payment of the exercise price of an option-type Award or any taxes required to be withheld in respect of an Award shall again become available to be delivered pursuant to Awards under the 2016 Omnibus Plan.

Other 2016 Omnibus Plan Share Limits.     The maximum aggregate number of Shares in the Share Pool that may be issued pursuant to Awards that are not option-type Awards (i.e., Awards the value of which are not determined by reference to, or is otherwise based on, the Fair Market Value of a share of Common Stock, rather than its appreciation) is 5,750,000 plus such additional Shares attributable to terminated or canceled Awards granted under the 2014 Omnibus Plan that were not option-type Awards which become available for issuance under the 2016 Omnibus Plan. The maximum aggregate number of Shares in the Share Pool that may be issued pursuant to incentive stock options is 1,000,000.

Performance-Based Award Limits.     The maximum number of Shares that may be granted pursuant to option-type Awards to any Grantee during any calendar year under the 2016 Omnibus Plan is 1,000,000 Shares. The maximum number of Shares that may be issuable pursuant to Performance-Based Awards granted to any Grantee during any calendar year under the 2016 Omnibus Plan is 500,000 Shares (or the cash equivalent based on the Fair Market Value of a Share on the date of payment in the case of Performance-Based Awards that are denominated in Shares but settled in cash). The maximum amount that may be payable pursuant to Performance-Based Awards that are cash-based Awards granted to any Grantee under the 2016 Omnibus Plan during any calendar year is $6,000,000.

Adjustments for Changes in Capitalization.     In the event of any change in the outstanding Shares after the 2016 Omnibus Plan is effective by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, combination, spinoff, combination or exchange of Shares or

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other corporate exchange, or any distribution to holders of Shares other than regular cash dividends, or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person is required to make such substitution or adjustment, if any, as it deems to be equitable (which substitution or adjustment, as applicable, shall be consistent with the requirements of Section 409A of the Tax Code and, with respect to incentive stock options, consistent with Section 424 of the Tax Code), as to (1) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the 2016 Omnibus Plan or pursuant to outstanding Awards, (2) the maximum number of Shares that may be granted under Awards (including individual limits) to any Grantee established under the 2016 Omnibus Plan and 2016 Omnibus Plan limits established for incentive stock options, (3) the exercise price of any option-type Award, (4) the number and kind of Shares or other securities subject to any then outstanding Awards under the 2016 Omnibus Plan, (5) the repurchase price per Share subject to any Shares issued pursuant to an Award that are subject to repurchase by the Company and/or (6) any other affected terms of outstanding Awards.

Impact of Change in Control.     In the event of a change in control after the effective date of the 2016 Omnibus Plan, unless provision is made in connection with the change in control for assumption or substitution of Awards granted under the 2016 Omnibus Plan or the grant of replacement awards granted in respect of Awards that would otherwise forfeit upon a change in control and that substantially preserve the otherwise applicable terms of the Award being replaced, and unless the applicable Award Agreement provides otherwise (i) each outstanding option-type Award then held by a Grantee that is unexercisable or otherwise unvested shall be deemed exercisable and fully vested prior to such change in control such that the Grantee is afforded a reasonable opportunity to exercise such Award (unless the exercise price of such Award equals or exceeds the value of the consideration to be paid in the change in control transaction to holders of the same number of Shares subject to the Award (or, if no consideration is paid in any such transaction, the fair market value of the Shares subject to such Award), in which case the Award shall terminate and be canceled effective upon the change in control with no further action and without payment or consideration therefor), (ii) each Award designated as a Performance-Based Award and each other Award the vesting or payment of which depends upon the attainment of performance goals shall be paid out immediately following the change in control as if the change in control were the last day of the applicable “performance period” and “target” levels of performance attained and (iii) each other outstanding Award that is unexercisable, unvested, unpaid or subject to restrictions or forfeiture shall automatically be deemed exercisable, vested and payable and all restrictions and forfeiture provisions related thereto shall lapse, in each case as of the moment immediately prior to such change in control. Notwithstanding the foregoing, if the accelerated vesting, payment or lapse of restrictions or forfeitures would subject the Award to an excise tax under Section 280G of the Tax Code then the accelerated vesting or payment or lapse of restrictions or forfeitures shall be reduced to the extent such reduction results in a greater net after tax benefit to the Grantee.

Description of Awards

Stock Options

A stock option is a right to purchase Shares in the future at a price determined at the date of grant. The Committee may grant both incentive stock options and non-qualified stock options under the 2016 Omnibus Plan. The exercise price for each share of Common Stock covered by a stock option cannot be less than the Fair Market Value on the date of grant. In the case of incentive stock options granted to an employee who at the time of the grant of the option owns stock representing more than 10% of the voting power of all classes of the Company’s stock (or the stock of any parent or subsidiary corporation), the exercise price cannot be less than 110% of the Fair Market Value of a share of Common Share on the date of grant. Notwithstanding the foregoing, stock options that are granted as Substitute Awards or as replacement Awards may be granted with an exercise price that is less than 100% of the Fair Market Value on the date of grant. Stock options granted under the 2016 Omnibus

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Plan will be non-qualified stock options unless the applicable Award Agreement pursuant to which they are granted expressly states that the stock option is intended to be an incentive stock option. All terms and conditions of all grants of incentive stock options will be subject to and comply with Section 422 of the Tax Code and the regulations promulgated thereunder.

In addition, the aggregate Fair Market Value (determined as of the grant date) of the Shares with respect to which incentive stock options granted under this 2016 Omnibus Plan and any other 2016 Omnibus Plan of the Company or its parent and subsidiaries become exercisable for the first time by Grantee during any calendar year shall not exceed $100,000. To the extent that any stock option that is intended to be an incentive stock option exceeds this limit, it shall constitute a non-qualified stock option.

For purposes of the 2016 Omnibus Plan, “Fair Market Value” means with respect to Shares on a given date, (i) if there is a public market for the Shares and the Shares are listed on the New York Stock Exchange (“NYSE”), the closing sale price of the Shares on such date as reported on the NYSE Composite Tape, or, if the Shares are no longer listed on the NYSE, then the closing price of the Shares on such date as reported by such other national securities exchange or quotation system on which the Shares then have their primary listing or quotation; provided that, if no sale of Shares shall have been reported on such date, then the immediately preceding date on which sales of the Shares have been so reported shall be used, and (ii) if there is no public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith, under a reasonable methodology which shall be in compliance with Section 409A of the Tax Code to the extent such determination is necessary for Awards under the 2016 Omnibus Plan to comply with, or be exempt from, Section 409A.

Additional terms and conditions relating to Awards of stock options, including with respect to vesting and exercisability, will be determined by the Committee as set forth in the applicable Award Agreement or as specified in an agreement between the Company or its Affiliates and the Grantee. See also “Compliance with Securities and Other Applicable Laws” below which describes circumstances that may preclude a Grantee from exercising or realizing the value of an Award.

The exercise price of a Stock Option may be paid with cash or its equivalent (e.g., check) or, in the sole and plenary discretion of the Committee, (1) with previously acquired Shares, (2) through delivery of irrevocable instructions to a broker to sell Shares otherwise deliverable upon the exercise of the Stock Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or (3) through any other method (or combination of methods) as approved by the Committee. Where the holder of a stock option is permitted to pay the exercise price of a stock option (or any tax withholding) by delivering previously acquired Shares, subject to procedures satisfactory to the Committee, the holder may satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares.

Stock Appreciation Rights

A stock appreciation right represents an unfunded and unsecured promise to deliver to a Grantee, upon exercise, Shares, cash, other securities, other Awards or other property (as set forth in the Award Agreement) equal to the appreciation of the Fair Market Value of a Share over the stock appreciation right exercise price.

The per-Share exercise price of a stock appreciation right cannot be less than the Fair Market Value per Share on the date of grant. Upon exercise of a stock appreciation right, the holder will receive Shares, cash, other securities, other Awards, other property or a combination of any of the foregoing (as set forth in the Award Agreement), equal in value to the product of (a) (i) the excess, if any, of the Fair Market Value per Share subject to the stock appreciation right over (ii) the exercise price per Share of the stock appreciation right, multiplied by (b) the number of Shares for which the stock

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appreciation right is exercised. Exercise of a stock appreciation right in any manner shall result in a decrease in the number of Shares that thereafter are subject to such stock appreciation right and in the number of Shares that may be available for purposes of the 2016 Omnibus Plan, by the number of Shares issued with respect to such stock appreciation right.

Additional terms and conditions relating to Awards of stock appreciation rights, including with respect to vesting, exercisability, term, methods of exercise, methods and forms of settlement and any other terms and conditions, will be determined by the Committee as set forth in the applicable Award Agreement or as specified in an agreement between the Company or its Affiliates and the Grantee. See also “Compliance with Securities and Other Applicable Laws”below which describes circumstances that may preclude a Grantee from exercising or realizing the value of an Award.

Restricted Stock

Restricted stock are Shares of Common Stock granted under the 2016 Omnibus Plan that are subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified in the 2016 Omnibus Plan and the applicable Award Agreement or as specified in an agreement between the Company or its Affiliates and the Grantee. However, as a general rule, restricted stock Awards that (i) are subject to time-based vesting, but not performance-based vesting, shall not fully vest until the completion of a vesting period of at least three years from the grant date and no part of such Award shall vest prior to the first anniversary of the grant date, subject in any case to earlier vesting in whole or in part in the event of a change in control or the death, disability or other termination of the Grantee’s employment, and (ii) are subject to vesting upon the attainment of performance objectives shall have a minimum performance period of one year. The foregoing limitations do not apply with respect to equity Awards on an “unrestricted pool” of Shares (which pool shall be a number of Shares equal to five percent of the total number of Shares available for issuance under the 2016 Omnibus Plan (i.e., Awards on up to 525,000 Shares)).

Upon payment of any applicable purchase price and satisfaction of such other conditions as the Committee shall require, for the issuance of an Award of restricted stock, the Grantee shall have the rights of a Shareholder with respect to voting, subject to such conditions as may be set forth in the Award Agreement. Similarly, dividends on Shares of restricted stock shall be paid in accordance with the Award Agreement, which may, without limitation, provide that payment of dividends will be (i) made currently, (ii) deferred until the Shares of restricted stock for which they have been paid have vested, (iii) withheld by the Company and paid when the Award vests, (iv) reinvested in additional Shares of restricted stock, (v) waived by the Grantee or (vi) a combination thereof, as determined by the Committee in its sole discretion; provided that, for Shares of restricted stock that are subject to vesting upon the attainment of a performance objective, dividends may be paid only with respect to those Shares of restricted stock for which the Committee certifies that the performance objective has been achieved.

Additional terms and conditions relating to Awards of restricted stock, including with respect to vesting, restrictions will be determined by the Committee as set forth in the applicable Award Agreement or as specified in an agreement between the Company or its Affiliates and the Grantee. See also “Compliance with Securities and Other Applicable Laws” below which describes circumstances that may preclude a Grantee from realizing the value of an Award.

Restricted Stock Units

A restricted stock unit represents an unfunded and unsecured promise to deliver to a Grantee Shares, cash, other securities, other Awards or other property (as set forth in the Award Agreement) equal to the Fair Market Value of a Share, upon vesting or other lapse of restrictions applicable to such restricted stock unit as set forth in the applicable Award Agreement or as specified in an agreement between the Company or its Affiliates and the Grantee.

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Additional terms and conditions relating to Awards of restricted stock units, including with respect to vesting, will be determined by the Committee as set forth in the applicable Award Agreement or as specified in an agreement between the Company or its Affiliates and the Grantee.

However, as a general rule, restricted stock unit Awards that (i) are subject to time-based vesting, but not performance-based vesting, shall not fully vest until the completion of a vesting period of at least three years from the grant date and no part of such Award shall vest prior to the first anniversary of the grant date, subject in any case to earlier vesting in whole or in part in the event of a change in control or the death, disability or other termination of the Grantee’s employment, and (ii) are subject to vesting upon the attainment of performance objectives shall have a minimum performance period of one year. The foregoing limitations do not apply to equity Awards on an “unrestricted pool” of Shares (which pool shall be a number of Shares equal to five percent of the total number of Shares available for issuance under the 2016 Omnibus Plan (i.e., Awards on up to 525,000 Shares)).

See also “Compliance with Securities and Other Applicable Laws” below which describes circumstances that may preclude a Grantee from realizing the value of an Award.

Other Stock-Based Awards

Other stock-based Awards are Awards of Shares or Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares that are not otherwise characterized as stock options, stock appreciation rights, restricted stock units, restricted stock awards or dividend equivalent rights (“Other Stock-Based Awards”). Without limitation, other stock-based Award that may be granted under the 2016 Omnibus Plan include: (i) Shares awarded as a bonus and not subject to any restrictions or conditions, and (ii) Awards that afford the Grantee the opportunity to earn other Awards under the 2016 Omnibus Plan (e.g., in payment of the amount due under an incentive or performance 2016 Omnibus Plan sponsored or maintained by the Company or an Affiliate) such as performance Shares, performance stock units and deferred stock units.

The terms and conditions relating to other stock-based Awards, including with respect to vesting and settlement, will be determined by the Committee and set forth in the Award Agreement or as specified in an agreement between the Company or its Affiliates and the Grantee.

Additionally, as a general rule, other stock based Awards that are not option-type Awards and that (i) are subject to time-based vesting, but not performance-based vesting, shall not fully vest until the completion of a vesting period of at least three years from the grant date and no part of such Award shall vest prior to the first anniversary of the grant date, subject in any case to earlier vesting in whole or in part in the event of a change in control or the death, disability or other termination of the Grantee’s employment, and (ii) are subject to vesting upon the attainment of performance objectives shall have a minimum performance period of one year. The foregoing limitations do not apply to equity Awards on an “unrestricted pool” of Shares (which pool shall be a number of Shares equal to five percent of the total number of Shares available for issuance under the 2016 Omnibus Plan (i.e., Awards on up to 525,000 Shares)).

See also “Compliance with Securities and Other Applicable Laws” below which describes circumstances that may preclude a Grantee from realizing the value of an Award.

Cash-Based Awards

A cash-based Award is an Award denominated in cash that specifies an amount, formula or payment range (as determined by the Committee and set forth in the Award Agreement) to be payable to a Grantee.

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The terms and conditions relating to cash-based Awards, including with respect to vesting and payment will be determined by the Committee and set forth in the Award Agreement or as specified in an agreement between the Company or its Affiliates and the Grantee. See also “Compliance with Securities and Other Applicable Laws” below which describes circumstances that may preclude a Grantee from exercising or realizing the value of an Award.

Performance-Based Awards to Covered Employees

The Committee may designate any Award (other than stock options and stock appreciation rights, for which no such designation is necessary) granted to a Grantee who the Committee determines may become subject to the deductibility limitation of Section 162(m) of the Code as a Performance-Based Award in order for such Award to qualify as “qualified performance-based compensation” under Section 162(m) of the Tax Code. The Committee will, in its sole discretion, designate eligible participants for a Performance-Based Award within the first 90 days of a performance period (or, if shorter, within the maximum period allowed by Section 162(m) of the Tax Code). The (i) length of performance periods, (ii) types of Performance-Based Awards to be issued, (iii) performance criteria that will be used to establish the performance goals, (iv) the performance formula used to determine whether a Performance-Based Award has been earned for the performance period, and (v) such other terms and conditions that are consistent with the characterization of the Award as “qualified performance-based compensation” under Section 162(m) of the Tax Code.

The performance measure or measures used to determine whether a Performance-Based Award has been earned will be based on an objective formula measuring the attainment of specific levels of performance of the Company and/or any of its Affiliates, brands, divisions, operational units, or any combination of the foregoing, and will be limited to the following: (i) net income before or after taxes, (ii) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (iii) operating income (including adjusted pre-tax operating income and OIBDA), (iv) earnings per share, (v) return on shareholders’ equity, (vi) return on investment or capital, (vii) return on assets, (viii) level or amount of acquisitions, (ix) share price, (x) profitability and profit margins, (xi) market share (in the aggregate or by brand, group or product), (xii) revenues or sales (based on units or dollars), (xiii) costs, (xiv) cash flow, (xv) working capital, (xvi) average sales price, (xvii) accounts receivable levels, (xviii) measures of Internet traffic, such as number of unique visits per page, or number of clicks, or (xix) completion of projects within a specified time frame (including, without limitation, a project related to the integration of an acquired business or the establishment of a new business). Such performance criteria may be applied on an absolute basis and/or be relative to one or more peer companies of the Company or indices or any combination thereof.

The Committee may adjust or modify the calculation of performance goals for a performance period, to the extent permitted under Section 162(m) of the Tax Code, which generally shall be permitted in the event of, or in anticipation of (but shall not be limited to): (i) any unusual, non-recurring or infrequently occurring items, transactions, events or developments affecting the Company or any of its Affiliates, brands, divisions or operating units (to the extent applicable to such performance goal), including charges for restructurings (employee severance liabilities, asset impairment costs, and exit costs), discontinued operations, extraordinary items and the cumulative effect of changes in accounting treatment, brands, divisions or operating units, or (ii) changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions.

Committee Downward Discretion.     In determining the actual size of an individual Performance-Based Award for a performance period, the Committee shall have full and plenary authority to reduce or eliminate the amount of the Award earned, even if applicable performance goals have been attained. The Committee shall not however, have authority to: (i) grant or provide payment in respect of Performance-Based Awards for a performance period if the performance goals for such performance

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period have not been attained, (ii) increase a Performance-Based Award, or (iii) increase a Performance-Based Award above the 2016 Omnibus Plan limitations described above in the Share Reserve and Other Plan Limits section, except as permitted by Section 162(m) of the Tax Code.

Dividend Equivalent Rights

A dividend equivalent right entitles the holder to receive cash, Shares, other securities, other Awards or other property (as set forth in the applicable Award Agreement), the value of which is based on the cash dividends paid on Shares that are subject to another Award or on Shares that otherwise have not been issued to the Grantee.

The Committee may grant dividend equivalent rights on Awards denominated in Shares that are not option-type Awards. If an Award is granted with dividend equivalent rights, additional terms and conditions relating thereto will be determined by the Committee and set forth in the applicable Award Agreement (which may be the Award Agreement of the Award to which the dividend equivalent right relates) or as specified in an agreement between the Company or its Affiliates and the Grantee. Such additional terms shall include whether (i) dividend equivalent rights are paid currently or are deferred (including deferral to the date of exercise, settlement or payment of, or lapse of restrictions on, the underlying Award to which the dividend equivalent right relates), (ii) dividend equivalent rights are deemed reinvested in additional Shares which may thereafter accrue additional dividend equivalents (any such deemed reinvestment shall be at Fair Market Value of the Shares on the date of reinvestment), or (iii) dividend equivalent right shall expire or be forfeited or annulled under the same conditions as such related Award provided that any such dividend equivalent rights granted in respect of an Award that is subject to vesting upon the attainment of a performance objective may be paid only with respect to the Shares underlying such Award for which the Committee certifies that the performance objective has been met. See also “Compliance with Securities and Other Applicable Laws” below which describes circumstances that may preclude a Grantee from realizing the value of an Award.

Other Dividends.     Except as otherwise determined by the Committee in the applicable Award Agreement, if on any date on which a restricted stock unit Award, restricted stock Award or other stock-based Award shall be outstanding the Company shall pay any dividend other than a regular cash dividend or make any other distribution on the Shares, the Grantee shall be credited with a bookkeeping entry equivalent to such dividend or distribution for each restricted stock unit Award, restricted stock Award and other stock-based Award held by the Grantee on the record date for such dividend or distribution, but the Company shall retain custody of all such dividends and distributions unless the Committee or Board determines that an amount equivalent to such dividend or distribution shall be paid currently to the Grantee (any such unpaid amount, “Retained Distributions”); provided, however, that if the Retained Distribution relates to a dividend paid in Shares, the Grantee shall receive additional restricted stock, restricted stock units or other stock-based Awards, as applicable, equal to the product of (i) the aggregate number of restricted stock units, restricted stock and other stock-based Awards held by the Grantee pursuant to the applicable Awards through the related dividend record date, multiplied by (ii) the number of Shares (including any fraction thereof) payable as a dividend on a Share. Retained Distributions shall not bear interest and shall be subject to the same terms and conditions and be subject to the same restrictions as the restricted stock unit Awards, restricted stock Awards and other stock-based Awards, as applicable, to which they relate. This “Other Dividends” paragraph does not apply to any option-type Awards.

Compliance with Securities and Other Applicable Laws

The 2016 Omnibus Plan, the granting and exercising of Awards, and any obligations of the Company or the Committee under the 2016 Omnibus Plan, shall be subject to all applicable federal, state and

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foreign country securities and exchange control laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Shares are listed. In connection with these requirements, the following additional provisions apply:

1.

The Company or the Committee, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Shares under any Award or any other action permitted under the 2016 Omnibus Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any federal, state or foreign country securities and exchange control law, rule or regulation.

2.

The Company or the Committee may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations.

3.

The Company and the Committee shall not be obligated by virtue of any provision of the 2016 Omnibus Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any such laws, rules or regulations.

4.

The Company or the Committee may require the placing of a stop-order on Shares or Awards. Any postponement of the exercise or settlement of any Award or the issuance of a stop-order will not extend the term of an Award affected by the postponement or the stop-order. Neither the Company, nor the Committee, nor its directors or officers shall have any obligation or liability to a Grantee with respect to any Award (or Shares issuable thereunder) that shall lapse because of a postponement or a stop-order.

5.

The Committee shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

6.	The ability to exercise option-type Awards and/or acquire or dispose of Shares acquired under the 2016 Omnibus Plan is subject to the Company’s insider trading policy, as in effect from time to time.

7.

The grant of each Award is expressly conditioned upon the Company’s right to recover from Grantee any Award and any profits or earnings from such Awards, including without limitation, profits from the sale of Shares issued pursuant to any Award, to the extent required by applicable law.

8.	The Company’s obligation to deliver any Award to any Grantee is subject to and conditioned on tax withholding obligations being satisfied by the Grantee.

9.

If the Committee reasonably determines that, as a result of Section 409A, payments in respect of any Award under the 2016 Omnibus Plan may not be made at the time contemplated by the terms of the 2016 Omnibus Plan or the relevant Award Agreement, without causing a Grantee holding such Award to be subject to taxation under Section 409A, the Company will make such payment on the first day that would not result in the Grantee incurring any tax liability under Section 409A.

10.

If the Grantee is a “specified employee” (within the meaning of Section 409A of the Tax Code) subject to the six-months delay rule upon separation from service with the Company, then the payment that is required to be delayed pursuant to the six-month delay rule set forth in Section 409A to avoid taxes or penalties under Section 409A shall not be paid on the otherwise scheduled payment date but shall instead be paid on the first business day after such six-month period.

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Expiration of Awards

Stock options, stock appreciation rights and other stock-based Awards that are option-type Awards shall not be exercisable after the tenth (10th) anniversary of the grant date, except to the extent a later expiration date is incorporated into an Award made to an individual outside of the United States under terms designed to address differences in local law or tax policies or to obtain more favorable tax or other treatment for the Grantee.

Generally, Awards granted under the 2016 Omnibus Plan provide for the forfeiture of unvested and unexercised Awards upon separation from service or termination of the employment relationship, although applicable Award Agreements may provide for accelerated or continued vesting following such separation from service or termination of employment under certain circumstances.

Nontransferability of Awards

Except as otherwise specified in the applicable Award Agreement (and subject to the limitation that in no circumstances may an Award may be transferred for consideration or value), during the Grantee’s lifetime each option-type Award (and any rights and obligations thereunder) are exercisable only by the Grantee, or, if permissible under applicable law, by the Grantee’s legal guardian or personal representative, who, if authorized, is treated as the Grantee for purposes of the 2016 Omnibus Plan. An option-type Award, which by its terms is exercisable after the death of a Grantee, may be exercised by the legatees, personal representatives or distributees of the Grantee (any of whom if authorized are treated as the Grantee for purposes of the 2016 Omnibus Plan). In no event may any incentive stock options granted under the 2016 Omnibus Plan be transferable in any way that would violate Section 1.422-2(a)(2) of the Treasury Regulations or any successor regulation.

No Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. All terms and conditions of the 2016 Omnibus Plan and all Award Agreements shall be binding upon any permitted successors and assigns.

Neither the Grantee nor any of the Grantee’s creditors or beneficiaries shall have the right to subject any Awards or payments under the 2016 Omnibus Plan that would be characterized as deferred compensation (within the meaning of Section 409A of the Tax Code) to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Tax Code, any deferred compensation (within the meaning of Section 409A of the Tax Code) payable to any Grantee or for the benefit of any Grantee under the 2016 Omnibus Plan may not be reduced by, or offset against, any amount owing by any such Grantee to the Company or any of its Affiliates.

Amendment and Termination

The Company may, at any time, by action of the Committee or the Board, amend, suspend or discontinue or terminate the 2016 Omnibus Plan. Except as required by applicable law, stock exchange rules, tax rules or accounting rules or as specifically set forth in the Award Agreement, the Committee may not amend or cancel any outstanding Award in a manner that would materially impair the rights under any outstanding Award without the holder’s consent. The foregoing restriction shall not preclude the Committee from unilaterally amending any Award to the extent the Committee deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A. No amendment to the 2016 Omnibus Plan or any Award shall be effective without shareholder approval if and to the extent the Committee or Board determines such approval is required to ensure that

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(i) incentive stock options granted under the 2016 Omnibus Plan are or remain qualified under Section 422 of the Tax Code, (ii) Awards intended to be “qualified performance-based compensation” under Section 162(m) of the Tax Code continue to be so qualified, (iii) the Company continues to comply with the applicable rules of the New York Stock Exchange, or such other securities exchange or market system on which the Shares is then principally listed, or (iv) to comply with the limitation on re-pricing (as next described).

No Re-Pricing.     Notwithstanding anything in the 2016 Omnibus Plan to the contrary, except for any re-pricing that occurs by operation of the 2016 Omnibus Plan’s adjustment provision described above in “Adjustments for Changes in Capitalization”, the Committee shall not have the authority to reduce the exercise price of any option-type Award or effect a re-pricing of any such option-type Award through cancellation and re-grants or by exchanging an option-type Award for any other Award without shareholder approval; this prohibition includes, without limitation, (i) repurchasing for cash or cancelling any option-type Award at a time when its exercise price is greater than the Fair Market Value of the underlying Shares in exchange for another Award; (ii) changing the terms of any option-type Award to lower its exercise price; and (iii) any other action that is treated as a “repricing” under U.S. generally accepted accounting principles.

The following provisions are also in effect under the 2016 Omnibus Plan:

1.

The adoption of this 2016 Omnibus Plan and the grant of Awards to any particular Grantee shall not confer upon any Grantee the right to continued employment or service with the Company or any Affiliate.

2.

No Grantee or other holder of any Award shall have any rights of a Shareholder with respect to any Shares to be issued or distributed under the 2016 Omnibus Plan until the Shares are delivered and he or she has become the holder of such Shares; provided that, except as provided in the applicable Award Agreement, Grantees holding restricted stock are entitled to the rights of a Shareholder (including the right to vote).

3.

All Awards shall constitute a special incentive payment to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any benefits under any pension, retirement, severance, profit sharing, bonus, life insurance or other benefit 2016 Omnibus Plan of the Company or any Affiliate or under any agreement between the Company or any Affiliate and the Grantee, unless such 2016 Omnibus Plan or agreement specifically provides otherwise.

4.

The validity, construction and effect of the 2016 Omnibus Plan and any rules and regulations relating to the 2016 Omnibus Plan and any Award Agreement will be determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

5.	It is intended that the provisions of the 2016 Omnibus Plan comply with Section 409A of the Tax Code, and the 2016 Omnibus Plan shall be construed and interpreted accordingly.

6.

The 2016 Omnibus Plan has a ten (10) year term; no Award may be granted under the 2016 Omnibus Plan after the expiration of its term. Unless otherwise expressly provided in the 2016 Omnibus Plan or in an applicable Award Agreement, any Award granted hereunder, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, nevertheless continues after the expiration of the term.

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US Federal Income Tax Implications of 2016 Omnibus Plan Awards

This is a general summary of the material Federal income tax consequences to Grantees under the Plan. This summary is based on current law as of the date of this Proxy Statement. It does not address all of the tax considerations. For example, it does not deal with most of the tax implications arising from a Grantee’s death, nor does it discuss any international, state or local tax considerations.

General Principles

Each Grantee, no later than the date as of which the value of an Award or any Shares issued under the 2016 Omnibus Plan or other amounts received thereunder first becomes includable in the gross income of any Grantee for federal income tax purposes under the 2016 Omnibus Plan, is required to pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local tax of any kind required by law to be withheld by the Company with respect to such income. As a condition to receiving an Award under the 2016 Omnibus Plan, each Grantee authorizes the Company and its Affiliates to deduct any such tax from any payment of any kind otherwise due to the Grantee.

Subject to approval of the Committee, a Grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the Grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

Awards granted under the 2016 Omnibus Plan, including any deferrals of such awards permitted by the 2016 Omnibus Plan, may be subject to Section 409A of the Tax Code. Section 409A imposes severe tax consequences on certain deferrals of income that do not comply with its strict requirements. As of the date of this Proxy Statement, the Company intends to operate the 2016 Omnibus Plan in compliance with Section 409A so as to minimize or avoid any tax or interest that would be payable under Section 409A. (Compliance may require a six-month delay in the payment of certain Awards following a separation from service.) In addition, from time to time, the Company may amend the 2016 Omnibus Plan and/or any Award granted under it if, in its sole discretion, it determines that such an amendment is necessary or desirable to minimize or avoid the imposition of any such tax or interest on any Grantees. The Company does guarantee that any such operation of the 2016 Omnibus Plan, or any such amendment, will eliminate any tax or interest payable by any Grantee pursuant to Section 409A. Certain taxes imposed pursuant to Section 409A are not collected by withholding and a Grantee may need to pay estimated taxes with respect to them if they are imposed.

Tax Implications By Award Type

The following description of tax consequences assumes that Section 409A will not be triggered by the 2016 Omnibus Plan, and that any deferral of awards granted under the 2016 Omnibus Plan is made in compliance with Section 409A.

Stock Options

Incentive Stock Options.     A Grantee generally will recognize no compensation income upon the grant of an incentive stock option or the issuance of Shares upon exercise of an incentive stock option. If the Grantee holds Shares acquired upon exercise of an incentive stock option beyond the later of (i) two years following the date the incentive stock option was granted and (ii) one year after the

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Grantee’s exercise of the incentive stock option (the “Holding Period”), the Grantee generally will recognize no compensation income with respect to the incentive stock option, and the gain or loss to the Grantee on a subsequent sale of the Shares (calculated as the difference between the amount realized on the sale and the Grantee’s aggregate tax basis in the Shares (usually, the exercise price)) generally will be treated as capital gain or loss to the Grantee.

If a Grantee disposes of Shares acquired upon exercise of an incentive stock option before the expiration of the Holding Period (a “Disqualifying Disposition”), then in most cases the lesser of (i) any excess of the Fair Market Value of the Shares at the time of exercise of the ISO over the amount paid for the Shares or (ii) the excess of the amount realized on the disposition of the Shares over the Grantee’s aggregate tax basis in the Shares (generally, the exercise price) will be treated as compensation income to the Grantee and will be taxed as ordinary income in the year of the disposition. The Company will generally be entitled to a deduction at such time equal to the amount of income recognized by the Grantee. In the event that the amount in clause (i) above is less than the amount in clause (ii) above, the excess of any amount realized by the Grantee as the result of the Disqualifying Disposition over the sum of (a) the Grantee’s aggregate tax basis in the Shares immediately before their disposition (generally, the exercise price) and (b) the amount of ordinary income recognized as specified in clause (i) above will generally be treated as capital gain or loss. If a Grantee disposes of Shares acquired through the exercise of incentive stock options, any resulting capital gain or loss will generally be long-term capital gain or loss if the Grantee’s holding period for the Shares exceeds one year.

In addition to the tax consequences described above, the exercise of incentive stock option granted under the 2016 Omnibus Plan may result in “alternative minimum tax” liability to the Grantee because the amount by which the value of Shares (determined on the date of exercise) received upon exercise of an incentive stock option exceeds the amount paid will be included in the Grantee’s alternative minimum taxable income for purposes of the alternative minimum tax. A taxpayer is required to pay the greater of his or her regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax may be entitled to a tax credit against his or her regular tax liability in later years.

Non-Qualified Stock Options.     In general, a Grantee will not recognize taxable income upon the grant of a non-qualified stock option, but will recognize ordinary income at the time of exercise of the non-qualified stock option in an amount equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the exercise price (and, with respect to an employee, will be subject to income tax withholding on the amount of such ordinary income). The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the Grantee at the time of exercise. If a Grantee exercises a non-qualified stock option by making payment to the Company other than by cash, special rules may apply. When a Grantee sells the Shares acquired upon exercise of non-qualified stock option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of Shares and his or her aggregate tax basis in the Shares (in the case of a cash purchase, the exercise price plus the amount taxed to the Grantee as ordinary income at the time of exercise). If the Grantee’s holding period for the Shares exceeds one year, such gain or loss will constitute long-term capital gain or loss.

Stock Appreciation Rights

No income will generally be recognized by a Grantee in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the Grantee will generally be required to include as ordinary income in the year of exercise an amount equal to the excess of the Fair Market Value of the Shares subject to the stock appreciation right on the date of exercise over the aggregate exercise price of the stock appreciation right. A Grantee who is an employee will be subject to income tax withholding on ordinary income recognized upon exercise of a stock appreciation right. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the Grantee at the time the stock appreciation right is exercised.

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The Grantee’s aggregate tax basis for resale purposes in Shares received upon exercise of a stock appreciation right is the amount taxed as ordinary income upon receipt of such Shares (generally equal to the Fair Market Value of such Shares on the date of receipt). Any gain or loss on a sale of such Shares will be treated as capital gain or loss and will be long-term capital gain or loss if such Shares are held for more than one year after the date of issuance.

Restricted Stock

No income will generally be recognized by a Grantee in connection with the grant of a restricted stock. The Grantee generally will be subject to tax at ordinary income rates on the Fair Market Value of the Share held at the time the restricted stock is no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Tax Code (the “Vesting Date”), reduced by the amount, if any, paid by the Grantee for the Award (and, with respect to an employee, will be subject to income tax withholding on the amount of such ordinary income). When a Grantee sells the Share held upon vesting of the restricted stock, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the Share and his or her tax basis in the Share (generally equal to the amount, if any, paid for the restricted stock and any ordinary income recognized on the Vesting Date). If the Grantee’s holding period for the Share, which begins on the Vesting Date, exceeds one year, such gain or loss will constitute long-term capital gain or loss.

With respect to any cash dividend that becomes payable to a Grantee in respect of such Grantee’s restricted stock, such dividends may be paid to the Grantee at the same time such dividend is paid to the Company’s regular shareholders. Such a cash dividend received should generally be taxable to the Grantee as ordinary income at the time of payment, and will be subject to income tax withholding on the amount of such ordinary income.

A Grantee who so elects, pursuant to the express terms of the applicable Award Agreement or by action of the Committee in writing, under Section 83(b) of the Tax Code within 30 days of the date of transfer of the restricted stock to the Grantee will have taxable ordinary income on the date of transfer of the restricted stock (the “Transfer Date”) equal to the excess of the Fair Market Value of the restricted stock on the Transfer Date (determined without regard to the risk of forfeiture or restrictions on transfer) over the amount, if any, paid for the restricted stock (and, with respect to an employee, will be subject to income tax withholding on the amount of such ordinary income). If the Vesting Date occurs, the Grantee will not recognize any additional income on such date and the gain or loss to the Grantee on a subsequent sale of the Share (calculated as the difference between the Fair Market Value of the Share on the date of sale and the Grantee’s tax basis in the Share (generally equal to the amount, if any, paid for the restricted stock and any ordinary income recognized on the Transfer Date)) generally will be treated as capital gain or loss to the Grantee. If the Grantee’s holding period for the Share, which begins on the Transfer Date, exceeds one year, such gain or loss will constitute long-term capital gain or loss.

If the Grantee makes a proper election under Section 83(b) of the Tax Code and the Grantee forfeits the restricted stock, the Grantee will not be entitled to a deduction equal to the amount of ordinary income recognized with respect to the restricted stock. Instead, the Grantee will only be entitled to recognize a capital loss for the amount, if any, paid for the restricted stock.

The amount of ordinary income recognized by a Grantee making the above-described election or upon the lapse of the restrictions will generally be deductible by the Company, except to the extent that the limitations on deductibility under Section 162(m) of the Tax Code are applicable.

Restricted Stock Units

No income will generally be recognized by a Grantee in connection with the grant of a restricted stock unit Award. A Grantee is generally subject to withholding of social security and Medicare taxes on the

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value of a restricted stock unit at the time that the Grantee’s rights with respect to the restricted stock unit become vested. A Grantee will generally not be subject to income taxes with respect to a restricted stock unit until the Grantee has received the Shares, cash, other securities, other Awards or other property in settlement of the restricted stock unit. The Fair Market Value of those Shares, cash, other securities, other Awards or other property at the time of settlement will generally be taxable to the Grantee as ordinary income at the time of settlement (and, with respect to an employee, will be subject to income tax withholding on the amount of such ordinary income). The amount of ordinary income recognized by the Grantee will generally be deductible to the Company, except to the extent that the limitations on deductibility under Section 162(m) of the Tax Code are applicable. The Grantee’s aggregate tax basis for resale purposes in any Shares, other securities, or other property received is the amount taxed as ordinary income upon receipt. Any gain or loss on a sale of Shares, other securities or other property will be treated as capital gain or loss and will be long-term capital gain or loss if held for more than one year after the date of issuance.

Other Stock-Based Awards

The taxation of other stock-based Awards will depend on structure of Awards.

Fully Vested Shares; Performance Shares.     In the event that fully vested Shares are issued to a Grantee for no cash consideration, an amount equal to the Fair Market Value of the Shares on the date of issuance is taxable to the Grantee as ordinary income at the time of issuance. In the event the Grantees receive an Award under which they can earn unrestricted Shares (such Shares, “Performance Shares”), the Grantee will generally recognize as ordinary income the Fair Market Value of the Shares on the date non-restricted Shares are actually or constructively received (and are not otherwise subject to a substantial risk of forfeiture). If the Award is granted to employees, the employee will be subject to income tax withholding on the amount of such ordinary income.

Performance Stock Units; Deferred Stock Units.    No income will generally be recognized by a Grantee in connection with the grant of a performance stock unit or deferred stock unit. Upon settlement of a performance stock unit or deferred stock unit, the Grantee will generally be required to include as ordinary income in the year of payment an amount equal to the amount of any cash, and the Fair Market Value of any nonrestricted Shares, property or other Awards, actually or constructively received (and, with respect to an employee, will be subject to income tax withholding on the amount of such ordinary income).

All Other Stock-Based Stock Awards.     The amount of ordinary income recognized by the Grantee pursuant to other stock-based Awards will generally be deductible to the Company, except to the extent that the limitations on deductibility under Section 162(m) of the Tax Code are applicable. Shares, property to be distributed will be subject to applicable withholding rules.

The Grantee’s aggregate tax basis in the Shares or property so received pursuant to an other stock-based Award will be equal to the amount taxed as ordinary income upon receipt. Any gain or loss on a sale of the Shares or property will be treated as capital gain or loss and will be long-term capital gain or loss if such Shares or property are held for more than one year after the date of issuance.

Cash Incentive Awards

No income will generally be recognized by a Grantee in connection with the grant of a cash incentive award prior to payment. Upon settlement of the cash incentive award (i.e., payment), the Grantee will generally be required to include as ordinary income in the year of payment an amount equal to the amount of any cash. The amount of ordinary income recognized by the Grantee will generally be deductible to the Company, except to the extent that the limitations on deductibility under Section 162(m) of the Tax Code are applicable.

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Equity Compensation Plan Information

The following table summarizes information as of December 31, 2015 the Company’s outstanding equity compensation awards and Shares reserved for future issuance under the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	5,850,595	$23.37	5,790,760
Equity compensation plans not approved by security holders(3)	—	—	—
Total	5,850,595	$23.37	5,790,760

(1)	The Time Inc. 2014 Omnibus Incentive Compensation Plan.
(2)

Column (a) includes 3,056,960 Shares underlying outstanding RSUs and 2,793,635 Shares underlying outstanding stock options. Because there is no exercise price associated with RSUs, these stock awards are not included in the weighted-average exercise price calculation presented in column (b).

(3)

Does not reflect awards under the Inducement Award Plan adopted in February 2016 and suspended in April 2016. As noted under “Proposal Summary—Reason for Request—Inducement Award”, no further awards may be granted under the Inducement Award Plan until such time the 2016 Omnibus Plan has been approved or not approved by our stockholders at the Annual Meeting. If our stockholders approve the 2016 Omnibus Plan at the Annual Meeting, then the Inducement Award Plan will be terminated as of such date and will have no further force and effect. See “Proposal Summary—Reason for Request—Inducement Award” for more information.

The Board of Directors unanimously recommends a vote FOR the approval of the Time Inc. 2016 Omnibus Incentive Compensation Plan.

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DIRECTOR COMPENSATION

2015 Director Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2015.

Director(1)	Fees Earned or Paid in Cash(2)	Stock Awards(3)	Total

David A. Bell	$115,000	$99,983	$214,983
John M. Fahey	$115,000	$99,983	$214,983
Manuel A. Fernandez	$100,000	$99,983	$199,983
Dennis J. FitzSimons	$100,000	$99,983	$199,983
Betsy D. Holden	$100,000	$99,983	$199,983
Kay Koplovitz	$100,000	$99,983	$199,983
J. Randall MacDonald	$115,000	$99,983	$214,983
Ronald S. Rolfe	$115,000	$99,983	$214,983
Sir Howard Stringer	$100,000	$99,983	$199,983

(1)

Joseph A. Ripp, the Company’s Chairman and Chief Executive Officer, is not included in this table as he is an employee of the Company and receives no additional compensation for his service as a director. The compensation received by Mr. Ripp as an employee of the Company is shown in the 2015 Summary Compensation Table.

(2)	Amounts in this column reflect the 2015 annual cash fees earned by each non-employee director.

(3)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2015 fiscal year in accordance with FASB ASC Topic 718 as the grant date value of compensation earned by directors in the form of RSUs on our common stock based on the assumption that the value of each RSU was equal to the closing sale price of one share of Time Inc. common stock reported on the NYSE Composite Tape on the date of grant, discounted to exclude the estimated dividend yield during the vesting period.

(4)	Presented below is the aggregate number of outstanding RSUs held by the non-employee directors on December 31, 2015:

Director	Total RSUs Outstanding at 12/31/2015

David A. Bell	4,233
John M. Fahey	4,233
Manuel A. Fernandez	4,233
Dennis J. FitzSimons	4,233
Betsy D. Holden	4,233
Kay Koplovitz	4,233
J. Randall MacDonald	4,233
Ronald S. Rolfe	4,233
Sir Howard Stringer	4,233

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In addition, all of the non-employee directors other than Mr. Rolfe held deferred stock units as of December 31, 2015, representing vested RSUs the settlement of which such directors had elected to defer:

Director	Total RSUs Outstanding at 12/31/2015

David A. Bell	3,981
John M. Fahey	4,005
Manuel A. Fernandez	4,053
Dennis J. FitzSimons	3,885
Betsy D. Holden	3,981
Kay Koplovitz	3,897
J. Randall MacDonald	3,814
Sir Howard Stringer	3,885

Narrative to 2015 Director Compensation Table

The 2015 annual compensation package for non-employee directors currently consists of an annual retainer with up to three components:

Cash Retainer (Director)	$100,000
Additional Cash Retainer (Lead Independent Director; Committee Chairs only)	$15,000
RSUs	$100,000	*
*

Number of RSUs determined by dividing this amount by the Time Inc. closing share price on the grant date. 4,233 RSUs were issued to each non-employee director based on the closing sale price of $23.62 on the NYSE Composite Tape on June 5, 2015.

The retainer was structured as a single annual payment and single annual RSU award for administrative simplicity. In late 2015, the Nominating & Governance Committee requested that its consultant Meridian Compensation Partners, LLC conduct an evaluation of the competitiveness of non-employee director compensation. After reviewing the competitive data, the Nominating & Governance determined that effective after the annual stockholders’ meeting the compensation of non-employee directors will be adjusted as follows:

	2016	Summary of Change
Cash Retainer (Director)	$100,000	No change
Additional Cash Retainer
Lead Director	$35,000	+$20,000
Audit and Finance Chair	$25,000	+$10,000
Compensation Chair	$20,000	+$5,000
Nominating and Governance Chair	$15,000	No change
RSUs	$120,000*	+$20,000

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Cash Retainer

The 2015 cash retainer payment was paid to each non-employee director in the amount of $100,000 (or $115,000 in the case of the Lead Independent Director and each Committee Chair) in a lump sum shortly following the regularly scheduled meeting of the Board of Directors following the annual stockholders’ meeting.

Restricted Stock Units

At the Board of Directors meeting following the annual stockholders’ meeting, the Board of Directors authorized the issuance of 4,233 RSUs to each non-employee director under the Omnibus Plan. The RSUs were granted pursuant to the terms of the standard non-employee director RSU agreement. Under the terms of the standard award agreement, awards vest in full on the earlier of the first anniversary of the grant date and the next annual meeting of stockholders. Vesting accelerates upon termination of service as a non-employee director on account of death or disability. Vesting also accelerates immediately prior to a change in control (as defined in the agreement) except that if the accelerated amount would subject the non-employee director to an excise tax under Section 4999 of the Tax Code, then the value of the acceleration is reduced if that reduction results in the non-employee director receiving a larger net after-tax benefit.

Deferral Program

Non-employee directors have had the opportunity to defer that portion of their annual retainer issued as RSUs by deferring settlement of the RSUs granted, thus converting the RSUs into deferred stock units (“DSUs”). In December 2015, the deferral program was extended to that portion of their annual retainer issued in cash so that non-employee directors will also have the opportunity to defer all or half of the cash paid to them in 2016 into DSUs. Under the deferral programs, the non-employee directors may elect to receive the shares in settlement of their DSUs in up to three annual installments in any month and year within 10 years of the scheduled vesting date or following separation from service as a non-employee director. Dividend equivalents are maintained for the DSUs and paid to the non-employee directors at such time as the shares are delivered. All non-employee directors other than Mr. Rolfe participated in the 2015 deferral program for their RSU awards.

Stock Ownership Guidelines

Our Nominating and Governance Committee has adopted a policy requiring our non-employee directors to own five times their annual cash retainer in our common stock. Beginning in 2015, non-employee directors are required to retain 100% of the net after tax shares received from the vesting of their annual RSU awards until the required multiple is achieved.

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SHARE OWNERSHIP

The following table provides information as of March 31, 2016 with respect to the beneficial ownership of our common stock by:

•	Each person who is known by us to beneficially own more than 5% of our common stock;
•	Each of our directors;
•	Each of the named executive officers (NEOs); and
•	All of our directors and executive officers, as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 31, 2016 pursuant to the exercise of options or the vesting of RSUs to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise noted in the footnotes below, each person or entity identified in the table below, to our knowledge, has sole voting and investment power with respect to the securities they hold, other than property rights of spouses. Percentage computations are based on 102,568,496 shares of our common stock outstanding as of March 31, 2016.

Name	Amount and Nature of Beneficial Ownership	Percentage of Class
Directors and Executive Officers:
Mr. Joseph A. Ripp(a)	461,378	*
Mr. David A. Bell	5,956	*
Mr. John M. Fahey, Jr.	10,132	*
Mr. Manuel A. Fernandez	84	*
Mr. Dennis J. FitzSimons	9,418	*
Ms. Betsy D. Holden	9,006	*
Ms. Kay Koplovitz	240	*
Mr. J. Randall MacDonald	4,823	*
Mr. Ronald S. Rolfe	11,169	*
Sir Howard Stringer	11,882	*
Mr. Michael P. Zeisser	299	*
Mr. Jeffrey Bairstow(b)	134,593	*
Mr. Mark Ford(c)	33,498	*
Mr. Norman Pearlstine(d)	35,985	*
Ms. Evelyn Webster(e)	89,325	*
All directors and executive officers as a group (21 individuals)(f)	961,221	*
Principal Stockholders:
JPMorgan Chase & Co.(g)	11,947,326	11.6%
BlackRock, Inc.(h)	9,339,285	9.1%
Fairpointe Capital LLC(i)	9,030,310	8.8%
The Vanguard Group(j)	6,979,626	6.8%

*	Less than 1%.

(a)	Includes 410,688 options that are currently exercisable.

(b)	Includes 115,081 options that are currently exercisable.

(c)	Includes 33,498 options that are currently exercisable.

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(d)

Includes 32,136 options that are currently exercisable. Mr. Pearlstine disclaims beneficial ownership of 91 shares which are held by his spouse. The inclusion of these securities in this table shall not be deemed an admission by Mr. Pearlstine that he is the beneficial owner of the securities for any purpose.

(e)	Includes 53,556 options that are currently exercisable.

(f)	Includes 17,361 RSUs that will vest and 743,815 options that are or will become exercisable on or before May 30, 2016.

(g)

Beneficial ownership information is based on a Schedule 13G/A with respect to the Company’s common stock filed by JPMorgan Chase & Co. with the SEC on January 25, 2016. JPMorgan Chase & Co. has sole voting power over 11,411,551 shares of our common stock and sole investment power over 11,884,683 shares of our common stock. JPMorgan Chase & Co. has shared voting power over 144,228 shares of our common stock and shared investment power over 62,182 shares of our common stock. The address of JPMorgan Chase & Co. is 270 Park Avenue, New York, New York 10017

(h)

Beneficial ownership information is based on a Schedule 13G/A with respect to the Company’s common stock filed by BlackRock, Inc. with the SEC on January 27, 2016. BlackRock, Inc. has sole voting power over 9,083,036 shares of our common stock and sole investment power over 9,339,285 shares of our common stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.

(i)

Beneficial ownership information is based on a Schedule 13G/A with respect to the Company’s common stock filed by Fairpointe Capital LLC with the SEC on February 10, 2016. Fairpointe Capital LLC has sole voting power over 8,791,569 shares of our common stock and sole investment power over 8,885,910 shares of our common stock. Fairpointe Capital LLC has shared investment power over 144,400 shares of our common stock. The address of Fairpointe Capital LLC is 1 N. Franklin, Suite 3300, Chicago, Illinois 60606.

(j)

Beneficial ownership information is based on a Schedule 13G/A with respect to the Company’s common stock filed by The Vanguard Group with the SEC on February 10, 2016. The Vanguard Group has sole voting power over 139,115 shares of our common stock and has sole investment power over 6,841,411 shares of our common stock. The Vanguard Group has shared voting power over 5,800 shares of our common stock and shared investment power over 138,215 shares of our common stock. Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, is the beneficial owner of 132,415 shares of our common stock as a result of VFTC serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. (“VIA”), a wholly-owned subsidiary of The Vanguard Group, is the beneficial owner of 12,500 shares of our common stock as a result of VIA serving as investment manager of Australian investment offerings. The address of The Vanguard Group is 100 Vanguard Blvd, Malvern Pennsylvania 19355.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policy and Procedures Governing Related Person Transactions

Our Board has adopted a written policy for the review and approval or ratification of transactions involving related persons, which consist of directors, director nominees, executive officers, persons or entities known to the Company to be the beneficial owner of more than 5% of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons. Under authority delegated by the Board, the Audit and Finance Committee (or its Chair, under certain circumstances) is responsible for applying the policy with the assistance of the General Counsel or his or her designee (if any). Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which: (i) the aggregate amount involved will or may be expected to exceed $120,000 since the beginning of the previous fiscal year; (ii) the Company is, will or may be expected to be a participant; and (iii) any related person has or will have a direct or indirect material interest.

The Audit and Finance Committee (or the Chair or other Committee member as the case may be) may take into account such factors it deems appropriate in its determination to approve or ratify a transaction, which may include:

•	The extent of the related person’s interest in the transaction;

•	Whether the transaction would interfere with the objectivity and independence of any related person’s judgment or conduct in fulfilling his or her duties and responsibilities to the Company;

•	Whether the transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;

•	Whether the transaction is in the best interest of the Company and its stockholders;

•	Whether the transaction is consistent with any conflict of interest policy set forth in the Company’s Standard of Business Conduct and other policies; and

•

Whether in connection with any transaction involving a non-employee director or nominee for director, such transaction would compromise such director’s status as: (i) an independent director under the NYSE listing standards or our Corporate Governance Policy; (ii) an “outside director” under Tax Code Section 162(m) or a “non-employee director” under Rule 16b-3 under the Exchange Act, if such director serves on the Compensation Committee; or (iii) an independent director under Rule 10A-3 of the Exchange Act and the NYSE listing standards, if such director serves on the Audit and Finance Committee.

The Audit and Finance Committee (or the Chair as the case may be) may impose such conditions or guidelines as it determines appropriate with respect to any related person transaction it approves or ratifies, including, but not limited to:

•	Conditions relating to ongoing reporting to the Audit and Finance Committee and other internal reporting;

•	Limitations on the dollar amount of the transaction;

•	Limitations on the duration of the transaction or the Audit and Finance Committee’s approval of the transaction;

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•	Other conditions for the protection of the Company and to avoid conferring an improper benefit, or creating the appearance of a conflict of interest.

2015 Related Person Transactions

Brendan Ripp is the son of Joseph A. Ripp, our Chief Executive Officer. Brendan Ripp has been an employee of Time Inc. since September 2000. He has served as President, Technology and Telecommunication since February 2016. Prior to that, he served as the publisher of Sports Illustrated and the related SI.com website since January 2014, and the publisher of Golf and the related golf.com website since February 2015. He previously served as the Vice President, Sales and Marketing of Fortune and, before that, as publisher of Money and Time. For 2015, Brendan Ripp earned compensation (excluding equity awards) of approximately $789,412, which includes base salary, bonus and all other cash compensation and perquisites. Brendan Ripp also received equity awards consisting of 15,646 RSUs. The terms and conditions of these grants are substantially the same as those of the equity grants made to our NEOs.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, certain of our officers and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such officers, directors and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports, and on written representations (if any) from such reporting persons, we believe that during fiscal year 2015 all such reporting persons filed the required reports on a timely basis under Section 16(a), except that Ms. Webster filed a Form 4 late on February 4, 2015 to report the withholding of 12,912 shares of our common stock for taxes in connection with the vesting of 31,109 RSUs.

CERTAIN LEGAL PROCEEDINGS

Pursuant to a settlement between the SEC and Joseph A. Ripp of a complaint relating to alleged violations of Section 13(b)(2)(A) of the Exchange Act and Exchange Act Rule 13b2-1, the United States District Court for the Southern District of New York entered a judgment against Mr. Ripp on July 19, 2010. Mr. Ripp consented to the judgment without admitting or denying the allegations of the complaint. The violations were alleged to have occurred while Mr. Ripp was serving as Chief Financial Officer of America Online, Inc. between January 2001 and September 2002. Under the judgment, Mr. Ripp was enjoined from aiding and abetting any violation of Section 13(b)(2)(A) of the Exchange Act and from violating Exchange Act Rule 13b2-1 and was ordered to pay $150,000 representing disgorgement of profits and a civil penalty.

Journal Register Company filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in February 2009 and emerged from the related bankruptcy proceedings in August 2009. Journal Register Company subsequently filed a second Chapter 11 bankruptcy petition in September 2012 and completed the sale of its assets to 21st Century Media in April 2013. 21st Century Media was subsequently merged with MediaNews Group and currently operates as part of the Digital First Media group of publication properties. From March 2010, shortly after Journal Register Company emerged from its first bankruptcy proceedings, until October 2011, Jeffrey J. Bairstow served as Chief Financial Officer of that company and, from October 2011 until September 2013, Mr. Bairstow served as

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President of Digital First Media, a management company specializing in the publication of local newspapers and other multi-platform products whose properties included Journal Register Company (and its successor, 21st Century Media) as well as MediaNews Group and Digital First Ventures.

LodgeNet Interactive Corporation filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York in January 2013 and emerged from the related bankruptcy proceedings in March 2013. The company filed the bankruptcy case in order to implement its pre-packaged plan of reorganization. Richard Battista, Executive Vice President and President, Entertainment & Sports Group and Video, served as Chief Executive Officer of LodgeNet Interactive Corporation from September 2012 to January 2013, shortly before the bankruptcy case was filed.

In December 2008, the Tribune Company filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware and emerged from the related bankruptcy proceedings in December 2012. During the related bankruptcy proceedings, a committee of unsecured creditors of the Tribune Company commenced an adversary proceeding in November 2010 that challenged the sale of the Tribune Company and named as defendants directors and officers of the Tribune Company, including Dennis J. FitzSimons. From 2004 until the completion of the sale of the Tribune Company in December 2007, Mr. FitzSimons served as Chairman, President and Chief Executive Officer of the Tribune Company. Litigation relating to this matter is still pending.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2017 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested to our Corporate Secretary at Time Inc., 225 Liberty Street, New York, New York 10281. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8 of the Exchange Act) for inclusion in our 2017 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before the close of business on December 29, 2016. In addition, our amended and restated by-laws require advance notice of stockholder proposals to be brought before a stockholders’ meeting (other than proposals under Rule 14a-8), including nominations of persons for election as directors. To be timely, notice to our Corporate Secretary must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2017 Annual Meeting, such a proposal must be received by the Company on or after February 21, 2017 but no later than March 23, 2017. If the date of the 2017 Annual Meeting is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of the 2016 Annual Meeting, notice must be received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which the public announcement of the date of such meeting is first made.

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HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single Proxy Statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement in the future, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker. You may also call (800) 542-1061 or write to: Householding Department, Broadridge, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). If you share an address with another stockholder and have received only one set of this year’s proxy materials and you wish to receive a separate copy, please notify us by writing to our Corporate Secretary at Time Inc., 225 Liberty Street, New York, New York 10281, or via phone at (212) 522-1212 and we will deliver a separate copy to you promptly.

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OTHER BUSINESS

The Board does not know of any other matters to be brought before the meeting. If any other matters are properly presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,

Lawrence A. Jacobs

Executive Vice President,

General Counsel and Corporate Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.timeinc.com) and click on “Invest”. From there, click on “SEC Filings”. Copies of our Annual Report on Form 10-K for the year ended December 31, 2015, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:

Corporate Secretary

Time Inc.

225 Liberty Street

New York, New York 10281

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Annex A

Incentive Plan Performance Definitions

and Reconciliation to GAAP Metrics

Positive Adjusted Pre-Tax Operating Income

Adjusted Pre Tax Operating Income is defined as income (loss) from continuing operations as defined by U.S. GAAP, excluding the following: (a) noncash impairments of goodwill, intangible and fixed assets and investments, (b) gains and losses on operating assets, liabilities, and investments, (c) external costs related to mergers, acquisitions, investments or dispositions, to the extent expensed, as well as contingent consideration related to such transactions, (d) restructuring charges or reductions in restructuring charges greater than $3 million; for the avoidance of doubt, including costs associated with real estate consolidation, (e) reserves larger than $3 million established in connection with litigation, tax audits and similar governmental proceedings and payments associated with judgments and settlements, including litigation costs, (f) recoveries and reductions in reserves greater than $3 million in litigation and similar proceedings, (g) gains or losses recognized from the forgiveness or extinguishment of debt, (h) gains and losses recognized in connection with pension and other post-retirement plan curtailments or settlements, (i) the impact of natural disasters or other catastrophic events, net of insurance, greater than $3 million, (j) expenses related to real estate consolidation including duplicative rent expense and expenses incurred to move to a new facility and expenses for any rent for temporary office or staging space pending a move to a new facility, (k) federal, state and foreign taxes on income (loss) from continuing operations as defined by U.S. GAAP and the impact of federal, state and foreign taxes on the items described in (a) through (j).

Adjusted Pre-Tax Operating Income Calculation

($ in millions)
Reported Net Income (Loss)	(881)
Interest expense	77
Other expense, net	2
Income (Loss) from Continuing Operations	(802)
(a) Noncash impairments	952
(b) (Gains) and losses – Operating assets, liabilities and investments	(68)
(c) External transaction costs	10
(d) Restructuring charges (excluding first $3 million)	188
(g) (Gains) and losses – Debt	(2)
(h) (Gains) and losses – Pension	6
(j) Real estate consolidation	31
(k) Income tax benefit	(21)
Adjusted Pre-Tax Operating Income – Threshold Metric	294

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2015 Annual Incentive Plan (“2015 AIP”)

2015 AIP: Adjusted Operating Income Before Depreciation and Amortization

Adjusted Operating Income Before Depreciation and Amortization (“Adjusted OIBDA”) is reported Operating Income (Loss), adjusted to add back: (a) depreciation and amortization expense; (b) restructuring and severance costs including real estate consolidation costs; (c) impact of noncash impairments of goodwill, intangible and fixed assets; (d) gains and losses on operating assets, liabilities and investments; (e) gains and losses recognized in connection with pension plan curtailments, settlements or termination benefits; (f) external costs related to mergers, acquisitions or dispositions, as well as contingent consideration relating to such transactions, to the extent such costs are expensed.

2015 AIP: Adjusted OIBDA Calculation (including adjustments)

($ in millions)
Reported Operating Income (Loss)	(823)
Add:
(a) Depreciation and amortization expense	172
(b) Restructuring and severance costs including real estate consolidation costs	191
(c) Impact of noncash impairments of goodwill, intangible and fixed assets	952
(d) (Gains) and losses – Operating assets, liabilities and investments	(68)
(e) (Gains) and losses recognized in connection with pension plan curtailments, settlements or termination benefits	6
(f) External costs related to mergers, acquisitions or dispositions, as well as contingent consideration relating to such transactions, to the extent such costs are expensed	10
Add:
Other loss (on equity investments)	(8)
Less:
Impact of lower than budgeted AIP bonus	(11)
Real estate benefit relating to 225 Liberty lease*	(5)
Synapse true-up for accounting change*	(6)
Adjusted OIBDA Under 2015 AIP**	411

*	Additional adjustments approved by the Compensation Committee
**	Does not sum to total due to rounding

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2015 AIP: Adjusted Free Cash Flow

Adjusted free cash flow is Cash provided by (used in) operations less capital expenditures, adjusted to add back capital expenditures in connection with real estate consolidations.

2015 AIP: Adjusted Free Cash Flow Calculation

(including adjustments)

($ in millions)
Reported Cash Provided by (Used in) Operations	154
Less:
Capital expenditures	(212)
Add:
Capital expenditures associated with real estate consolidations	128
One-time impact UK pension contribution*	76
Transaction, Time Warner transition service and real estate exit costs paid in 2015*	15
One-time talent pay*	8
Adjusted Free Cash Flow Under 2015 AIP	169

*	Additional adjustments approved by the Compensation Committee

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Annex B

Time Inc.

2016 Omnibus Incentive Compensation Plan

1.	PURPOSE

The name of the plan is the Time Inc. 2016 Omnibus Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors, and other key service providers (including consultants) of Time Inc., a Delaware corporation (the “Company”), and its Affiliates (as defined below) upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company or other incentive awards related to the Company. It is anticipated that providing such awards to these individuals will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their commitment to the Company. This Plan is intended to replace the Time Inc. 2014 Omnibus Incentive Compensation Plan (the “Prior Plan”), which shall be automatically terminated and replaced and superseded by this Plan on the date on which this Plan is approved by the Company’s stockholders, except that any awards granted under the Prior Plan shall remain in effect pursuant to their terms.

2.	DEFINITIONS

The following terms shall be defined as set forth below:

(a) “Affiliate” means any entity that is consolidated with the Company for financial reporting purposes or any other entity designated by the Committee and that meets the requirements of an “Affiliate” as defined in Rule 12b-2 promulgated under the Exchange Act.

(b) “Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Unit Awards, Other Stock-Based Awards, Cash-Based Awards, Performance-Based Awards and Dividend Equivalent Rights issued under the Plan, and with respect to Section 4 of this Plan and shall also include any award that could have been, or was, granted under the Prior Plan.

(c) “Award Agreement” means any written agreement, contract or other instrument or document or combination of documents evidencing any Award, which may, but need not, require execution or acknowledgment by a Grantee.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” shall have the meaning set forth in Section 11(a).

(f) “Change in Control” means the occurrence of any of the following events:

(i) any “Person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act becomes the “Beneficial Owner” within the meaning of Rule 13d-3 promulgated under the Exchange Act of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition (1) directly from the Company, (2) by an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (3) by an underwriter temporarily holding such securities pursuant to an offering of such securities or any acquisition by a pledgee of securities holding such securities as collateral or temporarily holding such securities upon foreclosure of the underlying obligation or (4) pursuant to a Corporate Transaction that does not constitute a Change in Control for purposes of subparagraph (iii) below.

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(ii) a change in the composition of the Board since the Effective Date, such that the individuals who, as of such date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Effective Date whose election or nomination for election by the Company’s Shareholders was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board shall not be deemed a member of the Incumbent Board;

(iii) a Corporate Transaction (1) unless securities representing 50% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction, including a corporation that, as a result of such transaction owns all or substantially all of the Company’s assets (or the direct or indirect parent of such corporation), are held immediately subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction, (2) no “Person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding any benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such Corporate Transaction) owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction and (3) at least a majority of the members of the Board of the Company or the corporation resulting from the Corporate Transaction were members of the Incumbent Board at the time of the execution of the definitive agreement providing for such Corporate Transaction or, in the absence of such an agreement, at the time at which approval of the Board was obtained for such Corporate Transaction; or

(iv) the liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (iii) above that does not otherwise constitute a Change in Control; provided that, to the extent any Award provides for the payment of non-qualified deferred compensation subject to Section 409A, an event set forth above shall not constitute a “Change in Control” unless it also constitutes a “change in ownership,” a “change in the effective control” or a “change in the ownership of substantial assets” of the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5) and such limitation is necessary to avoid an impermissible distribution or other event resulting in adverse tax consequences under Section 409A.

Notwithstanding anything to the contrary in the foregoing, a transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where, immediately subsequent to the transaction, all or substantially all of the persons or group that beneficially owned all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company or the ultimate parent entity in substantially the same proportions as their ownership immediately prior to such transaction.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

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(g) “Code” means the Internal Revenue Code of 1986, as amended, and any successor code, and related rules, regulations and interpretations.

(h) “Committee” means the Committee described in Section 3.

(i) “Company” shall have the meaning set forth in Section 1.

(j) “Corporate Transaction” means (i) a reorganization, recapitalization, merger, consolidation or similar form of corporate transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if securities of the Company entitled to vote generally in the election of directors are issued or issuable, or (ii) the sale, transfer, or other disposition of all or substantially all of the assets of the Company to an entity that is not an Affiliate.

(k) “Covered Employee” means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

(l) “Covered Person” has the meaning set forth in Section 3(d).

(m) “Distribution Date” means the date that Time Warner distributes to holders of shares of its outstanding common stock, through a spin-off, all of the outstanding Shares.

(n) “Dividend Equivalent Right” means an Award entitling the Grantee to receive, cash, Shares, other securities, other Awards or other property the value of which is based on the cash dividends paid on the Shares that are subject to an Award or that otherwise have not been issued to the Grantee, pursuant to the terms and conditions set forth in Section 13.

(o) “Effective Date” shall have the meaning set forth in Section 17.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(q) “Fair Market Value” means on a given date, (i) if there is a public market for the Shares and the Shares are listed on the NYSE, the closing sale price of the Shares on such date as reported on the NYSE Composite Tape, or, if the Shares are no longer listed on the NYSE, then the closing price of the Shares on such date as reported by such other national securities exchange or quotation system on which the Shares then have their primary listing or quotation; provided that, if no sale of Shares shall have been reported on such date, then the immediately preceding date on which sales of the Shares have been so reported shall be used, and (ii) if there is no public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith, under a reasonable methodology which shall be in compliance with Section 409A to the extent such determination is necessary for Awards under the Plan to comply with, or be exempt from, Section 409A.

(r) “Grant Date” means the date on which the Committee approves the grant of an Award, except as may be otherwise provided in an Award Agreement or specified in the applicable Committee minutes or other documentation reflecting such approval.

(s) “Grantee” shall mean an eligible individual (as determined under Section 5(a)) who is granted an Award under the Plan.

(t) “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

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(u) “Independent Director” means a member of the Board who is not also an employee of the Company or any Affiliate and who meets the independence requirements of the NYSE or any successor exchange on which the Shares are listed.

(v) “Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Affiliate.

(w) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(x) “NYSE” means the New York Stock Exchange.

(y) “Option-Type Award” means a Stock Option, or Stock Appreciation Right or Other Stock-Based Award the value of which is determined by reference to, or is otherwise based on, the appreciation in the Fair Market Value of a Share.

(z) “Other Stock-Based Award” means an Award denominated in Shares or calculated or determined by reference to Shares granted pursuant to Section 10.

(aa) “Parent” shall mean a “parent corporation” as defined in Section 424(e) of the Code.

(bb) “Performance-Based Award” shall have the meaning set forth in Section 12(a).

(cc) “Performance Criteria” means any or all of the criteria set forth in Section 12(d).

(dd) “Performance Formula” means an objective formula established by the Committee for computing the amount of an Award that will be earned by a Grantee if a Performance Goal is attained in whole or in part during the Performance Period.

(ee) “Performance Goal” means a specific level of performance of the Company or any of its Affiliates, brands, divisions or operational units, or any combination of the foregoing based on one or more of the Performance Criteria to be attained during the Performance Period.

(ff) “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a Grantee’s right to and the payment of an Award.

(gg) “Plan” shall have the meaning set forth in Section 1, as the same may be amended from time to time.

(hh) “Prior Plan” shall have the meaning set forth in Section 1.

(ii) “Replacement Award” means an Award granted under this Plan or an equity or incentive plan of the Company (or its successor) or an Affiliate in connection with a Change in Control that substantially preserves (as determined by the Committee in its sole discretion) the otherwise applicable terms of an Award granted under the Plan that is forfeited or will forfeit on account of such Change in Control.

(jj) “Restricted Stock” shall have the meaning assigned to such term in Section 8.

(kk) “Restricted Stock Award” means Awards granted pursuant to Section 8.

(ll) “Restricted Stock Units” or “RSUs” means Awards granted pursuant to Section 9.

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(mm) “Retained Distribution” shall have the meaning assigned to such term in Section 13.

(nn) “Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

(oo) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(pp) “Share” means a share of the common stock, par value $.01 per share, of the Company, or such other securities of the Company (i) into which such shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction, or (ii) as may be determined by the Committee pursuant to Section 4.

(qq) “Shareholder” means a holder of Shares.

(rr) “Stock Appreciation Right” or “SAR” shall have the meaning assigned to such term in Section 7.

(ss) “Stock Option” or “Option” means any option to purchase Shares granted pursuant to Section 6.

(tt) “Subsidiary” means a “subsidiary corporation” as defined in Section 424(f) of the Code.

(uu) “Substitute Awards” shall have the meaning assigned to such term in Section 3(g).

(vv) “Trading Day” means a day on which the Shares are traded on the NYSE or other registered national securities exchange.

(ww) “Unrestricted Pool” means a number of Shares equal to 5% of the total number of Shares available for issuance under the Plan set forth in Section 4.

3.	PLAN ADMINISTRATION

(a) Composition of Committee.    The Plan shall be administered by the Committee, which shall be composed of two or more directors, as determined by the Board; provided that, to the extent necessary to comply with the rules of the NYSE or any successor exchange on which the Shares may be listed and Rule 16b-3 promulgated under the Exchange Act, and to satisfy any applicable requirements of Section 162(m) of the Code and any other applicable laws or rules, the Committee shall be composed of two or more directors, all of whom shall be Independent Directors and all of whom shall qualify as (i) “outside directors” under Section 162(m) of the Code, and (ii) “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act (or any successor rule thereto).

(b) Authority of Committee.    Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have sole and plenary authority to administer the Plan, including, but not limited to, the authority to (i) designate the individuals who shall receive Awards, (ii) determine the type or types of Awards to be made, (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards, (iv) determine the terms and conditions of any Awards, including any special terms for non-U.S. Grantees, (v) determine the vesting schedules of Awards and, if certain performance objectives (including those related to the Performance Criteria) must be attained in order for an Award to vest or be settled or paid, (vi) establish any performance criteria applicable to Awards and certify whether, and to what extent, such performance criteria have been attained, (vii) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled,

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exercised, canceled, forfeited or suspended, (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, (ix) interpret, administer, reconcile any inconsistency in, correct any default in, supply any omission in, or make any finding of fact necessary to the administration of, the Plan and any instrument or agreement relating to, or Award made under, the Plan, (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (xi) amend an outstanding Award or grant a replacement Award for an Award previously granted under the Plan if, in its sole discretion, the Committee determines that (1) the tax consequences of such Award to the Company or the Grantee differ from those consequences that were expected to occur on the date the Award was granted or (2) clarifications or interpretations of, or changes to, tax law or regulations permit Awards to be granted that have more favorable tax consequences than initially anticipated, and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Committee Decisions.    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole and plenary discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons, including the Company, any Affiliate, any Grantee or any holder of any Award and any Shareholder.

(d) Indemnification.    No member of the Board, the Committee, or any officer of the Company (each such person, a “Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith on behalf of the Company with respect to the administration of the Plan or any Award hereunder. Each Covered Person shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken with respect to the administration of the Plan or any Award hereunder and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

(e) Delegation of Authority to Chief Executive Officer.    The Committee may delegate, on such terms and conditions as it determines in its sole and plenary discretion and in accordance with applicable law, to its Chief Executive Officer the authority to grant Awards (other than Awards to Covered Employees or Grantees who are subject to Section 16 of the Exchange Act) to employees and service providers (including consultants) of the Company and its Affiliates and to make all necessary and appropriate decisions and determinations with respect thereto. The Committee shall include in any

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delegation to the Chief Executive Officer limitations required or permitted by applicable law, including a limitation as to the type and amount of Awards that may be granted during the delegation period, and such delegation shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the purchase or exercise price of other Awards and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Chief Executive Officer that were consistent with the terms of the delegation and the Plan.

(f) Awards to Independent Directors.    Notwithstanding anything in the Plan to the contrary, the Board may, in its sole and plenary discretion, at any time and from time to time, grant Awards to Independent Directors or administer the Plan with respect to such Awards, subject to the limitations set forth in Section 4. In any such case, the Board shall have all the authority and responsibility granted to the Committee herein.

(g) Certain Substitute Awards.    Subject to the restrictions on re-pricing of Option-Type Awards set forth in Section 15(b), Awards may, in the discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Affiliates or a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines (“Substitute Awards”). The number of Shares underlying any Substitute Awards shall be counted against the total number of Shares available for issuance under the Plan as set forth in Section 4(a), except that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding awards previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall not be counted against such total number of Shares; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify for special tax treatment under Sections 421 and 422 of the Code that were previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall be counted against the maximum aggregate number of Shares available for Incentive Stock Options under the Plan, as set forth in Section 4(d).

4.	PLAN LIMITS

(a) Shares Available For Awards under the Plan.    Subject to adjustment as provided in Section 4(e), the total number of Shares available for issuance under the Plan shall be equal to (i) 10,500,000 plus (ii) any Shares that are subject to an Award granted under the Prior Plan following the date that the Plan is approved by the Company’s stockholders that is terminated or is canceled without having been exercised or earned in full. Shares granted under the Plan may consist, in whole or in part, of authorized and unissued Shares or of treasury shares. The maximum number of Shares that may be issued pursuant to Awards that are not Option-Type Awards is 5,750,000 plus such additional Shares attributable to terminated or canceled Awards granted under the Prior Plan that were not Option-Type Awards which become available for issuance under the Plan pursuant to this Section 4(a). No more than 1,000,000 Shares may be issued pursuant to Incentive Stock Options, in each case, subject to adjustment as provided in Section 4(e).

(b) In determining the number of Shares that remain issuable under the Plan, Shares remaining under an Award that terminates or is canceled without having been exercised or earned in full will be deemed not to have been issued (and will be deemed to remain available for issuance). Notwithstanding anything to the contrary contained herein: (A) in the case of an Award denominated in Shares which is settled other than in Shares (including cash settlement), each Share subject to such Award (other than, in the case of an Award that is not an Option-Type Award, the number of such Shares that has a Fair Market Value equal to the amount of any taxes required to be withheld in respect of such Award) shall be counted as one Share against the maximum aggregate number of Shares that may be delivered

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pursuant to Awards granted under the Plan, as provided in Section 4(a) above (and shall not again become available to be delivered pursuant to Awards under the Plan), (B) no Shares that are surrendered or tendered to the Company or any Affiliate in payment of the exercise price of an Option-Type Award or any taxes required to be withheld in respect of an Award shall again become available to be delivered pursuant to Awards under the Plan, (C) upon exercise of a Stock Appreciation Right, each Share with respect to which such Stock Appreciation Right is exercised shall be counted as one Share against the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan, as provided in Section 4(a) above, regardless of the number of Shares actually delivered upon settlement of such Stock Appreciation Right, and (D) no Shares reacquired by the Company or an Affiliate on the open market or otherwise using cash proceeds from the exercise of Options shall again become available to be delivered pursuant to Awards under the Plan. For purposes of this Section 4(b) and for the avoidance of any doubt, “surrendered” includes the tendering of Shares held by the Grantee or withheld from an Award, voluntarily by the Grantee, or mandatorily by the Company.

(c) Performance-Based Award Limitations.    The maximum number of Shares that may be granted pursuant to Option-Type Awards to any Grantee during any calendar year under this Plan and the Prior Plan is 1,000,000 Shares. The maximum number of Shares that may be issuable pursuant to Performance-Based Awards granted to any Grantee during any calendar year under this Plan and the Prior Plan is 500,000 Shares (or the cash equivalent based on the Fair Market Value of a Share on the date of payment in the case of Performance-Based Awards that are denominated in Shares but settled in cash). The maximum amount that may be payable pursuant to Performance-Based Awards that are Cash-Based Awards granted to any Grantee during any calendar year under this Plan and the Prior Plan is $6,000,000. Notwithstanding the foregoing, any limits in the foregoing shall not otherwise limit the Committee’s ability to grant Awards not intended to qualify as Performance-Based Awards.

(d) Annual Limit on Incentive Stock Options.    To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options granted under this Plan, the Prior Plan, and any other plan of the Company or its Parent and Subsidiaries become exercisable for the first time by Grantee during any calendar year shall not exceed $100,000. To the extent that any Stock Option that is intended to be an Incentive Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(e) Adjustments.    (i) In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, combination, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to holders of Shares other than regular cash dividends, or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (which substitution or adjustment, as applicable, shall be consistent with the requirements of Section 409A as described in Section 14(c) and with respect to Incentive Stock Options, consistent with Section 424 of the Code), as to (1) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (2) the maximum number of Shares that may be granted under Awards (including individual limits) to any Grantee established under Section 4(c) and Plan limits established for Awards that are not Option-Type Awards and Incentive Stock Options under Section 4(a) of the Plan, (3) the exercise price of any Option-Type Award, (4) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (5) the repurchase price per Share subject to any Shares issued pursuant to an Award that are subject to repurchase by the Company and/or (6) any other affected terms of outstanding Awards.

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(ii) In the event of a Change in Control after the Effective Date, unless provision is made in connection with the Change in Control for (1) assumption of Awards previously granted under the Plan (2) substitution of such Awards for new awards covering stock of a successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, or (3) a grant of a Replacement Award, then unless the applicable Award Agreement provides otherwise (A) each outstanding Option-Type Award then held by a Grantee that is unexercisable or otherwise unvested shall be deemed exercisable and fully vested prior to such Change in Control such that the Grantee is afforded a reasonable opportunity (as determined by the Committee in its sole discretion) to exercise such Award, provided, however, if the exercise price of any such outstanding Option-Type Award equals or exceeds the value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to the Option-Type Award (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Option-Type Awards), then such Option-Type Award shall terminate and be canceled effective upon the Change in Control with no further action and without payment or consideration therefor, (B) each Award designated as a Performance-Based Award and each other Award the vesting or payment of which depends upon the attainment of performance goals shall be paid out immediately following the Change in Control as if the Change in Control were the last day of the applicable “performance period” and “target” levels of performance attained and (C) each other outstanding Award that is unexercisable, unvested, unpaid or subject to restrictions or forfeiture shall automatically be deemed exercisable, vested and payable and all restrictions and forfeiture provisions related thereto shall lapse, in each case as of the moment immediately prior to such Change in Control. Notwithstanding the foregoing, if the acceleration of vesting or payment or the lapse of restrictions or forfeitures would subject the Award to an excise tax under Section 280G of the Code then the accelerated vesting, payment or restrictions or forfeitures that lapse shall be reduced to the extent such reduction results in a greater net after tax benefit to the Grantee.

5.	ELIGIBILITY

(a) Eligible Grantees.    Grantees under the Plan shall be such officers and other employees, Non-Employee Directors and key service providers (including consultants) of the Company and its Affiliates that are selected from time to time by the Committee or its authorized delegate.

(b) No Requirement for Uniform Treatment.    The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Grantee and may be made selectively among Grantees, whether or not such Grantees are similarly situated.

6.	STOCK OPTIONS
(a)	Grant. The Committee may grant Awards of Stock Options.

(b) Terms and Conditions.    The Committee shall determine (i) the Grantees to whom Stock Options shall be granted, (ii) subject to Section 4, the number of Shares subject to Stock Options to be granted to each Grantee, (iii) whether each Stock Option will be an Incentive Stock Option or a Non-Qualified Stock Option and (iv) the conditions and limitations applicable to the vesting and exercise of each Option. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and its interpretive regulations, as they may be amended from time to time. All Stock Options granted under the Plan shall be Non-Qualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If a Stock Option is intended to be an Incentive Stock Option, and if, for any reason, the Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option (or portion thereof) shall become a Nonqualified Stock Option appropriately granted under the Plan.

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(c) Exercise Price.    The per Share exercise price of each Stock Option shall be no less than 100% of the Fair Market Value of a Share determined on the Grant Date; provided that in the case of an Incentive Stock Option granted to an employee of the Company or a Subsidiary who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary or Parent, the per Share exercise price shall be no less than 110% of the Fair Market Value of a Share on the Grant Date. Stock Options are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

(d) Vesting and Exercise.    Each Stock Option shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may specify in the applicable Award Agreement or thereafter. Except as otherwise specified by the Committee in the applicable Award Agreement or as specified in an agreement between the Company or its Affiliates and the Grantee, (i) a Stock Option may only be exercised to the extent that it has already vested at the time of exercise, and (ii) if a Grantee’s employment (or other service relationship) with the Company and its Affiliates terminates for any reason, the portion of the Stock Option that remains unvested at the time of termination shall expire and cease to be exercisable. A Stock Option shall be deemed to be exercised when written or electronic notice of such exercise has been received by the Company, in accordance with the terms of the Award, by the person entitled to exercise the Award with respect to which the Stock Option is being exercised, together with full payment stating the number of Shares. Exercise of a Stock Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Stock Option and in the number of Shares that may be available for purposes of the Plan, by the number of Shares as to which the Stock Option is exercised. The Committee may impose such conditions with respect to the exercise of Stock Options, including, without limitation, any conditions relating to the application of any applicable securities laws, as it may deem necessary or advisable.

(e) Payment.    (i) No Shares shall be delivered pursuant to any exercise of a Stock Option until the Company receives payment in full of the aggregate exercise price. Such payments may be made in cash or its equivalent (e.g., check) or, in the Committee’s sole and plenary discretion, (1) by exchanging Shares owned by the Grantee (which are not the subject of any pledge or other security interest), (2) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Stock Option and to deliver promptly to the Company an amount equal to the aggregate exercise price or (3) through any other method (or combination of methods) as approved by the Committee; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company, as of the date of such tender, is at least equal to the aggregate exercise price. No Grantee shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to a Stock Option until the Shares are issued to the Grantee.

(ii) Wherever in the Plan or any Award Agreement, a Grantee is permitted to pay the exercise price of a Stock Option or taxes relating to the exercise of a Stock Option by delivering Shares, the Grantee may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Stock Option, as exercised, without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Stock Option.

(f) Expiration.    Except as may otherwise be provided to a Grantee outside of the United States in accordance with the terms of a sub-plan or Award Agreement or other grant made pursuant to Section 15(c), each Stock Option shall expire and shall in no event be exercisable after the tenth (10th) anniversary of the date the Option is granted.

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7.	STOCK APPRECIATION RIGHTS

(a) Grant.    The Committee may grant Awards providing an unfunded right to receive, upon exercise, an amount of Shares, cash or other securities or property (as determined by the Committee and as set forth in the Award Agreement) equal to (i) the excess of (1) the Fair Market Value of a Share on the exercise date over (2) the exercise price per Share, times (ii) the number of Shares covered by the Award (such Award a “Stock Appreciation Right”).

(b) Terms and Conditions.    The Committee shall determine (i) the Grantees to whom Stock Appreciation Rights shall be granted, (ii) subject to Section 4, the number of Stock Appreciation Rights to be granted to each Grantee, (iii) subject to this Section 7, the exercise price thereof, (iv) whether the Stock Appreciation Right is granted as an independent award or in tandem with a Stock Option Award, and (v) the conditions and limitations applicable to the exercise thereof. Exercise of a Stock Appreciation Right in any manner shall result in a decrease in the number of Shares that thereafter are subject to such Stock Appreciation Right and in the number of Shares that may be available for purposes of the Plan, by the number of Shares issued with respect to such Stock Appreciation Right.

(c) Exercise Price.    The exercise price per Share covered by a Stock Appreciation Right shall be no less than 100% of the Fair Market Value of such Share on the Grant Date; provided that notwithstanding the foregoing, in the case of a Stock Appreciation Right granted in tandem with a Stock Option, or a portion thereof, the exercise price may not be less than the exercise price of the related Stock Option. Stock Appreciation Rights are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

(d) Vesting and Exercise.    Stock Appreciation Rights shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may specify in the applicable Award Agreement or thereafter. Except as otherwise specified by the Committee in the applicable Award Agreement or as specified in an agreement between the Company or its Affiliates and the Grantee, (i) a Stock Appreciation Right may only be exercised to the extent that it has already vested at the time of exercise, and (ii) if a Grantee’s employment (or other service relationship) with the Company and its Affiliates terminates for any reason, the portion of the Stock Appreciation Right that remains unvested at the time of termination shall expire and cease to be exercisable. A Stock Appreciation Right will be deemed to be exercised when written or electronic notice of such exercise has been received by the Company, in accordance with the terms of the Award from the person entitled to exercise the Award stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No Grantee shall have any rights to dividends or other rights of a Shareholder with respect to Shares covered by Stock Appreciation Rights.

(e) Expiration.    Except as may otherwise be provided to a Grantee outside of the United States in accordance with the terms of a sub-plan established or other grant made pursuant to Section 15(c), each Stock Appreciation Right shall expire and shall in no event be exercisable after the tenth (10th) anniversary of the date the Stock Appreciation Right is granted.

8.	RESTRICTED STOCK AWARDS

(a) Grant.    Subject to the provisions of the Plan, the Committee may grant an Award of Shares that are subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”).

(b) Terms and Conditions.    The Committee shall determine: (i) the Grantees to whom Restricted Stock Awards shall be granted, (ii) subject to Section 4, the number of Shares of Restricted Stock to be granted to each Grantee, (iii) the nature and duration of the period during which, and the conditions, if any, under which, the Restricted Stock Awards may vest or may be forfeited, including, without limitation, conditions related to the completion of a specified period of service, the occurrence of an

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event and/or the attainment of performance objectives and (iv) such other terms and conditions of such Awards as the Committee shall determine that are consistent with the Plan. Notwithstanding any other provision of the Plan, Restricted Stock Awards that (A) are subject to time-based vesting, but not performance-based vesting, shall not fully vest until the completion of a vesting period of at least three years from the Grant Date and no part of such Award shall vest prior to the first anniversary of the Grant Date, subject in any case to earlier vesting in whole or in part in the event of a Change in Control or the death, disability or other termination of the Grantee’s employment, and (B) are subject to vesting upon the attainment of performance objectives shall have a minimum performance period of one year; provided that the minimum vesting periods set forth in this sentence shall not apply to Awards relating to Shares in the Unrestricted Pool, which shall be subject to vesting over such period as the Committee shall specify.

(c) Rights as a Stockholder.    Upon payment of any applicable purchase price, if any, and satisfaction of such other conditions as the Committee shall require for the issuance of the Restricted Stock Award, a Grantee shall have the rights of a Shareholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Award Agreement. Unless the Committee shall otherwise determine, Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that the Restricted Stock is subject to forfeiture and other transfer restrictions until the Restricted Stock Award is vested.

(d) Transfer Restrictions.    Shares of Restricted Stock awarded under this Plan may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award Agreement. Unless provided otherwise in the Award Agreement or in an agreement between the Company or its Affiliates and the Grantee, if a Grantee’s employment (or other service relationship) with the Company and its Affiliates terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to the Grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from the Grantee or the Grantee’s legal representative simultaneously with the termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the Grantee or rights of the Grantee as a Shareholder.

(d) Dividends.    Dividends paid on any Shares of Restricted Stock shall be paid in accordance with the applicable Award Agreement which may, without limitation, provide that payment of dividends will be (i) made currently, (ii) deferred until the Shares of Restricted Stock for which they have been paid have vested, (iii) withheld by the Company and paid when the Restricted Stock Award vests, (iv) reinvested in additional Shares of Restricted Stock, (v) waived by the Grantee or (vi) a combination thereof, as determined by the Committee in its sole discretion; provided that, for Shares of Restricted Stock that are subject to vesting upon the attainment of a performance objective, dividends may be paid only with respect to those Shares of Restricted Stock for which the Committee certifies that the performance objective has been achieved.

9.	RESTRICTED STOCK UNITS

(a) Grant.    The Committee may grant Awards of “Restricted Stock Units” that represent an unfunded promise to deliver Shares, cash or other securities or property (as determined by the Committee and set forth in the Award Agreement) subject to such restrictions and conditions as the Committee may determine at the time of grant.

(b) Terms and Conditions.    The Committee shall determine: (i) the Grantees to whom Restricted Stock Units shall be granted, (ii) subject to Section 4, the number of Restricted Stock Units be granted to each Grantee, (iii) the nature and duration of the period during which, and the conditions, if any, under which, the Restricted Stock Awards may vest or may be forfeited including, without limitation,

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conditions related to the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives, (iv) the timing of delivery of Shares, cash or other securities or property following vesting, provided, however, that any delay in the delivery of Shares, cash or other securities or property shall comply with Section 409A such that the delivery will not result in the imposition of any excise tax otherwise imposed by Section 409A, and (v) such other terms and conditions of such Awards as the Committee shall determine that are consistent with the Plan. Notwithstanding any other provision of the Plan, Restricted Stock Units settled in Shares that (A) are subject to time-based vesting, but not performance-based vesting, shall not fully vest until the completion of a vesting period of at least three years from the Grant Date and no part of such Award shall vest prior to the first anniversary of the Grant Date, subject in any case to earlier vesting in whole or in part in the event of a Change in Control or the death, disability or other termination of the Grantee’s employment, and (B) that are subject to vesting upon the attainment of performance objectives shall have a minimum performance period of one year; provided that the minimum vesting periods set forth in this sentence shall not apply to Awards relating to Shares in the Unrestricted Pool, which Awards shall be subject to vesting over such period as the Committee shall specify.

(c) No Rights as a Shareholder.    A Grantee of Restricted Stock Units shall have no rights as a Shareholder with respect to such Restricted Stock Units; provided, however, nothing herein shall preclude the Committee from granting Dividend Equivalent Rights for the Shares underlying the Restricted Stock Unit Award, subject to such terms and conditions as the Committee may determine; provided that any such Dividend Equivalent Rights granted in respect of a Restricted Stock Unit Award that is subject to vesting upon the attainment of a performance objective may be paid only with respect to the Shares underlying such Award for which the Committee certifies that the performance objective has been achieved.

10.	OTHER STOCK-BASED AWARDS

(a) Grant.    The Committee may grant Awards of Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of Shares, which Awards are not Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards or Dividend Equivalent Rights (“Other Stock-Based Awards”), including, without limitation, (i) Shares awarded as a bonus and not subject to any restrictions or conditions, and (ii) Awards that afford the Grantee the opportunity to earn other Awards under the Plan (e.g., in payment of the amount due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate) such as performance Shares, performance stock units and deferred stock units. Other Stock-Based Awards may be granted alone or in tandem other Awards granted under the Plan.

(b) Terms and Conditions.    The Committee shall determine (i) the Grantees to whom the Other Stock-Based Awards shall be granted; (ii) subject to Section 4, the number of Shares to be subject to the Other Stock-Based Awards; (iii) whether such Other Stock-Based Awards shall be settled in Shares, cash or other securities or property or any combination thereof; (iv) the nature and duration of the period during which, and the conditions, if any, under which, the Other Stock-Based Awards may vest or may be forfeited including, without limitation, conditions related to the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives, (v) the timing of delivery of Shares, cash or other securities or property following vesting, provided, however, that any delay in the delivery of Shares, cash or other securities or property shall be designed to comply with Section 409A to minimize the likelihood that delivery will result in the imposition of any excise tax otherwise imposed by Section 409A, and (vi) such other terms and conditions of such Awards as the Committee shall determine that are consistent with the Plan including, without limitation, whether the Award shall be granted with Dividend Equivalent Rights; provided that any such Dividend Equivalent Rights granted in respect of an Other Stock-Based Award that is subject to vesting upon the attainment of a performance objective may be paid only with respect to the Shares underlying such Award for which the Committee certifies that the performance objective has been achieved. Any

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Shares issued in respect of such Other Stock-Based Awards shall be fully paid and non-assessable. Notwithstanding any other provision of the Plan, Other Stock-Based Awards settled in Shares that (A) are subject to time-based vesting, but not performance-based vesting shall not fully vest until the completion of a vesting period of at least three years from the Grant Date and no part of such Award shall vest prior to the first anniversary of the Grant Date, subject in any case to earlier vesting in whole or in part in the event of a Change in Control or the death, disability or other termination of the Grantee’s employment, and (B) that are subject to vesting upon the attainment of performance objectives shall have a minimum performance period of one year; provided that the minimum vesting periods set forth in this sentence shall not apply to Other Stock Based Awards relating to Shares in the Unrestricted Pool or Option-Type Awards, which Awards in either case shall be subject to vesting over such period as the Committee shall specify.

(c) Expiration.    Except as may otherwise be provided to a Grantee outside of the United States in accordance with the terms of an sub-plan or Award Agreement or other grant made pursuant to Section 15(c), each Other Stock-Based Award that is an Option-Type Award shall expire and shall in no event be exercisable after the tenth (10th) anniversary of the date the Award is granted.

11.	CASH-BASED AWARDS

(a) Grant.    The Committee may grant cash denominated Awards that specify an amount, formula or payment range, as determined by the Committee, to be paid or earned by a Grantee (“Cash-Based Awards”).

(b) Terms and Conditions.    The Committee shall determine (i) the Grantees to whom Cash-Based Awards shall be granted, (ii) subject to Section 4, the amount payable under the Cash-Based Award, (iii) the nature and duration of the period during which, and the conditions, if any, under which, a right to payment under the Cash-Based Awards may vest or may be forfeited, including, without limitation, conditions related to the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives, (iv) the timing of delivery of cash following vesting, provided, however, that any delay in the delivery of cash shall comply with Section 409A such that the delivery will not result in the imposition of any excise tax otherwise imposed by Section 409A, and (v) such other terms and conditions of such Awards as the Committee shall determine that are consistent with the Plan. Cash-Based Awards may be granted alone or in tandem with other Awards granted under the Plan.

12.	PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a) Designation.    On the Grant Date, the Committee may designate any Award (other than Options and Stock Appreciation Rights for which no such designation is necessary) to a Grantee who is, or who the Committee determines may become a Covered Employee as an Award that is intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code (a “Performance-Based Award”).

(b) Grantees.    The Committee shall, in its sole discretion, designate within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) which Grantees will be eligible to receive Performance-Based Awards in respect of such Performance Period. However, designation of a Grantee as eligible to receive an Award under this Section 12 for a Performance Period shall not in any manner entitle the Grantee to receive payment in respect of any Performance-Based Award for the Performance Period. The determination as to whether or not the Grantee becomes entitled to payment in respect of any Performance-Based Award shall be decided solely in accordance with the provisions of this Section 12. Designation of a Grantee as eligible to receive a Performance-Based Award for a particular Performance Period shall not require designation of the Grantee as eligible to receive an Award under this Section 12 in any subsequent

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Performance Period. The designation of one person as a Grantee eligible to receive a Performance-Based Award hereunder shall not require designation of any other person as a Grantee eligible to receive Performance-Based Awards in that Performance Period or any other Performance Period.

(c) Establishment of Performance-Based Awards.    With regard to a particular Performance Period, the Committee shall determine (i) the length of such Performance Period, (ii) the types of Performance-Based Awards to be issued, (iii) the Performance Goals (which goals may be established in the Committee’s discretion with respect to the Company and its Affiliates or with respect to any subdivision thereof (including at the level of an Affiliate, brand, division, operating unit, or combination thereof)), (iv) the Performance Formula, and (v) such other terms and conditions of such Awards as the Committee shall determine that are consistent with the Plan and that would not cause the Award to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code. Within the first 90 days of the start of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance-Based Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(d) Performance Criteria.    The Performance Criteria that may be used to establish the Performance Goals with respect to Performance-Based Awards shall be limited to the following: (i) net income before or after taxes, (ii) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (iii) operating income, (iv) earnings per share, (v) return on shareholders’ equity, (vi) return on investment or capital, (vii) return on assets, (viii) level or amount of acquisitions, (ix) share price, (x) profitability and profit margins, (xi) market share (in the aggregate or by brand, group or product), (xii) revenues or sales (based on units or dollars), (xiii) costs, (xiv) cash flow, (xv) working capital, (xvi) average sales price, (xvii) accounts receivable levels, (xviii) measures of Internet traffic, such as number of unique visits per page, or number of clicks, or (xix) completion of projects within specified time frame (including, without limitation, a project related to the integration of an acquired business or the establishment of a new business). Such Performance Criteria may be applied on an absolute basis and/or be relative to one or more peer companies of the Company or indices or any combination thereof.

(e) Modification of Performance Goals.    The Committee is authorized at any time during the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), or any time thereafter (but only to the extent the exercise of such authority after such 90-day period (or such shorter period, if applicable) would not cause the Performance-Based Awards granted to any Grantee for the Performance Period to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code), to adjust or modify the calculation of a Performance Goal for a Performance Period to the extent permitted under Section 162(m) of the Code, including, without limitation, in the event of, or in anticipation of: (i) any unusual, non-recurring or infrequently occurring items, transactions, events or developments affecting the Company or any of its Affiliates, brands, divisions or operating units (to the extent applicable to such Performance Goal), including charges for restructurings (employee severance liabilities, asset impairment costs, and exit costs), discontinued operations, extraordinary items and the cumulative effect of changes in accounting treatment, brands, divisions or operating units, or (ii) changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions.

(f) Conditions to Payment of Performance-Based Awards.    Except as otherwise permitted by Section 162(m) of the Code for “qualified performance-based compensation,” a Grantee shall be eligible to receive payments in respect of a Performance-Based Award only to the extent that (i) the Performance Goals for the relevant Performance Period are achieved and certified by the Committee

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in accordance with this Section 12, and (ii) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Grantee’s Performance-Based Award has been earned for that Performance Period.

(g) Certification.    Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance-Based Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Grantee’s Performance-Based Award for the Performance Period and, in so doing, may apply negative discretion as authorized by Section 12(h).

(h) Committee Discretion (Negative Discretion).    In determining the actual size of an individual Performance-Based Award for a Performance Period, the Committee may reduce or eliminate the amount of the Award earned in the Performance Period, even if applicable Performance Goals have been attained. In no event may the Committee (i) grant or provide payment in respect of Performance-Based Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained, (ii) increase a Performance-Based Award for any Grantee at any time after the first 90 days of the Performance Period (or, if shorter, the maximum period allowed under Section 162(m) of the Code), or (iii) increase a Performance-Based Award above the maximum amount payable under Section 4 of the Plan.

(i) Timing of Award Payments.    The Performance-Based Awards granted for a Performance Period shall be paid or settled, as applicable as soon as administratively possible following completion of the certifications required by Section 12(g), unless the Committee shall determine that any Performance-Based Award shall be deferred, provided that any deferral in the payment or settlement of a Performance-Based Award shall comply with Section 409A such that the deferral will not result in the imposition of any excise tax otherwise imposed by Section 409A.

13.	DIVIDEND EQUIVALENT RIGHTS

(a) Regular Cash Dividends.    The Committee may grant Dividend Equivalent Rights on Awards denominated in Shares that are not Option-Type Awards. The Committee shall determine whether (i) the Dividend Equivalent Rights are paid currently or are deferred (including deferral to the date of exercise, settlement, or payment of, or lapse of restrictions on, the underlying Award to which the Dividend Equivalent Right relates), provided that any such Dividend Equivalent Rights granted in respect of an Award that is subject to vesting upon the attainment of a performance objective may be paid only with respect to the Shares underlying such Award for which the Committee certifies that the performance objective has been met, (ii) the Dividend Equivalent Rights are deemed reinvested in additional Shares which may thereafter accrue additional dividend equivalents (any such deemed reinvestment shall be at Fair Market Value of the Shares on the date of reinvestment), or (iii) the Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such related Award.

(b) Other Dividends.    Except as otherwise determined by the Committee in the applicable Award Agreement, if on any date on which an RSU, Restricted Stock Award or Other Stock-Based Award shall be outstanding the Company shall pay any dividend other than a regular cash dividend or make any other distribution on the Shares, the Grantee shall be credited with a bookkeeping entry equivalent to such dividend or distribution for each RSU, Restricted Stock Award and Other Stock-Based Award held by the Grantee on the record date for such dividend or distribution, but the Company shall retain custody of all such dividends and distributions unless the Committee or Board determines that an amount equivalent to such dividend or distribution shall be paid currently to the Grantee (any such amount, “Retained Distributions”); provided, however, that if the Retained Distribution relates to a

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dividend paid in Shares, the Grantee shall receive an additional amount of RSUs, Restricted Stock Awards and Other Stock-Based Awards, as applicable, equal to the product of (i) the aggregate number of RSUs, Restricted Stock Awards and Other Stock-Based Awards held by the Grantee pursuant to the applicable Awards through the related dividend record date, multiplied by (ii) the number of Shares (including any fraction thereof) payable as a dividend on a Share. Retained Distributions shall not bear interest and shall be subject to the same terms and conditions and be subject to the same restrictions as the RSUs, Restricted Stock Awards and Other Stock-Based Awards, as applicable, to which they relate. Notwithstanding anything in the Plan to the contrary, this Section 13(b) shall not apply to any Option-Type Awards.

(c) Section 409A.    Notwithstanding anything else contained in this Section to the contrary, no payment of Dividend Equivalents or Retained Distributions under this Section 13 shall occur before the first date on which a payment could be made without subjecting the Grantee to tax under the provisions of Section 409A.

14.	TAX WITHHOLDING; SECTION 409A

(a) Payment by Grantee.    Each Grantee shall, no later than the date as of which the value of an Award or of any Shares issued under the Plan or other amounts received thereunder first becomes includable in the gross income of the Grantee for federal income tax purposes, pay to the Company or the Affiliate, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind (including, but not limited to, income tax, social insurance, payroll tax, fringe benefits tax and payment on account) required by law to be withheld by the Company or by the Affiliate with respect to such income. As a condition to receiving an Award under the Plan, each Grantee authorizes the Company or its Affiliate to deduct any such taxes from any payment of any kind otherwise due to the Grantee. The Company’s obligation to deliver any Award to any Grantee is subject to and conditioned on tax withholding obligations being satisfied by the Grantee.

(b) Payment in Shares.    Subject to approval of the Committee, a Grantee may elect to have the minimum required tax withholding obligation of the Company or its Affiliate satisfied, in whole or in part, by (i) authorizing the Company or the Affiliate to withhold from Shares to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the Grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

(c) Section 409A.    It is intended that the provisions of the Plan comply with Section 409A, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. Notwithstanding any other provisions in the Plan or any Award agreement to the contrary, in the event that it is reasonably determined by the Committee that, as a result of Section 409A, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Grantee holding such Award to be subject to taxation under Section 409A, the Company will make such payment on the first day that would not result in the Grantee incurring any tax liability under Section 409A. If, at the time of a Grantee’s separation from service (within the meaning of Section 409A), (1) the Grantee is a specified employee (within the meaning of Section 409A and using the identification methodology selected by the Company from time to time) and (2) the Company determines in good faith that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A), the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A to avoid taxes or penalties under Section 409A, then the Company shall not pay such amount on the otherwise scheduled payment date

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but shall instead pay it on the first business day after such six-month period. The delayed amount shall be paid without interest, unless otherwise determined by the Committee, in its sole discretion, or as otherwise provided in any Award Agreement or other written agreement between the Company and the relevant Grantee. To the extent any amount made under the Plan to which Section 409A applies is payable in two or more installments, each installment payment shall be treated as a separate payment for purposes of Section 409A. Grantees shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on the Grantee or for the Grantee’s account in connection with an Award (including any taxes and penalties under Section 409A), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold the Grantee harmless from any or all of such taxes or penalties.

15.	AMENDMENTS AND TERMINATION

(a) Authority.    The Company may, at any time, by action of the Committee or the Board, amend, suspend or discontinue or terminate the Plan. Except as required by applicable law, stock exchange rules, tax rules or accounting rules or as specifically set forth in the Plan or any applicable Award Agreement, the Committee may not amend or cancel any outstanding Award in a manner that would materially impair the rights of the holder without such holder’s consent. The foregoing restriction shall not preclude the Committee from unilaterally amending any Award to the extent the Committee deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A. No amendment to the Plan or any Award shall be effective without approval of Shareholders if and to the extent the Committee or Board determines such approval is required to ensure that (i) Incentive Stock Options granted under the Plan are or remain qualified under Section 422 of the Code, (ii) Awards intended to be “qualified performance-based compensation” under Section 162(m) of the Code continue to be so qualified, or (iii) the Company continues to comply with the applicable rules of the NYSE, or such other securities exchange or market system on which Shares are then principally listed. In addition, no amendments to Section 15(b) of the Plan relating to re-pricing of any Option-Type Award that would permit such re-pricing shall be effective without the prior approval of the Shareholders.

(b) No Re-pricing.    Notwithstanding anything in the Plan to the contrary, except for any re-pricing that occurs by operation of the adjustment provision in Section 4, the Committee shall not have the authority to take any action after the Grant Date with respect to any Option-Type Award that would constitute a re-pricing without the prior approval of the Shareholders, including, but not limited to, (i) repurchasing for cash or cancelling any Option-Type Award at a time when its exercise price is greater than the Fair Market Value of the underlying Shares in exchange for another Award; (ii) changing the terms of any Option-Type Award to lower its exercise price; and (iii) any other action that is treated as a “repricing” under U.S. generally accepted accounting principles. Any such cancellation and exchange described in clause (i) (other than in connection with a change permitted under the adjustment provision in Section 4) will be considered a re-pricing regardless of whether it is treated as a “repricing” under U.S. generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

(c) International Grantees.    With respect to Grantees who reside or work outside the United States of America and who are not (and who are not expected to be) Covered Employees, the Committee may, in its sole discretion, amend the terms of the Plan or Awards or adopt such additional terms with respect to such Grantees (including, without limitation, the adoption of a sub-plan to this Plan or to an Award Agreement or country appendix thereto) to address differences in local law or tax policies or to obtain more favorable tax or other treatment for a Grantee, the Company or an Affiliate; provided, however, no such amendment shall negate the Plan limitations set forth in Section 4 or in this Section 15.

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16.	GENERAL PROVISIONS

(a) Compliance with Securities Laws and Other Applicable Laws.    The Plan, the granting and exercising of Awards hereunder, and any obligations of the Company or the Committee under the Plan, shall be subject to all applicable federal, state and foreign country securities and exchange control laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Shares are listed or quoted. The Company or the Committee, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Shares under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any federal, state or foreign country securities and exchange control law, rule or regulation. The Company or the Committee may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable securities and exchange control laws, rules and regulations. The Company and the Committee shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any such laws, rules or regulations. The Company or the Committee may require the placing of a stop-order on Shares or Awards. Any postponement of the exercise or settlement of any Award or the issuance of a stop-order under this provision shall not extend the term of an Award affected by the postponement or the stop-order. Neither the Company, nor the Committee, nor its directors or officers shall have any obligation or liability to a Grantee with respect to any Award (or Shares issuable thereunder) that shall lapse because of a postponement or a stop-order.

(b) Delivery of Shares.    Shares shall be deemed delivered to a Grantee for all purposes when the Company or its transfer agent shall have given to the Grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the Grantee, at the Grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). The Committee shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee. No Grantee or other holder of any Award shall have any rights of a Shareholder with respect to any Shares to be issued or distributed under the Plan until the Shares are delivered and he or she has become the holder of such Shares; provided that, except as provided in the applicable Award Agreement, Grantees holding Restricted Stock shall have the rights described in Section 8(c) and as otherwise provided in the Award Agreement.

(c) Trading Policy Restrictions.    The ability to exercise Option-Type Awards and/or acquire or dispose of Shares acquired under the Plan shall be subject to such Company’s insider trading policy, as in effect from time to time.

(d) No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(e) Forfeiture and Clawback of Awards under Applicable Law.    The grant of each Award is expressly conditioned upon the Company’s right to recover from Grantee any Award and any profits or earnings from such Awards, including without limitation, profits from the sale of Shares issued pursuant to any Award, to the extent required by applicable law.

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(f) Non-Transferability of Award.

(i) Awards Exercisable Solely By Grantee.    Except as otherwise specified in the applicable Award Agreement (and subject to the limitation that in no circumstances may an Award may be transferred by the Grantee for consideration or value), during the Grantee’s lifetime each Option-Type Award (and any rights and obligations thereunder) shall be exercisable only by the Grantee, or, if permissible under applicable law, by the Grantee’s legal guardian or personal representative, who shall be treated as the Grantee for purposes of this Plan.

(ii) Deceased Grantees.    An Option-Type Award, which by its terms is exercisable after the death of a Grantee, may be exercised by the legatees, personal representatives or distributees of the Grantee.

(iii) No Assignment.    No Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. Neither the Grantee nor any of the Grantee’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A, any deferred compensation (within the meaning of Section 409A) payable to any Grantee or for the benefit of any Grantee under the Plan may not be reduced by, or offset against, any amount owing by any such Grantee to the Company or any of its Affiliates.

(iv) Incentive Stock Options.    In no event may any Incentive Stock Options granted under the Plan be transferable in any way that would violate Section 1.422-2(a)(2) of the Treasury Regulations or any successor regulation.

(v) Permitted Successors and Assigns.    All terms and conditions of the Plan and all Award Agreements shall be binding upon any permitted successors and assigns.

(g) No Right To Continue Service.    The adoption of this Plan and the grant of Awards to any particular Grantee shall not confer upon any Grantee the right to continued employment or service with the Company or any Affiliate.

(h) No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares, other types of equity-based awards (subject to Shareholder approval if such approval is required) and cash incentive awards, and such arrangements may be either generally applicable or applicable only in specific cases.

(i) No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on one hand, and a Grantee or any other person, on the other hand. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.

(j) Governing Law.    The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law provisions thereof.

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(k) Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(l) Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m) Other Benefit Plans.    All Awards shall constitute a special incentive payment to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any benefits under any pension, retirement, severance, profit sharing, bonus, life insurance or other benefit plan of the Company or any Affiliate or under any agreement between the Company or any Affiliate and the Grantee, unless such plan or agreement specifically provides otherwise.

17.	EFFECTIVE DATE OF PLAN

The Plan shall be effective on the Distribution Date (such date, the “Effective Date”) provided it shall have been adopted by the Board and approved by the Company’s Shareholder. The Plan shall have a ten (10) year term; no Award shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, shall nevertheless continue thereafter.

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TIME INC. 225 LIBERTY STREET NEW YORK, NY 10281
VOTE BY INTERNET
Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 6, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 6, 2016. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
ATTENDING THE MEETING IN PERSON:
To attend the meeting, go to “request meeting admission” link at www.proxyvote.com. You may also attend via the Internet by visiting www.virtualshareholdermeeting.com/TIME2016.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E02043-P74793                KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TIME INC.

The Board of Directors unanimously recommends you vote FOR the following:

1.	Election of Directors	For	Against	Abstain
Nominees:

	1a. Joseph A. Ripp	☐	☐	☐

	1b. David A. Bell	☐	☐	☐	The Board of Directors unanimously recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain
	1c. John M. Fahey, Jr.	☐	☐	☐	2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016	☐	☐	☐
	1d. Manuel A. Fernandez	☐	☐	☐
	1e. Dennis J. FitzSimons	☐	☐	☐	3.	To approve the compensation of our named executive officers on an advisory basis	☐	☐	☐
	1f. Betsy D. Holden	☐	☐	☐	4.	To approve the Time Inc. 2016 Omnibus Incentive Compensation Plan	☐	☐	☐
	1g. Kay Koplovitz	☐	☐	☐
	1h. J. Randall MacDonald	☐	☐	☐	NOTE: To consider such other business as may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof.
	1i. Ronald S. Rolfe	☐	☐	☐
	1j. Sir Howard Stringer	☐	☐	☐
	1k. Michael P. Zeisser	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E02044-P74793

TIME INC.

Annual Meeting of Stockholders

June 7, 2016 9:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joseph A. Ripp, Jeffrey J. Bairstow and Lawrence A. Jacobs, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TIME INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 7, 2016, at Time Inc., 225 Liberty Street, New York, NY 10281, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side